UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2010

*	This Form N-CSR pertains to the following series of the Registrant: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Bond Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

4/30/10

MFB-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	55.3%
High Yield Corporates	29.7%
Emerging Markets Bonds	6.0%
Commercial Mortgage-Backed Securities	5.8%
Collateralized Debt Obligations	0.6%
Mortgage-Backed Securities	0.5%
Floating Rate Loans	0.4%
Asset-Backed Securities	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	3.1%
AA	4.8%
A	15.2%
BBB	44.2%
BB	25.3%
B	4.8%
CCC	0.6%
Equity	0.1%
Other	1.9%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	8.2 yrs.
(a)	Included in the rating categories are: (1) debt securities and fixed income structured products which have long-term public ratings; (2) U.S. Government Securities (all of which are given AAA ratings); and (3) credit default swaps, if applicable, for which the underlying security has a long term public rating. U.S. Government Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. government agencies or U.S. government-sponsored entities. All rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Any equity securities are listed separately. The “Other” category includes cash, other assets, liabilities (including any derivative offsets), short-term and unrated debt securities. Ratings from Moody’s (e.g., Aaa) are shown in the S&P and Fitch scale (e.g. AAA). All ratings are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 4/30/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2010, Class A shares of the MFS Bond Fund (the “fund”) provided a total return of 27.35%, at net asset value. This compares with a return of 19.55% for the fund’s benchmark, the Barclays Capital U.S. Credit Bond Index. Effective May 1, 2009, the fund changed its benchmark from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Credit Bond Index to better reflect the fund’s investment strategy. For the twelve month reporting period, the Barclays Capital U.S. Government/Credit Bond Index generated a return of 8.62%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

4

Management Review – continued

Nonetheless, risky-asset valuation generally hit secular highs by the end of the period.

Contributors to Performance

Relative to the Barclays Capital U.S Credit Bond Index, the fund’s greater exposure to “BBB” rated (r) and below-investment-grade securities was a key contributor to performance as these sectors of the market were the best-performing credit quality tiers within the index. This appears to have been driven by a continued recovery in risk appetite tied to an improving economy. The benchmark holds only investment-grade (“BBB” rated and above) securities.

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was another positive contributor to performance.

The fund’s greater exposure to corporate bonds in the financial sector also contributed to relative returns as holdings within this sector exhibited strong returns for the reporting period.

A higher exposure to commercial mortgage-backed securities was another factor that benefited relative returns. These securities significantly outperformed the benchmark over the reporting period due to improvements in the credit markets as well as increased clarity on the eligibility of these securities as collateral for certain Federal Reserve liquidity facilities.

Security selection also boosted relative results. Top individual contributors during the reporting period included the fund’s holdings of financial services providers MBIA Insurance Corp., UniCredito Italiano, and Barclays Bank PLC. These holdings had significantly underperformed in the prior year.

Detractors from Performance

During the reporting period, the fund’s shorter duration (d) stance detracted from relative performance.

A lesser exposure to investment-grade corporate bonds in the industrial sector also held back relative performance.

Among individual securities, bonds with short maturities, such as scientific products and services provider Fisher Scientific, telecommunications provider Telefonica Europe (h), and precious metals company Freeport-McMoRan, underperformed bonds with longer-dated maturities during the market rally.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 4/30/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 4/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	27.35%	6.14%	7.01%	N/A
B	9/07/93	26.60%	5.42%	6.27%	N/A
C	1/03/94	26.52%	5.41%	6.27%	N/A
I	1/02/97	27.76%	6.46%	7.33%	N/A
R1	4/01/05	26.50%	5.34%	N/A	5.43%
R2	10/31/03	27.16%	5.84%	N/A	5.60%
R3	4/01/05	27.47%	6.10%	N/A	6.18%
R4	4/01/05	27.76%	6.40%	N/A	6.49%
Comparative benchmarks
Barclays Capital U.S. Credit Bond Index (f)		19.55%	5.44%	7.00%	N/A
Barclays Capital U.S. Government/Credit Bond Index (f)(z)		8.62%	5.11%	6.40%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		21.30%	5.11%	6.49%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		22.60%	5.10%	6.27%	N/A
C With CDSC (1% for 12 months) (x)		25.52%	5.41%	6.27%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(z)	Effective May 1, 2009, the fund changed its benchmark from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Credit Bond Index because it is believed that it more closely corresponds to the investment strategy of the fund.

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

8

Performance Summary – continued

Barclays Capital U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of investment-grade debt obligations of the U.S. Treasury and U.S. government agencies, as well as U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2009 through April 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/09	Ending Account Value 4/30/10	Expenses Paid During Period (p) 11/01/09-4/30/10
A	Actual	0.85%	$1,000.00	$1,067.47	$4.36
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
B	Actual	1.61%	$1,000.00	$1,064.45	$8.24
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
C	Actual	1.61%	$1,000.00	$1,063.68	$8.24
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
I	Actual	0.60%	$1,000.00	$1,069.59	$3.08
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R1	Actual	1.61%	$1,000.00	$1,063.65	$8.24
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
R2	Actual	1.11%	$1,000.00	$1,066.99	$5.69
	Hypothetical (h)	1.11%	$1,000.00	$1,019.29	$5.56
R3	Actual	0.86%	$1,000.00	$1,067.47	$4.41
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31
R4	Actual	0.60%	$1,000.00	$1,069.59	$3.08
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

4/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.3%
Issuer	Shares/Par	Value ($)

Aerospace - 1.3%
BE Aerospace, Inc., 8.5%, 2018	$6,830,000	$7,308,100
Bombardier, Inc., 7.75%, 2020 (z)	7,685,000	8,165,312

		$15,473,412
Airlines - 1.4%
American Airlines Pass-Through Trust, 6.817%, 2011	$6,831,000	$6,831,000
Continental Airlines, Inc., 7.25%, 2019	2,155,000	2,305,850
Delta Air Lines, Inc., 7.57%, 2010	6,955,000	7,120,181

		$16,257,031
Asset Backed & Securitized - 6.6%
Anthracite Ltd., “A” CDO, FRN, 0.621%, 2019 (z)	$3,406,940	$2,418,927
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (z)	2,150,000	198,875
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.865%, 2040 (z)	2,298,439	833,184
BlackRock Capital Finance LP, 7.75%, 2026 (n)	487,200	69,231
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	1,757,520	1,775,095
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	1,161,400	1,198,682
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	3,851,426	3,740,784
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	2,920,000	2,419,152
Commercial Mortgage Acceptance Corp., FRN, 1.254%, 2030 (i)	10,518,829	598,697
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	2,990,290	2,917,866
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	3,415,000	3,372,990
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	5,804,213	4,859,220
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	2,640,688	2,138,957
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	2,675,000	2,740,684
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	2,733,000	1,011,210
Falcon Franchise Loan LLC, FRN, 3.969%, 2025 (i)(z)	12,340,586	434,389
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	1,815,209	1,903,191
GE Commercial Mortgage Corp., FRN, 5.514%, 2044	2,710,000	2,504,609
GMAC LLC, FRN, 6.02%, 2033 (z)	4,140,000	4,030,036
GMAC LLC, FRN, 7.913%, 2034 (n)	3,212,000	2,939,924
Greenwich Capital Commercial Funding Corp., FRN, 6.085%, 2038	2,125,000	1,958,067
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	7,161,947	6,904,290

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.548%, 2042 (n)	$4,734,928	$1,726,774
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.937%, 2049	3,070,000	3,112,559
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.006%, 2049	1,467,768	1,442,241
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.188%, 2051	3,000,000	3,080,970
KKR Financial CLO Ltd., “C”, CDO, FRN, 1.7%, 2021 (n)	3,651,630	2,565,270
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.045%, 2030 (i)	9,785,295	268,060
Merrill Lynch Mortgage Trust, FRN, 6.02%, 2050	1,561,000	413,235
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	3,070,000	2,984,816
Morgan Stanley Capital I, Inc., 5.72%, 2032	151,690	154,207
Morgan Stanley Capital I, Inc., FRN, 0.546%, 2030 (i)(n)	20,677,677	534,944
Mortgage Capital Funding, Inc., FRN, 1.97%, 2031 (i)	725,673	322
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)	5,790,000	5,765,969
Prudential Securities Secured Financing Corp., FRN, 7.255%, 2013 (z)	3,468,000	3,133,799
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,390,490	2,019,533

		$78,170,759
Automotive - 0.3%
Ford Motor Credit Co. LLC, 9.75%, 2010	$3,470,000	$3,552,621

Broadcasting - 1.5%
CBS Corp., 5.75%, 2020	$1,890,000	$1,963,835
Inmarsat Finance PLC, 7.375%, 2017 (n)	6,896,000	7,189,080
News America, Inc., 8.5%, 2025	4,931,000	6,009,267
WPP Finance, 8%, 2014	2,744,000	3,168,255

		$18,330,437
Brokerage & Asset Managers - 0.4%
TD Ameritrade Holding Co., 4.15%, 2014	$5,138,000	$5,247,578

Building - 0.8%
Hanson PLC, 7.875%, 2010	$3,170,000	$3,242,118
Mohawk Industries, Inc., 6.875%, 2016	6,470,000	6,858,200

		$10,100,318

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - 3.4%
Cablevision Systems Corp., 8%, 2020	$1,695,000	$1,724,662
Cox Communications, Inc., 4.625%, 2013	6,087,000	6,473,123
Cox Communications, Inc., 6.25%, 2018 (n)	1,735,000	1,894,370
DIRECTV Holdings LLC, 7.625%, 2016	7,000,000	7,813,750
DIRECTV Holdings LLC, 5.875%, 2019	3,310,000	3,514,575
TCI Communications, Inc., 9.8%, 2012	3,539,000	4,002,283
Time Warner Cable, Inc., 8.25%, 2019	6,150,000	7,516,893
Time Warner Cable, Inc., 5%, 2020	5,300,000	5,295,140
Time Warner Entertainment Co. LP, 8.375%, 2033	1,734,000	2,144,951

		$40,379,747
Chemicals - 2.1%
Ashland, Inc., 9.125%, 2017 (n)	$8,963,000	$10,217,820
Dow Chemical Co., 8.55%, 2019	4,000,000	4,887,668
Dow Chemical Co., 9.4%, 2039	3,028,000	4,178,056
Nalco Co., 8.25%, 2017 (n)	5,717,000	6,131,483

		$25,415,027
Computer Software - 1.0%
Seagate Technology HDD Holdings, 6.375%, 2011	$11,013,000	$11,453,520

Conglomerates - 0.3%
Kennametal, Inc., 7.2%, 2012	$3,091,000	$3,264,523

Construction - 0.9%
D.R. Horton, Inc., 7.875%, 2011	$9,945,000	$10,491,975

Consumer Products - 0.8%
Hasbro, Inc., 6.125%, 2014	$2,740,000	$3,041,679
Hasbro, Inc., 6.35%, 2040	3,060,000	3,151,381
Newell Rubbermaid, Inc., 5.5%, 2013	2,925,000	3,115,017

		$9,308,077
Consumer Services - 0.5%
Service Corp. International, 7.375%, 2014	$5,360,000	$5,467,200

Containers - 0.9%
Crown Americas LLC, 7.625%, 2017 (n)	$6,044,000	$6,293,315
Owens-Illinois, Inc., 7.375%, 2016	4,150,000	4,399,000

		$10,692,315
Defense Electronics - 1.3%
L-3 Communications Corp., 6.375%, 2015	$15,561,000	$15,930,574

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - 1.6%
Flextronics International Ltd., 6.25%, 2014	$8,200,000	$8,241,000
Tyco Electronics Group S.A., 6.55%, 2017	2,450,000	2,745,046
Tyco Electronics Group S.A., 7.125%, 2037	6,818,000	7,664,325

		$18,650,371
Emerging Market Quasi-Sovereign - 1.4%
BNDES Participacoes S.A., 6.5%, 2019 (n)	$2,560,000	$2,720,000
ELETROBRAS S.A., 6.875%, 2019 (n)	173,000	188,138
Gaz Capital S.A., 8.125%, 2014 (n)	2,914,000	3,216,328
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	2,575,000	3,244,500
KazMunaiGaz Finance B.V., 7%, 2020 (z)	271,000	275,743
Majapahit Holding B.V., 7.75%, 2020 (n)	3,549,000	3,881,896
Pemex Finance Ltd., 10.61%, 2017	1,500,000	1,982,325
Qtel International Finance Ltd., 7.875%, 2019 (n)	1,252,000	1,445,911

		$16,954,841
Energy - Independent - 3.7%
Anadarko Petroleum Corp., 6.45%, 2036	$1,800,000	$1,869,844
Anadarko Petroleum Corp., 6.2%, 2040	3,600,000	3,643,916
Newfield Exploration Co., 6.625%, 2016	6,900,000	6,986,250
Nexen, Inc., 6.4%, 2037	4,228,000	4,465,030
Nexen, Inc., 7.5%, 2039	1,060,000	1,266,266
Pioneer Natural Resources Co., 6.65%, 2017	6,900,000	7,105,220
Pioneer Natural Resources Co., 7.5%, 2020	3,237,000	3,440,112
Questar Market Resources, Inc., 6.8%, 2020	4,148,000	4,310,013
Southwestern Energy Co., 7.5%, 2018	5,699,000	6,226,158
Talisman Energy, Inc., 7.75%, 2019	4,240,000	5,171,642

		$44,484,451
Energy - Integrated - 0.6%
Hess Corp., 8.125%, 2019	$1,452,000	$1,804,981
TNK-BP Finance S.A., 6.25%, 2015 (n)	1,145,000	1,190,800
TNK-BP Finance S.A., 7.25%, 2020 (n)	3,944,000	4,062,320

		$7,058,101
Financial Institutions - 1.7%
General Electric Capital Corp., 3.75%, 2014	$2,587,000	$2,651,957
General Electric Capital Corp., 5.5%, 2020	2,500,000	2,604,963
GMAC, Inc., 7.25%, 2011	3,680,000	3,749,000
GMAC, Inc., 8.3%, 2015 (z)	4,750,000	4,957,813
International Lease Finance Corp., 6.375%, 2013	2,809,000	2,704,168
International Lease Finance Corp., 5.875%, 2013	3,891,000	3,673,816

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - continued
International Lease Finance Corp., 8.75%, 2017 (n)	$555,000	$550,838

		$20,892,555
Food & Beverages - 3.5%
Anheuser-Busch InBev, 7.2%, 2014 (n)	$1,720,000	$1,979,913
Anheuser-Busch InBev, 7.75%, 2019 (n)	4,630,000	5,572,835
Del Monte Foods Co., 7.5%, 2019 (n)	5,940,000	6,274,125
Diageo Capital PLC, 5.5%, 2016	3,159,000	3,479,863
Kraft Foods, Inc., 6.125%, 2018	3,190,000	3,519,926
Kraft Foods, Inc., 6.5%, 2040	2,184,000	2,350,357
Miller Brewing Co., 5.5%, 2013 (n)	7,185,000	7,838,030
Tyson Foods, Inc., 7.85%, 2016	10,310,000	11,186,350

		$42,201,399
Food & Drug Stores - 0.2%
CVS Caremark Corp., 5.75%, 2017	$2,008,000	$2,198,589

Forest & Paper Products - 0.8%
Fibria Overseas Finance Ltd., 7.5%, 2020 (z)	$3,260,000	$3,269,780
Georgia-Pacific Corp., 7.125%, 2017 (n)	6,000,000	6,330,000

		$9,599,780
Gaming & Lodging - 1.1%
Royal Caribbean Cruises Ltd., 8%, 2010	$4,190,000	$4,190,000
Wyndham Worldwide Corp., 6%, 2016	9,520,000	9,480,235

		$13,670,235
Insurance - 1.8%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$4,906,000	$4,233,535
Metropolitan Life Global Funding, 5.125%, 2014 (n)	2,700,000	2,920,774
Principal Financial Group, Inc., 7.875%, 2014	200,000	227,445
Prudential Financial, Inc., 4.75%, 2015	4,369,000	4,534,747
UnumProvident Corp., 6.85%, 2015 (n)	8,751,000	9,440,745

		$21,357,246
Insurance - Health - 0.5%
Humana, Inc., 7.2%, 2018	$5,489,000	$6,054,806

Insurance - Property & Casualty - 1.3%
AXIS Capital Holdings Ltd., 5.75%, 2014	$5,545,000	$5,842,162
AXIS Capital Holdings Ltd., 5.875%, 2020	1,810,000	1,809,875
Chubb Corp., 6.375% to 2017, FRN to 2067	1,838,000	1,840,297
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	1,048,000	1,011,320

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	$4,913,000	$4,704,198

		$15,207,852
Local Authorities - 0.8%
California (Build America Bonds), 7.625%, 2040	$2,455,000	$2,728,119
Metropolitan Transportation Authority, NY (Build America Bonds), “A2”, 6.089%, 2040	2,935,000	3,013,922
New York (Build America Bonds), 5.62%, 2040	2,935,000	2,948,442
Oregon Department of Transportation Highway User Tax Rev. (Build America Bonds), “A”, 5.834%, 2034	805,000	837,256

		$9,527,739
Machinery & Tools - 0.7%
Case New Holland, Inc., 7.75%, 2013 (n)	$7,674,000	$8,076,885

Major Banks - 11.0%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$2,000,000	$1,465,000
Banco Santander Chile, 2.875%, 2012 (n)	3,000,000	3,004,920
Bank of America Corp., 5.65%, 2018	4,060,000	4,109,305
Bank of America Corp., 5.49%, 2019	2,815,000	2,753,580
Bank of America Corp., 7.625%, 2019	2,800,000	3,196,250
Bank of America Corp., 8% to 2018, FRN to 2049	3,200,000	3,221,344
Barclays Bank PLC, 5.125%, 2020	5,470,000	5,469,759
Barclays Bank PLC, 8.55% to 2011, FRN to 2049 (n)	6,318,000	6,412,770
BB&T Corp., 3.95%, 2016	2,500,000	2,510,632
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	4,300,000	4,042,000
Commonwealth Bank of Australia, 5%, 2019 (n)	1,530,000	1,563,352
Credit Suisse (USA), Inc., 6%, 2018	1,320,000	1,410,853
Goldman Sachs Group, Inc., 5.625%, 2017	7,771,000	7,672,277
Goldman Sachs Group, Inc., 7.5%, 2019	8,443,000	9,374,314
JPMorgan Chase & Co., 6%, 2017	5,750,000	6,170,774
JPMorgan Chase Capital XXVII, 7%, 2039	6,040,000	6,209,259
Macquarie Group Ltd., 6%, 2020 (n)	6,000,000	6,127,098
Merrill Lynch & Co., Inc., 6.15%, 2013	3,390,000	3,668,366
Merrill Lynch & Co., Inc., 6.05%, 2016	3,281,000	3,394,362
Morgan Stanley, 5.75%, 2016	5,924,000	6,270,590
Morgan Stanley, 6.625%, 2018	5,114,000	5,422,108
Morgan Stanley, 7.3%, 2019	3,930,000	4,315,447
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	3,896,000	3,871,128
PNC Funding Corp., 5.625%, 2017	7,355,000	7,634,093
Santander UK PLC, 3.875%, 2014 (n)	2,587,000	2,585,293
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	5,204,000	5,112,930
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	3,160,000	3,257,619

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Wachovia Corp., 6.605%, 2025	$7,936,000	$8,110,759
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	2,157,000	2,275,635

		$130,631,817
Medical & Health Technology & Services - 3.3%
CareFusion Corp., 6.375%, 2019	$1,590,000	$1,776,226
DaVita, Inc., 7.25%, 2015	5,600,000	5,712,000
Fisher Scientific International, Inc., 6.125%, 2015	9,060,000	9,399,750
HCA, Inc., 8.75%, 2010	7,607,000	7,759,140
Hospira, Inc., 5.55%, 2012	1,390,000	1,489,035
Hospira, Inc., 6.05%, 2017	5,884,000	6,454,542
McKesson Corp., 5.7%, 2017	5,010,000	5,457,358
McKesson Corp., 7.5%, 2019	920,000	1,099,051

		$39,147,102
Metals & Mining - 4.7%
ArcelorMittal, 6.125%, 2018	$3,250,000	$3,503,461
BHP Billiton Finance Ltd., 5.5%, 2014	100,000	111,113
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	14,748,000	16,056,885
Gerdau Holdings, Inc., 7%, 2020 (n)	4,180,000	4,373,325
International Steel Group, Inc., 6.5%, 2014	6,119,000	6,729,523
Peabody Energy Corp., 5.875%, 2016	3,500,000	3,482,500
Peabody Energy Corp., 7.375%, 2016	4,290,000	4,547,400
Peabody Energy Corp., “B”, 6.875%, 2013	4,150,000	4,201,875
Rio Tinto Finance USA Ltd., 5.875%, 2013	1,734,000	1,915,962
Southern Copper Corp., 6.75%, 2040	4,716,000	4,753,374
Vale Overseas Ltd., 6.875%, 2039	6,646,000	6,973,083

		$56,648,501
Mortgage Backed - 0.5%
Fannie Mae, 7.5%, 2030 - 2031	$1,347,837	$1,523,078
Fannie Mae, 6.5%, 2032	1,517,610	1,672,075
Freddie Mac, 6%, 2021 - 2034	2,625,378	2,843,921
Freddie Mac, 5%, 2025	407,673	411,202

		$6,450,276
Natural Gas - Pipeline - 4.2%
CenterPoint Energy, Inc., 7.875%, 2013	$8,438,000	$9,678,386
El Paso Pipeline Partners LP, 6.5%, 2020	5,580,000	5,760,039
Energy Transfer Partners LP, 8.5%, 2014	1,276,000	1,498,104
Energy Transfer Partners LP, 9.7%, 2019	3,520,000	4,548,857
Enterprise Products Operating LP, 5.65%, 2013	2,434,000	2,633,096
Enterprise Products Partners LP, 6.3%, 2017	3,590,000	4,025,962

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Kinder Morgan Energy Partners, 6.85%, 2020	$1,303,000	$1,500,587
Kinder Morgan Energy Partners, 6.5%, 2039	1,000,000	1,059,886
Kinder Morgan Energy Partners LP, 5.125%, 2014	2,559,000	2,758,367
Kinder Morgan Energy Partners LP, 7.4%, 2031	3,627,000	4,169,480
Rockies Express Pipeline, 5.625%, 2020 (n)	5,303,000	5,304,331
Spectra Energy Capital LLC, 8%, 2019	5,750,000	6,947,087

		$49,884,182
Network & Telecom - 2.1%
CenturyTel, Inc., 7.6%, 2039	$5,040,000	$4,907,307
Qwest Corp., 7.875%, 2011	6,990,000	7,418,138
Qwest Corp., 8.375%, 2016	494,000	563,160
Telemar Norte Leste S.A., 9.5%, 2019 (n)	2,327,000	2,769,130
Verizon New York, Inc., 6.875%, 2012	3,370,000	3,663,861
Windstream Corp., 8.625%, 2016	6,000,000	6,142,500

		$25,464,096
Oil Services - 0.3%
Smith International, Inc., 9.75%, 2019	$2,320,000	$3,152,822

Other Banks & Diversified Financials - 5.9%
American Express Centurion Bank, 5.55%, 2012	$3,943,000	$4,249,525
American Express Co., 8.125%, 2019	1,435,000	1,757,575
Banco Bradesco S.A., 6.75%, 2019 (n)	4,713,000	4,877,955
Banco Santander (Brasil) S.A., 4.5%, 2015 (n)	2,702,000	2,620,940
Capital One Financial Corp., 8.8%, 2019	7,000,000	8,583,729
Capital One Financial Corp., 10.25%, 2039	3,490,000	4,188,000
Citigroup, Inc., 6.125%, 2018	5,765,000	5,978,109
Citigroup, Inc., 8.5%, 2019	1,854,000	2,188,699
Citigroup, Inc., 8.125%, 2039	6,010,000	7,162,405
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	3,146,000	3,782,750
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020 (z)	2,699,000	2,738,797
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	2,450,000	2,262,435
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	6,312,000	6,274,141
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	3,471,000	3,193,320
UFJ Finance Aruba AEC, 6.75%, 2013	6,193,000	6,948,459
VTB Capital S.A., 6.465%, 2015 (n)	3,165,000	3,204,563

		$70,011,402
Pollution Control - 1.2%
Allied Waste North America, Inc., 6.875%, 2017	$7,890,000	$8,698,725
Republic Services, Inc., 5.25%, 2021 (n)	5,350,000	5,446,771

		$14,145,496

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Precious Metals & Minerals - 1.0%
Teck Resources Ltd., 10.25%, 2016	$8,010,000	$9,652,050
Teck Resources Ltd., 6.125%, 2035	2,788,000	2,801,940

		$12,453,990
Printing & Publishing - 0.2%
Pearson PLC, 5.5%, 2013 (n)	$1,930,000	$2,065,328

Railroad & Shipping - 0.3%
CSX Corp., 7.375%, 2019	$1,225,000	$1,466,255
Kansas City Southern, 7.375%, 2014	2,170,000	2,213,400

		$3,679,655
Real Estate - 2.5%
HRPT Properties Trust, REIT, 6.25%, 2016	$6,245,000	$6,353,725
Liberty Property LP, REIT, 5.5%, 2016	4,340,000	4,444,546
Simon Property Group, Inc., REIT, 5.75%, 2015	2,560,000	2,765,645
Simon Property Group, Inc., REIT, 10.35%, 2019	8,500,000	11,014,564
WEA Finance LLC, REIT, 6.75%, 2019 (n)	4,870,000	5,455,768

		$30,034,248
Retailers - 1.9%
Limited Brands, Inc., 7%, 2020	$5,120,000	$5,222,400
Macy’s, Inc., 6.625%, 2011	6,801,000	7,090,043
Staples, Inc., 7.75%, 2011	2,750,000	2,904,382
Staples, Inc., 9.75%, 2014	2,400,000	2,939,772
Wesfarmers Ltd., 6.998%, 2013 (n)	4,170,000	4,574,131

		$22,730,728
Specialty Stores - 0.5%
Advance Auto Parts, Inc., 5.75%, 2020	$5,476,000	$5,575,838

Supermarkets - 0.3%
Delhaize America, Inc., 9%, 2031	$2,407,000	$3,198,198

Supranational - 0.2%
Eurasian Development Bank, 7.375%, 2014 (n)	$2,752,000	$2,958,400

Telecommunications - Wireless - 2.4%
American Tower Corp., 4.625%, 2015	$3,610,000	$3,738,761
Crown Castle International Corp., 7.75%, 2017 (n)	6,040,000	6,568,500
Crown Castle Towers LLC, 6.113%, 2020 (n)	1,615,000	1,716,772
Rogers Cable, Inc., 5.5%, 2014	2,229,000	2,414,484
Rogers Wireless, Inc., 7.25%, 2012	3,315,000	3,748,546
SBA Communications Corp., 8.25%, 2019 (n)	8,150,000	8,740,875

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Vodafone Group PLC, 5.625%, 2017	$1,452,000	$1,563,477

		$28,491,415
Telephone Services - 0.3%
Embarq Corp., 7.082%, 2016	$3,710,000	$4,091,492

Tobacco - 3.0%
Altria Group, Inc., 9.7%, 2018	$1,863,000	$2,342,892
Altria Group, Inc., 9.95%, 2038	6,980,000	9,452,874
BAT International Finance PLC, 9.5%, 2018 (n)	4,400,000	5,803,798
Lorillard Tobacco Co., 8.125%, 2019	6,504,000	7,337,364
Reynolds American, Inc., 7.25%, 2012	2,612,000	2,851,682
Reynolds American, Inc., 6.75%, 2017	7,310,000	7,888,236

		$35,676,846
Transportation - Services - 1.0%
Erac USA Finance Co., 6.375%, 2017 (n)	$1,400,000	$1,563,610
Erac USA Finance Co., 7%, 2037 (n)	10,118,000	10,789,380

		$12,352,990
Utilities - Electric Power - 6.3%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$4,390,000	$4,854,848
Beaver Valley Funding Corp., 9%, 2017	6,563,000	7,223,763
CenterPoint Energy, Inc., 5.95%, 2017	4,600,000	4,844,039
CMS Energy Corp., 6.25%, 2020	6,005,000	6,021,207
DPL, Inc., 6.875%, 2011	3,644,000	3,888,064
Dubai Electricity & Water Authority, 8.5%, 2015 (z)	1,962,000	2,022,316
Duke Energy Corp., 5.65%, 2013	6,240,000	6,846,453
EDP Finance B.V., 6%, 2018 (n)	4,880,000	4,891,126
Enel Finance International S.A., 5.125%, 2019 (n)	2,500,000	2,456,688
Enel Finance International S.A., 6%, 2039 (z)	5,100,000	4,799,467
Enersis S.A., 7.375%, 2014	4,189,000	4,701,708
Firstenergy Solutions Corp., 6.05%, 2021	2,000,000	2,025,718
NorthWestern Corp., 5.875%, 2014	4,275,000	4,400,420
NRG Energy, Inc., 7.375%, 2016	5,015,000	4,964,850
Oncor Electric Delivery Co., 6.8%, 2018	1,868,000	2,147,811
PSEG Power LLC, 5.32%, 2016 (n)	1,727,000	1,819,319
System Energy Resources, Inc., 5.129%, 2014 (z)	1,710,668	1,759,884
Waterford 3 Funding Corp., 8.09%, 2017	4,913,000	5,059,064

		$74,726,745
Total Bonds (Identified Cost, $1,095,122,578)		$1,149,041,531

21

Portfolio of Investments – continued

Preferred Stocks - 0.1%
Issuer	Shares/Par	Value ($)

Financial Institutions - 0.1%
GMAC, Inc., 7% (Identified Cost, $600,600) (z)	780	$662,439

Floating Rate Loans - 0.4%
Automotive - 0.4%
Ford Motor Co., Term Loan, 3.28%, 2013 (Identified Cost, $4,859,412)	$5,242,481	$5,054,082

Money Market Funds (v) - 0.8%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	9,937,864	$9,937,864
Total Investments (Identified Cost, $1,110,520,454)		$1,164,695,916

Other Assets, Less Liabilities - 2.4%		28,115,644
Net Assets - 100.0%		$1,192,811,560

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $253,395,824, representing 21.2% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045	9/21/04	$2,026,064	$198,875
Anthracite Ltd., “A” CDO, FRN, 0.621%, 2019	1/15/10	2,376,449	2,418,927
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.865%, 2040	3/01/06	2,298,439	833,184
Bombardier, Inc., 7.75%, 2020	3/15/10	7,685,000	8,165,312
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	1,758,272	1,775,095
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	1,161,400	1,198,682
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	2,119,116	2,138,957
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	2,638,865	2,740,684
Dubai Electricity & Water Authority, 8.5%, 2015	4/15/10	1,962,000	2,022,316
Enel Finance International S.A., 6%, 2039	4/09/10	4,788,150	4,799,467

22

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	2,560,990	$1,011,210
Falcon Franchise Loan LLC, FRN, 3.969%, 2025	1/29/03	1,258,629	434,389
Fibria Overseas Finance Ltd., 7.5%, 2020	4/29/10-4/30/10	3,275,293	3,269,780
GMAC LLC, FRN, 6.02%, 2033	3/20/02	4,123,412	4,030,036
GMAC, Inc., 7% (Preferred Stock)	12/29/08	600,600	662,439
GMAC, Inc., 8.3%, 2015	2/09/10	4,713,286	4,957,813
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020	4/15/10	2,699,000	2,738,797
KazMunaiGaz Finance B.V., 7%, 2020	4/28/10	266,239	275,743
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	5,790,000	5,765,969
Prudential Securities Secured Financing Corp., FRN, 7.255%, 2013	12/06/04	3,618,938	3,133,799
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,365,183	2,019,533
System Energy Resources, Inc., 5.129%, 2014	4/16/04	1,710,668	1,759,884
Total Restricted Securities			$56,350,891
% of Net Assets			4.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/10

Swap Agreements at 4/30/10

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives
Credit Default Swaps
12/20/12	USD	6,090,000	Merrill Lynch International	1.00% (fixed rate)	(1)	$(2,189,122)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by MBIA, Inc., 0.484%, 10/06/10, a BB+ rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At April 30, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,100,582,590)	$1,154,758,052
Underlying funds, at cost and value	9,937,864
Total investments, at value (identified cost, $1,110,520,454)	$1,164,695,916
Restricted cash	2,350,000
Receivables for
Investments sold	23,676,109
Fund shares sold	3,575,662
Interest and dividends	17,434,983
Other assets	10,252
Total assets	$1,211,742,922
Liabilities
Payables for
Distributions	$890,033
Investments purchased	11,438,082
Fund shares reacquired	3,991,282
Swaps, at value	2,189,122
Payable to affiliates
Investment adviser	25,356
Shareholder servicing costs	236,835
Distribution and service fees	23,557
Administrative services fee	932
Payable for independent Trustees’ compensation	66,308
Accrued expenses and other liabilities	69,855
Total liabilities	$18,931,362
Net assets	$1,192,811,560
Net assets consist of
Paid-in capital	$1,212,065,865
Unrealized appreciation (depreciation) on investments	51,986,340
Accumulated net realized gain (loss) on investments	(76,190,836)
Undistributed net investment income	4,950,191
Net assets	$1,192,811,560
Shares of beneficial interest outstanding	90,588,487

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$781,495,960	59,317,956	$13.17
Class B	62,341,266	4,744,894	13.14
Class C	117,744,096	8,972,610	13.12
Class I	43,989,771	3,338,131	13.18
Class R1	10,940,707	833,105	13.13
Class R2	65,140,923	4,945,673	13.17
Class R3	49,555,117	3,761,724	13.17
Class R4	61,603,720	4,674,394	13.18

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.83 [100 / 95.25 x $13.17]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$73,735,974
Dividends	40,957
Dividends from underlying funds	36,372
Foreign taxes withheld	(22,603)
Total investment income	$73,790,700
Expenses
Management fee	$4,360,340
Distribution and service fees	3,994,915
Shareholder servicing costs	1,839,041
Administrative services fee	188,543
Independent Trustees’ compensation	44,703
Custodian fee	165,852
Shareholder communications	53,278
Auditing fees	60,347
Legal fees	25,635
Miscellaneous	221,679
Total expenses	$10,954,333
Fees paid indirectly	(5,132)
Reduction of expenses by investment adviser	(6,252)
Net expenses	$10,942,949
Net investment income	$62,847,751
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$43,713,075
Swap transactions	83,831
Net realized gain (loss) on investments	$43,796,906
Change in unrealized appreciation (depreciation)
Investments	$155,857,337
Swap transactions	1,497,296
Net unrealized gain (loss) on investments	$157,354,633
Net realized and unrealized gain (loss) on investments	$201,151,539
Change in net assets from operations	$263,999,290

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2010	2009
Change in net assets
From operations
Net investment income	$62,847,751	$59,005,474
Net realized gain (loss) on investments	43,796,906	(46,412,090)
Net unrealized gain (loss) on investments	157,354,633	(76,391,566)
Change in net assets from operations	$263,999,290	$(63,798,182)
Distributions declared to shareholders
From net investment income	$(63,421,130)	$(60,324,168)
Change in net assets from fund share transactions	$23,081,433	$(142,349,057)
Total change in net assets	$223,659,593	$(266,471,407)
Net assets
At beginning of period	969,151,967	1,235,623,374
At end of period (including undistributed net investment income of $4,950,191 and $2,726,858, respectively)	$1,192,811,560	$969,151,967

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.95	$12.18	$12.69	$12.38	$12.91
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.64	$0.64	$0.66	$0.64
Net realized and unrealized gain (loss) on investments and foreign currency	2.23	(1.22)	(0.47)	0.32	(0.49)
Total from investment operations	$2.94	$(0.58)	$0.17	$0.98	$0.15
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.65)	$(0.68)	$(0.67)	$(0.68)
Net asset value, end of period	$13.17	$10.95	$12.18	$12.69	$12.38
Total return (%) (r)(s)(t)	27.35	(4.61)	1.41	8.13	1.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.96	0.98	0.93	0.97
Expenses after expense reductions (f)	0.87	0.89	0.89	0.84	0.88
Net investment income	5.72	5.76	5.21	5.29	4.99
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$781,496	$618,093	$769,599	$832,752	$896,891

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.91	$12.14	$12.65	$12.34	$12.86
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.56	$0.56	$0.57	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	2.23	(1.22)	(0.48)	0.32	(0.48)
Total from investment operations	$2.85	$(0.66)	$0.08	$0.89	$0.07
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.57)	$(0.59)	$(0.58)	$(0.59)
Net asset value, end of period	$13.14	$10.91	$12.14	$12.65	$12.34
Total return (%) (r)(s)(t)	26.60	(5.32)	0.69	7.39	0.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.67	1.68	1.63	1.67
Expenses after expense reductions (f)	1.62	1.59	1.59	1.54	1.58
Net investment income	5.00	5.06	4.52	4.60	4.28
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$62,341	$67,149	$98,671	$164,852	$230,360

Class C	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.90	$12.13	$12.63	$12.33	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.56	$0.56	$0.57	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	2.22	(1.22)	(0.47)	0.31	(0.48)
Total from investment operations	$2.84	$(0.66)	$0.09	$0.88	$0.06
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.57)	$(0.59)	$(0.58)	$(0.58)
Net asset value, end of period	$13.12	$10.90	$12.13	$12.63	$12.33
Total return (%) (r)(s)(t)	26.52	(5.33)	0.77	7.31	0.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.67	1.68	1.63	1.67
Expenses after expense reductions (f)	1.62	1.59	1.59	1.54	1.58
Net investment income	4.97	5.09	4.52	4.59	4.29
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$117,744	$74,651	$75,666	$79,473	$79,921

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.95	$12.18	$12.70	$12.39	$12.91
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.67	$0.68	$0.70	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	(1.21)	(0.48)	0.32	(0.47)
Total from investment operations	$2.98	$(0.54)	$0.20	$1.02	$0.20
Less distributions declared to shareholders
From net investment income	$(0.75)	$(0.69)	$(0.72)	$(0.71)	$(0.72)
Net asset value, end of period	$13.18	$10.95	$12.18	$12.70	$12.39
Total return (%) (r)(s)	27.76	(4.32)	1.64	8.45	1.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.67	0.67	0.63	0.67
Expenses after expense reductions (f)	0.62	0.59	0.58	0.54	0.58
Net investment income	5.98	6.06	5.50	5.59	5.29
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$43,990	$53,906	$56,574	$49,251	$41,976

Class R1	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.91	$12.14	$12.65	$12.34	$12.86
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.56	$0.55	$0.56	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	2.22	(1.22)	(0.48)	0.32	(0.48)
Total from investment operations	$2.84	$(0.66)	$0.07	$0.88	$0.05
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.57)	$(0.58)	$(0.57)	$(0.57)
Net asset value, end of period	$13.13	$10.91	$12.14	$12.65	$12.34
Total return (%) (r)(s)	26.50	(5.32)	0.61	7.29	0.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.67	1.75	1.81	1.87
Expenses after expense reductions (f)	1.62	1.59	1.66	1.64	1.70
Net investment income	4.99	5.09	4.42	4.49	4.28
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$10,941	$7,912	$8,351	$3,612	$1,900

See Notes to Financial Statements

29

Financial Highlights – continued

Class R2	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.94	$12.17	$12.69	$12.38	$12.90
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.62	$0.59	$0.62	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	(1.22)	(0.47)	0.32	(0.47)
Total from investment operations	$2.92	$(0.60)	$0.12	$0.94	$0.11
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.63)	$(0.64)	$(0.63)	$(0.63)
Net asset value, end of period	$13.17	$10.94	$12.17	$12.69	$12.38
Total return (%) (r)(s)	27.16	(4.82)	1.03	7.76	0.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.17	1.26	1.36	1.42
Expenses after expense reductions (f)	1.12	1.10	1.17	1.19	1.26
Net investment income	5.47	5.53	4.91	4.94	4.65
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$65,141	$55,413	$81,433	$27,069	$9,992

Class R3	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.94	$12.18	$12.69	$12.38	$12.91
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.65	$0.64	$0.65	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	(1.23)	(0.47)	0.32	(0.43)
Total from investment operations	$2.95	$(0.58)	$0.17	$0.97	$0.13
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.66)	$(0.68)	$(0.66)	$(0.66)
Net asset value, end of period	$13.17	$10.94	$12.18	$12.69	$12.38
Total return (%) (r)(s)	27.47	(4.65)	1.36	8.03	1.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.92	1.02	1.02	1.09
Expenses after expense reductions (f)	0.87	0.84	0.93	0.94	1.00
Net investment income	5.73	5.80	5.16	5.19	5.08
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$49,555	$46,014	$59,233	$38,827	$4,170

See Notes to Financial Statements

30

Financial Highlights – continued

Class R4	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.95	$12.19	$12.70	$12.38	$12.91
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.67	$0.67	$0.68	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	(1.22)	(0.47)	0.34	(0.49)
Total from investment operations	$2.98	$(0.55)	$0.20	$1.02	$0.17
Less distributions declared to shareholders
From net investment income	$(0.75)	$(0.69)	$(0.71)	$(0.70)	$(0.70)
Net asset value, end of period	$13.18	$10.95	$12.19	$12.70	$12.38
Total return (%) (r)(s)	27.76	(4.40)	1.65	8.43	1.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.68	0.74	0.73	0.77
Expenses after expense reductions (f)	0.62	0.60	0.65	0.64	0.68
Net investment income	5.97	6.01	5.44	5.84	5.19
Portfolio turnover	91	44	56	45	55
Net assets at end of period (000 omitted)	$61,604	$46,014	$86,097	$69,694	$51

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

31

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end

32

Notes to Financial Statements – continued

investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases,

33

Notes to Financial Statements – continued

the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of April 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$662,439	$—	$662,439
Non-U.S. Sovereign Debt	—	19,913,241	—	19,913,241
Corporate Bonds	—	816,890,669	—	816,890,669
Residential Mortgage-Backed Securities	—	6,519,507	—	6,519,507
Commercial Mortgage-Backed Securities	—	68,171,220	—	68,171,220
Asset-Backed Securities (including CDOs)	—	9,930,308	—	9,930,308
Foreign Bonds	—	227,616,586	—	227,616,586
Floating Rate Loans	—	5,054,082	—	5,054,082
Mutual Funds	9,937,864	—	—	9,937,864
Total Investments	$9,937,864	$1,154,758,052	$—	$1,164,695,916

Other Financial Instruments
Swaps	$—	$(2,189,122)	$—	$(2,189,122)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That

34

Notes to Financial Statements – continued

portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments

35

Notes to Financial Statements – continued

and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2010:

		Fair Value
Risk	Derivative	Liability Derivatives
Credit Contracts	Credit Default Swaps	$(2,189,122)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

Swap Transactions
Credit Contracts	$83,831

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

Swap Transactions
Credit Contracts	$1,497,296

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

36

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a

37

Notes to Financial Statements – continued

stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position as of April 30, 2010 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of April 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swap’s notional value of $6,090,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

38

Notes to Financial Statements – continued

This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

39

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/10	4/30/09
Ordinary income (including any short-term capital gains)	$63,421,130	$60,324,168

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/10
Cost of investments	$1,116,054,213
Gross appreciation	71,084,564
Gross depreciation	(22,442,861)
Net unrealized appreciation (depreciation)	$48,641,703

Undistributed ordinary income	8,269,362
Capital loss carryforwards	(65,947,324)
Post-October capital loss deferral	(4,702,648)
Other temporary differences	(5,515,398)

40

Notes to Financial Statements – continued

As of April 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/11	$(16,773,836)
4/30/15	(9,364,882)
4/30/16	(7,302,655)
4/30/17	(32,505,951)
$(65,947,324)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/10	Year ended 4/30/09
Class A	$41,752,300	$38,316,469
Class B	3,335,362	4,020,286
Class C	4,985,721	3,545,772
Class I	3,236,336	3,160,180
Class R1	463,500	404,007
Class R2	3,534,665	3,933,799
Class R3	2,786,761	2,936,843
Class R4	3,326,485	4,006,812
Total	$63,421,130	$60,324,168

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

The management fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

41

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $326,100 for the year ended April 30, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,808,191
Class B	0.75%	0.25%	1.00%	1.00%	661,351
Class C	0.75%	0.25%	1.00%	1.00%	993,118
Class R1	0.75%	0.25%	1.00%	1.00%	92,106
Class R2	0.25%	0.25%	0.50%	0.50%	319,625
Class R3	—	0.25%	0.25%	0.25%	120,524
Total Distribution and Service Fees					$3,994,915

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2010 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2010, were as follows:

Amount
Class A	$3,366
Class B	79,429
Class C	17,007

42

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2010, the fee was $618,960, which equated to 0.0553% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,220,081.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $5,497 and the Retirement Deferral plan resulted in an expense of $10,172. Both amounts are included in independent Trustees’ compensation for the year ended

43

Notes to Financial Statements – continued

April 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $66,278 at April 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $11,965 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,252, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$63,371,487
Investments (non-U.S. Government securities)	$1,003,824,872	$922,140,442

44

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	19,416,010	$239,954,455	15,240,384	$166,713,484
Class B	1,292,138	16,060,295	1,555,684	16,731,650
Class C	3,629,462	44,733,288	2,456,551	26,493,548
Class I	3,725,234	45,539,585	1,732,023	18,951,066
Class R1	259,616	3,274,471	266,683	2,936,822
Class R2	1,806,604	22,381,873	2,317,314	26,012,340
Class R3	1,089,969	13,630,802	1,337,604	14,648,558
Class R4	1,623,464	20,274,193	2,390,068	26,310,123
	32,842,497	$405,848,962	27,296,311	$298,797,591
Shares issued to shareholders in reinvestment of distributions
Class A	2,763,417	$34,566,825	2,853,939	$31,494,975
Class B	208,010	2,583,012	281,409	3,098,058
Class C	249,428	3,113,930	208,286	2,282,092
Class I	199,753	2,458,851	286,467	3,154,475
Class R1	37,022	461,542	36,675	401,696
Class R2	260,363	3,252,497	329,971	3,640,061
Class R3	221,035	2,758,788	264,158	2,912,785
Class R4	265,233	3,320,112	359,793	3,989,717
	4,204,261	$52,515,557	4,620,698	$50,973,859
Shares reacquired
Class A	(19,332,511)	$(239,931,445)	(24,812,163)	$(272,833,968)
Class B	(2,907,792)	(35,816,926)	(3,811,544)	(41,923,364)
Class C	(1,754,429)	(21,756,626)	(2,056,570)	(22,613,973)
Class I	(5,510,672)	(68,794,336)	(1,738,199)	(19,148,361)
Class R1	(188,800)	(2,334,584)	(266,145)	(2,916,353)
Class R2	(2,185,333)	(27,303,465)	(4,272,196)	(46,630,105)
Class R3	(1,753,887)	(21,667,473)	(2,261,599)	(24,997,194)
Class R4	(1,417,165)	(17,678,231)	(5,612,633)	(61,057,189)
	(35,050,589)	$(435,283,086)	(44,831,049)	$(492,120,507)

45

Notes to Financial Statements – continued

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount
Net change
Class A	2,846,916	$34,589,835	(6,717,840)	$(74,625,509)
Class B	(1,407,644)	(17,173,619)	(1,974,451)	(22,093,656)
Class C	2,124,461	26,090,592	608,267	6,161,667
Class I	(1,585,685)	(20,795,900)	280,291	2,957,180
Class R1	107,838	1,401,429	37,213	422,165
Class R2	(118,366)	(1,669,095)	(1,624,911)	(16,977,704)
Class R3	(442,883)	(5,277,883)	(659,837)	(7,435,851)
Class R4	471,532	5,916,074	(2,862,772)	(30,757,349)
	1,996,169	$23,081,433	(12,914,040)	$(142,349,057)

Class W Shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2010, the fund’s commitment fee and interest expense were $15,919 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

46

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	17,666,146	641,711,209	(649,439,491)	9,937,864

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$36,372	$9,937,864

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Fund as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2010

48

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IX, which was held on January 28, 2010, the following actions were taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	4,062,401,289.196	73,221,190.484
Lawrence H. Cohn, M.D.	4,057,332,134.875	78,290,344.805
Maureen R. Goldfarb	4,075,685,101.274	59,937,378.406
David H. Gunning	4,069,345,498.404	66,276,981.275
William R. Gutow	4,061,317,289.863	74,305,189.817
Michael Hegarty	4,072,922,043.937	62,700,435.743
John P. Kavanaugh	4,078,112,235.900	57,510,243.780
Robert J. Manning	4,078,222,180.494	57,400,299.186
Robert C. Pozen	4,069,259,484.214	66,362,995.465
J. Dale Sherratt	4,060,964,007.363	74,658,472.317
Laurie J. Thomsen	4,075,707,109.115	59,915,370.565
Robert W. Uek	4,066,977,372.223	68,645,107.456

49

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

53

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold

54

Trustees and Officers – continued

annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Richard Hawkins Robert Persons

55

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

56

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Limited Maturity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

4/30/10

MQL-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	64.1%
Non-U.S. Government Bonds	13.4%
Mortgage-Backed Securities	6.2%
Asset-Backed Securities	4.5%
Emerging Markets Bonds	3.7%
Commercial Mortgage-Backed Securities	2.8%
U.S. Government Agencies	2.3%
High Yield Corporates	1.4%
Collateralized Debt Obligations	0.1%
U.S. Treasury Securities	(9.6)%

Composition including fixed income credit quality (a)(i)
AAA	23.6%
AA	15.7%
A	22.9%
BBB	34.1%
BB	1.2%
B	0.4%
CCC	0.3%
CC	0.2%
Other	1.6%

Portfolio facts (i)
Average Duration (d)	1.7
Average Effective Maturity (m)	2.6 yrs.

Country weightings (i)
United States	65.4%
United Kingdom	6.9%
Canada	3.1%
France	3.1%
Australia	2.4%
Netherlands	2.2%
Spain	2.1%
Sweden	1.7%
Supranational	1.6%
Other Countries	11.5%

(a)	Included in the rating categories are: (1) debt securities and fixed income structured products which have long-term public ratings; (2) U.S. Government Securities (all of which are given AAA ratings); and (3) credit default swaps, if applicable, for which the underlying security has a long term public rating. U.S. Government Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. government agencies or U.S. government-sponsored entities. All rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Any equity securities are listed separately. The “Other” category includes cash, other assets, liabilities (including any derivative offsets), short-term and unrated debt securities. Ratings from Moody’s (e.g., Aaa) are shown in the S&P and Fitch scale (e.g. AAA). All ratings are subject to change.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 4/30/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2010, Class A shares of the MFS Limited Maturity Fund (the “fund”) provided a total return of 9.87%, at net asset value. This compares with a return of 3.88% for the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Nonetheless, risky-asset valuation generally hit secular highs by the end of the period.

4

Management Review – continued

Contributors to Performance

Over the reporting period, the fund’s greater exposure to investment-grade corporate bonds, particularly “A” and “BBB” rated (r) securities, boosted relative performance as corporate bonds rebounded along with an improved economy. A higher exposure to securities in the financial sector was another key factor for strong relative results.

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was another positive contributor to performance.

Detractors from Performance

The fund’s yield curve (y) positioning, particularly in securities with longer-term maturities, held back relative results. Several of the fund’s holdings of asset-backed securities and collateralized mortgage obligation bonds also dampened relative performance.

Respectfully,

James Calmas

Portfolio Manager

(r)	Bonds rated ‘‘BBB’’, ‘‘Baa’’, or higher are considered investment grade; bonds rated ‘‘BB’’, ‘‘Ba’’, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-Yr	Life (t)
A	2/26/92	9.87%	3.74%	4.23%	N/A
B	9/07/93	9.06%	2.98%	3.43%	N/A
C	7/01/94	8.95%	2.86%	3.33%	N/A
I	1/02/97	10.05%	3.89%	4.37%	N/A
R1	4/01/05	8.96%	2.82%	N/A	2.86%
R2	10/31/03	9.59%	3.39%	N/A	2.85%
R3	4/01/05	9.77%	3.52%	N/A	3.55%
R4	4/01/05	10.03%	3.84%	N/A	3.87%
529A	7/31/02	9.76%	3.46%	N/A	3.14%
529B	7/31/02	8.96%	2.76%	N/A	2.43%
529C	7/31/02	9.02%	2.70%	N/A	2.37%
Comparative benchmark
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (f)		3.88%	4.50%	4.84%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		7.12%	3.21%	3.96%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		5.06%	2.63%	3.43%	N/A
C With CDSC (1% for 12 months) (x)		7.95%	2.86%	3.33%	N/A
529A With Initial Sales Charge (2.50%)		7.01%	2.94%	N/A	2.80%
529B With CDSC (Declining over six years from 4% to 0%) (x)		4.96%	2.42%	N/A	2.43%
529C With CDSC (1% for 12 months) (x)		8.02%	2.70%	N/A	2.37%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index – a market capitalization- weighted index that measures the performance of the short-term (1 to 3 years) investment- grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2009 through April 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/09	Ending Account Value 4/30/10	Expenses Paid During Period (p) 11/01/09-4/30/10
A	Actual	0.75%	$1,000.00	$1,027.23	$3.77
	Hypothetical (h)	0.75%	$1,000.00	$1,021.08	$3.76
B	Actual	1.50%	$1,000.00	$1,023.41	$7.53
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
C	Actual	1.60%	$1,000.00	$1,021.25	$8.02
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
I	Actual	0.60%	$1,000.00	$1,028.03	$3.02
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R1	Actual	1.60%	$1,000.00	$1,022.91	$8.03
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
R2	Actual	1.00%	$1,000.00	$1,025.95	$5.02
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R3	Actual	0.85%	$1,000.00	$1,025.07	$4.27
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R4	Actual	0.60%	$1,000.00	$1,026.34	$3.01
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
529A	Actual	0.85%	$1,000.00	$1,026.72	$4.27
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
529B	Actual	1.62%	$1,000.00	$1,022.81	$8.13
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
529C	Actual	1.70%	$1,000.00	$1,022.38	$8.52
	Hypothetical (h)	1.70%	$1,000.00	$1,016.36	$8.50

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.1%
Issuer	Shares/Par	Value ($)

Airlines - 0.1%
American Airlines, Inc., 3.857%, 2010	$673,087	$673,087

Asset Backed & Securitized - 7.9%
Bayview Commercial Asset Trust, FRN, 0.573%, 2035 (z)	$1,563,084	$1,258,190
Bayview Commercial Asset Trust, FRN, 0.533%, 2036 (z)	1,333,066	1,037,479
Bayview Commercial Asset Trust, FRN, 1.798%, 2036 (i)(z)	7,443,415	451,071
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	2,370,000	2,077,845
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	2,325,000	2,264,908
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.865%, 2040 (z)	1,100,581	398,960
Brascan Real Estate, CDO, FRN, 1.905%, 2040 (z)	1,526,000	76,300
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	938,933	948,322
Canadian Imperial Bank of Commerce, 2%, 2013 (n)	1,496,000	1,510,435
Chrysler Financial Auto Securitization Trust, “A2”, 1.15%, 2011	3,900,000	3,909,250
Commercial Mortgage Asset Trust, FRN, 1.092%, 2032 (i)(z)	18,854,871	498,102
Commercial Mortgage Pass-Through Certificates, FRN, 0.444%, 2017 (n)	3,400,000	3,155,774
Compagnie de Financement Foncier, 2.125%, 2013 (z)	3,500,000	3,523,688
Continental Airlines, Inc., FRN, 0.7%, 2011	406,461	393,092
Credit-Based Asset Servicing & Securitization LLC, 5.737%, 2037	2,830,000	1,277,488
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	1,403,849	1,377,984
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.499%, 2037	4,000,000	1,789,692
Crown Castle Towers LLC, 5.245%, 2036 (z)	2,400,000	2,509,226
E*TRADE RV & Marine Trust, 3.62%, 2018	855,006	858,613
Ford Credit Auto Lease Trust, “A2”, 2.6%, 2011 (n)	1,103,307	1,107,596
Ford Credit Auto Owner Trust, “A2”, 1.21%, 2012	2,590,000	2,595,042
Ford Credit Auto Owner Trust, FRN, 3.24%, 2011	722,287	724,677
Gramercy Real Estate Ltd., CDO, FRN, 0.636%, 2035 (z)	2,264,757	1,698,568
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	2,990,000	3,091,683
Honda Auto Receivables Owner Trust, “A2”, 1.5%, 2011	1,419,664	1,423,562
Honda Auto Receivables Owner Trust, “A2”, 2.22%, 2011	1,483,944	1,489,948
HSBC Credit Card Master Note Trust, FRN, 0.804%, 2013	4,600,000	4,596,046
Hyundai Auto Receivables Trust, “A2”, 1.11%, 2012	2,600,000	2,606,051
IMPAC CMB Trust, FRN, 1.002%, 2034	477,076	371,073
IMPAC CMB Trust, FRN, 1.182%, 2034	502,185	283,476

11

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
IMPAC Secured Assets Corp., FRN, 0.613%, 2036	$1,567,388	$1,325,869
Interstar Millennium Trust, FRN, 0.657%, 2036	663,440	642,657
JPMorgan Chase Commercial Mortgage Securities Corp., 4.851%, 2042	720,346	721,446
JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, 2047	5,000,000	5,101,949
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.494%, 2037	5,000,000	5,115,218
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	3,700,000	3,059,400
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.51%, 2035 (i)	5,748,311	314,208
Merrill Lynch Mortgage Investors, Inc., 5.45%, 2037 (q)	2,141,827	613,529
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.878%, 2046	4,970,000	5,125,135
Morgan Stanley Capital I, Inc., FRN, 1.804%, 2031 (i)(z)	2,733,439	55,457
Mortgage Capital Funding, Inc., FRN, 1.97%, 2031 (i)	349,408	155
Nationslink Funding Corp., FRN, 1.339%, 2030 (i)	3,688,879	118,246
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	75,139	74,646
Nissan Auto Lease Trust, “A”, 2.01%, 2011	1,575,424	1,579,603
Nissan Auto Lease Trust, “A2”, 1.22%, 2011	3,100,000	3,102,965
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,990,000	804,246
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	3,038,864	2,018,000
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	677,051	673,336
Structured Asset Securities Corp., FRN, 4.67%, 2035	411,343	399,250
Structured Asset Securities Corp., FRN, 0.502%, 2035	199,594	189,124
Swift Master Auto Receivables Trust, 0.904%, 2012	3,500,000	3,486,107
Thornburg Mortgage Securities Trust, FRN, 0.943%, 2043	2,099,830	1,974,581
Wachovia Bank Commercial Mortgage Trust, 5.275%, 2048	6,000,000	6,164,317

		$91,963,585
Automotive - 1.6%
American Honda Finance Corp., 2.375%, 2013 (n)	$4,050,000	$4,066,779
BMW US Capital LLC, 4.25%, 2011	1,900,000	1,968,421
Johnson Controls, Inc., 5.25%, 2011	4,440,000	4,572,294
Nissan Motor Acceptance Corp., 5.625%, 2011 (n)	3,289,000	3,411,525
Nissan Motor Acceptance Corp., 3.25%, 2013 (n)	1,500,000	1,529,976
Toyota Motor Credit Corp., 5.125%, 2011	3,246,000	3,405,856

		$18,954,851
Broadcasting - 0.2%
CBS Corp., 6.625%, 2011	$2,650,000	$2,776,074

12

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Brokerage & Asset Managers - 0.6%
BlackRock, Inc., 3.5%, 2014	$3,700,000	$3,807,381
TD AMERITRADE Holding Corp., 2.95%, 2012	2,548,000	2,593,816

		$6,401,197
Building - 0.9%
CRH America, Inc., 6.95%, 2012	$2,250,000	$2,443,536
CRH America, Inc., 5.3%, 2013	1,400,000	1,502,290
Hanson PLC, 7.875%, 2010	1,760,000	1,800,040
Lafarge S.A., 6.15%, 2011	4,410,000	4,593,438

		$10,339,304
Cable TV - 1.4%
Comcast Corp., 5.45%, 2010	$5,100,000	$5,215,398
Comcast Corp., 5.3%, 2014	2,250,000	2,453,380
DIRECTV Holdings LLC, 4.75%, 2014	3,000,000	3,171,747
Time Warner Cable, Inc., 5.4%, 2012	5,409,000	5,822,020

		$16,662,545
Chemicals - 1.7%
Airgas, Inc., 4.5%, 2014	$5,480,000	$5,690,657
Dow Chemical Co., 7.6%, 2014	6,030,000	7,002,838
Potash Corp. of Saskatchewan, Inc., 7.75%, 2011	4,032,000	4,315,925
PPG Industries, Inc., 5.75%, 2013	2,791,000	3,048,366

		$20,057,786
Computer Software - 0.7%
Adobe Systems, Inc., 3.25%, 2015	$3,785,000	$3,828,070
Oracle Corp., 3.75%, 2014	4,430,000	4,649,923

		$8,477,993
Conglomerates - 0.6%
Eaton Corp., 4.9%, 2013	$2,000,000	$2,148,650
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	2,575,000	2,838,997
Textron Financial Corp., 5.125%, 2010	1,810,000	1,833,501

		$6,821,148
Consumer Products - 2.3%
Clorox Co., 5%, 2013	$3,350,000	$3,629,939
Fortune Brands, Inc., 5.125%, 2011	4,692,000	4,819,444
Hasbro, Inc., 6.125%, 2014	1,350,000	1,498,638
Mattel, Inc., 6.125%, 2011	2,250,000	2,347,623
Newell Rubbermaid, Inc., 5.5%, 2013	3,650,000	3,887,115
Procter & Gamble Co., 4.6%, 2014	2,750,000	2,976,592

13

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Products - continued
Royal Philips Electronics N.V., 4.625%, 2013	$3,980,000	$4,261,183
Whirlpool Corp., 8%, 2012	2,971,000	3,260,135

		$26,680,669
Consumer Services - 0.5%
Western Union Co., 5.4%, 2011	$5,500,000	$5,833,784

Defense Electronics - 0.9%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$3,932,000	$3,972,999
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	3,495,000	3,732,580
BAE Systems Holdings, Inc., 4.95%, 2014 (n)	2,240,000	2,363,090

		$10,068,669
Electronics - 0.4%
Tyco Electronics Ltd., 6%, 2012	$4,751,000	$5,127,840

Emerging Market Quasi-Sovereign - 1.4%
Korea Development Bank, 4.375%, 2015	$1,950,000	$1,994,431
Korea Expressway Corp., 4.5%, 2015 (n)	2,479,000	2,551,020
Mubadala Development Co., 5.75%, 2014 (n)	3,197,000	3,446,283
National Agricultural Co., 5%, 2014 (n)	2,541,000	2,656,016
Qtel International Finance Ltd., 6.5%, 2014 (n)	2,365,000	2,578,732
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)	2,856,000	3,208,250

		$16,434,732
Emerging Market Sovereign - 0.4%
State of Qatar, 5.15%, 2014 (n)	$1,588,000	$1,695,190
State of Qatar, 5.15%, 2014	3,000,000	3,202,500

		$4,897,690
Energy - Independent - 0.6%
Encana Corp., 6.3%, 2011	$3,200,000	$3,428,909
EnCana Holdings Finance Corp., 5.8%, 2014	1,535,000	1,705,144
Williams Cos., Inc., FRN, 2.291%, 2010 (n)	2,370,000	2,369,014

		$7,503,067
Energy - Integrated - 2.3%
Cenovus Energy, Inc., 4.5%, 2014 (n)	$2,170,000	$2,284,717
ConocoPhillips, 5.5%, 2013	1,700,000	1,875,673
ConocoPhillips, 4.75%, 2014	3,740,000	4,074,442
Hess Corp., 7%, 2014	3,740,000	4,297,084
Husky Energy, Inc., 5.9%, 2014	2,965,000	3,281,701
Petro-Canada, 5%, 2014	2,950,000	3,143,821
Statoil A.S.A., 2.9%, 2014	4,380,000	4,445,652

14

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - continued
TNK-BP Finance S.A., 6.875%, 2011 (n)	$2,060,000	$2,132,100
TNK-BP Finance S.A., 6.25%, 2015 (n)	773,000	803,920

		$26,339,110
Entertainment - 0.1%
Time Warner, Inc., 5.5%, 2011	$1,321,000	$1,400,777

Financial Institutions - 1.6%
General Electric Capital Corp., 5.45%, 2013	$600,000	$650,622
General Electric Capital Corp., 4.8%, 2013	1,820,000	1,947,893
General Electric Capital Corp., FRN, 0.366%, 2011	2,630,000	2,631,310
General Electric Capital Corp., FRN, 0.332%, 2011	2,230,000	2,225,841
General Electric Capital Corp., FRN, 0.379%, 2012	1,570,000	1,544,225
International Lease Finance Corp., 5.35%, 2012	3,340,000	3,282,766
NYSE Euronext, Inc., 4.8%, 2013	3,230,000	3,476,126
ORIX Corp., 5.48%, 2011	3,240,000	3,353,721

		$19,112,504
Food & Beverages - 5.9%
Anheuser-Busch InBev, 7.2%, 2014 (n)	$3,760,000	$4,328,181
Anheuser-Busch InBev S.A., 3%, 2012	2,000,000	2,056,948
Anheuser-Busch InBev S.A., 1.015%, 2013 (z)	2,000,000	2,002,094
Brown-Forman Corp., 5.2%, 2012	3,780,000	4,041,020
Cargill, Inc., 5.2%, 2013 (n)	3,400,000	3,623,662
Conagra Foods, Inc., 7.875%, 2010	2,323,000	2,381,828
Conagra Foods, Inc., 5.875%, 2014	4,000,000	4,442,944
Diageo Capital PLC, 5.125%, 2012	7,130,000	7,568,538
Dr. Pepper Snapple Group, Inc., 1.7%, 2011	3,160,000	3,171,923
Dr. Pepper Snapple Group, Inc., 2.35%, 2012	2,240,000	2,263,892
General Mills, Inc., 5.65%, 2012	2,710,000	2,961,558
General Mills, Inc., 5.25%, 2013	2,100,000	2,307,806
H.J. Heinz Co., 6.625%, 2011	1,670,000	1,778,639
H.J. Heinz Co., 5.35%, 2013	1,500,000	1,635,103
Kellogg Co., 6.6%, 2011	3,850,000	4,042,977
Kraft Foods, Inc., 6.25%, 2012	2,820,000	3,089,987
Kraft Foods, Inc., 2.625%, 2013	2,000,000	2,044,902
Kraft Foods, Inc., 6.75%, 2014	1,100,000	1,248,772
Kraft Foods, Inc., FRN, 0.75%, 2010	2,500,000	2,502,522
Miller Brewing Co., 5.5%, 2013 (n)	6,225,000	6,790,778
PepsiAmericas Inc., 4.5%, 2013	3,000,000	3,177,396
SABMiller PLC, 6.2%, 2011 (n)	1,050,000	1,102,054

		$68,563,524

15

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Drug Stores - 0.4%
CVS Caremark Corp., 5.75%, 2011	$2,240,000	$2,365,406
CVS Caremark Corp., FRN, 0.552%, 2010	2,200,000	2,200,222

		$4,565,628
Gaming & Lodging - 0.2%
Marriott International, Inc., 5.625%, 2013	$2,370,000	$2,527,287

Industrial - 0.8%
Cornell University, 4.35%, 2014	$3,070,000	$3,272,559
Duke University Taxable Bonds, “A”, 4.2%, 2014	1,560,000	1,661,057
President & Fellows Harvard College, 5%, 2014 (n)	2,300,000	2,516,959
Steelcase, Inc., 6.5%, 2011	2,114,000	2,168,780

		$9,619,355
Insurance - 1.9%
ING Bank N.V., 0.928%, 2012 (n)	$2,250,000	$2,245,086
Metropolitan Life Global Funding, 2.875%, 2012 (n)	2,120,000	2,160,855
Metropolitan Life Global Funding, 5.125%, 2013 (n)	2,250,000	2,420,822
Metropolitan Life Global Funding, 5.125%, 2014 (n)	1,450,000	1,568,564
New York Life Global Funding, 4.65%, 2013 (n)	4,262,000	4,573,467
Pricoa Global Funding, 4.625%, 2012 (n)	740,000	777,869
Pricoa Global Funding, FRN, 0.438%, 2012 (n)	2,970,000	2,907,615
Principal Financial Group, Inc., 7.875%, 2014	3,000,000	3,411,675
Prudential Financial, Inc., 3.625%, 2012	1,770,000	1,821,716

		$21,887,669
Insurance - Health - 1.3%
Aetna, Inc., 7.875%, 2011	$3,915,000	$4,130,677
Aetna, Inc., 5.75%, 2011	2,350,000	2,461,477
Unitedhealth Group, Inc., 4.875%, 2013	4,500,000	4,821,386
WellPoint, Inc., 6.8%, 2012	3,580,000	3,962,144

		$15,375,684
Insurance - Property & Casualty - 0.5%
Allstate Corp., 6.2%, 2014	$1,490,000	$1,673,124
AXIS Capital Holdings Ltd., 5.75%, 2014	3,480,000	3,666,497
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)	648,000	619,086

		$5,958,707
International Market Quasi-Sovereign - 10.5%
Achmea Hypotheekbank NV, FRN, 0.599%, 2014 (n)	$2,500,000	$2,496,688
ANZ National Bank Ltd. Group, 3.25%, 2012 (n)	4,290,000	4,446,246
Bank of England, 2.375%, 2012 (n)	2,400,000	2,454,521

16

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - continued
Bank of Ireland, 2.75%, 2012 (n)	$2,190,000	$2,185,100
Commonwealth Bank of Australia, 2.4%, 2012 (n)	1,950,000	1,992,978
Commonwealth Bank of Australia, 2.9%, 2014 (n)	2,000,000	2,033,612
Danske Bank A/S, FRN, 0.602%, 2012 (n)	5,170,000	5,154,366
Dexia Credit Local, FRN, 0.927%, 2011 (n)	7,370,000	7,419,173
Eksportfinans A.S.A., 5.125%, 2011	3,780,000	3,997,002
Electricite de France PLC, 5.5%, 2014 (n)	3,910,000	4,325,903
Finance for Danish Industry A.S., FRN, 0.5%, 2012 (n)	3,790,000	3,820,316
Finance for Danish Industry A.S., FRN, 0.482%, 2012 (n)	2,590,000	2,589,122
ING Bank N.V., 2.625%, 2012 (n)	4,770,000	4,886,755
ING Bank N.V., 3.9%, 2014 (n)	3,700,000	3,918,947
Irish Life & Permanent PLC, 3.6%, 2013 (n)	5,300,000	5,341,944
Japan Finance Corp., 2%, 2011	3,680,000	3,709,554
KfW Bankengruppe, 1.875%, 2011	2,870,000	2,905,700
KfW Bankengruppe, 3.5%, 2014	3,066,000	3,205,386
Landwirtschaftliche Rentenbank, 4.125%, 2013	4,040,000	4,312,183
LeasePlan Corp. N.V., 3%, 2012 (n)	1,600,000	1,652,803
Lloyds TSB Bank PLC, FRN, 1.292%, 2012 (n)	4,330,000	4,391,213
Macquarie Bank, 2.6%, 2012 (n)	2,680,000	2,748,884
National Australia Bank Ltd., 2.55%, 2012 (n)	1,950,000	1,996,607
Nationwide Building Society, FRN, 0.43%, 2012 (n)	7,000,000	6,983,242
Royal Bank of Scotland PLC, FRN, 0.95%, 2012 (n)	5,406,000	5,460,292
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	7,550,000	7,847,032
Swedbank AB, 2.8%, 2012 (n)	780,000	801,889
Swedish Export Credit Corp., FRN, 1.18%, 2014	8,640,000	8,778,318
Swedish Housing Finance Corp., 3.125%, 2012 (n)	4,740,000	4,906,948
Westpac Banking Corp., 3.25%, 2011 (n)	1,800,000	1,860,840
Westpac Banking Corp., 3.45%, 2014 (n)	3,370,000	3,464,731

		$122,088,295
International Market Sovereign - 1.0%
Kingdom of Belgium, 2.875%, 2014	$2,500,000	$2,534,208
Kingdom of Spain, 2%, 2012 (n)	2,700,000	2,701,299
Kingdom of Spain, 3.625%, 2013	6,790,000	6,979,522

		$12,215,029
Local Authorities - 1.2%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043	$3,730,000	$3,760,772
Province of Ontario, 3.125%, 2010	3,690,000	3,725,970
Province of Ontario, 5%, 2011	5,000,000	5,296,170
Province of Ontario, 2.625%, 2012	1,050,000	1,078,875

		$13,861,787

17

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 9.0%
ANZ National (International) Ltd., 2.375%, 2012 (n)	$2,300,000	$2,321,868
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	3,700,000	2,710,250
Banco Santander Chile, 2.875%, 2012 (n)	3,418,000	3,423,606
Bank of America Corp., 7.375%, 2014	1,075,000	1,210,820
Bank of America Corp., 4.5%, 2015	1,000,000	1,009,159
Bank of New York Mellon Corp., 4.3%, 2014	4,010,000	4,271,773
BANK ONE Corp., 7.875%, 2010	5,066,000	5,155,238
Barclays Bank PLC, 2.5%, 2013	2,100,000	2,112,682
Barclays Bank PLC, 5.2%, 2014	3,660,000	3,925,529
BB&T Corp., 3.85%, 2012	5,080,000	5,305,039
Bear Stearns Cos., Inc., 5.85%, 2010	3,370,000	3,404,839
BNP Paribas, 2.125%, 2012	3,250,000	3,277,947
Commonwealth Bank of Australia, 3.75%, 2014 (n)	4,574,000	4,673,388
Countrywide Home Loans, Inc., 4%, 2011	3,000,000	3,074,367
Credit Suisse (USA), Inc., 6.125%, 2011	5,039,000	5,386,827
Credit Suisse New York, 5.5%, 2014	2,270,000	2,487,169
Goldman Sachs Group, Inc., 6%, 2014	3,930,000	4,227,599
ING Bank N.V., 2.65%, 2013 (n)	1,850,000	1,851,443
JPMorgan Chase & Co., 5.375%, 2012	1,500,000	1,631,080
JPMorgan Chase & Co., FRN, 0.902%, 2013	4,000,000	4,010,860
Kookmin Bank, 7.25%, 2014 (n)	2,200,000	2,503,574
Merrill Lynch & Co., Inc., 6.15%, 2013	3,710,000	4,014,643
Morgan Stanley, 6.75%, 2011	3,920,000	4,102,750
Morgan Stanley, 6%, 2014	2,060,000	2,215,983
Morgan Stanley, 6%, 2015	3,290,000	3,515,674
PNC Funding Corp., 3.625%, 2015	2,300,000	2,321,687
Santander UK PLC, 3.875%, 2014 (n)	4,525,000	4,522,014
Standard Chartered PLC, 3.85%, 2015 (z)	3,410,000	3,426,712
State Street Corp., 4.3%, 2014	3,750,000	3,966,345
Wachovia Corp., 5.5%, 2013	2,250,000	2,446,555
Wells Fargo & Co., 4.375%, 2013	4,530,000	4,788,636
Wells Fargo & Co., 3.75%, 2014	1,350,000	1,376,785

		$104,672,841
Medical & Health Technology & Services - 1.3%
CareFusion Corp., 4.125%, 2012	$1,490,000	$1,557,697
Covidien International Finance S.A., 5.15%, 2010	4,020,000	4,100,975
Hospira, Inc., 5.55%, 2012	5,700,000	6,106,114
Thermo Fisher Scientific, Inc., 2.15%, 2012 (n)	2,900,000	2,897,071

		$14,661,857
Metals & Mining - 0.9%
BHP Billiton Finance Ltd., 5.5%, 2014	$2,250,000	$2,500,049

18

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
International Steel Group, Inc., 6.5%, 2014	$2,710,000	$2,980,390
Rio Tinto Finance USA Ltd., 5.875%, 2013	3,700,000	4,088,271
Vale Inco Ltd., 7.75%, 2012	420,000	463,349

		$10,032,059
Mortgage Backed - 6.1%
Fannie Mae, 6.022%, 2010	$4,685,489	$4,806,734
Fannie Mae, 5.192%, 2011	1,680,526	1,752,255
Fannie Mae, 6.13%, 2011	1,120,495	1,178,611
Fannie Mae, 5.5%, 2014 - 2027	7,393,734	7,843,656
Fannie Mae, 7%, 2015 - 2016	1,057,442	1,151,865
Fannie Mae, 4%, 2016	724,201	735,700
Fannie Mae, 4.5%, 2016 - 2023	8,105,915	8,452,076
Fannie Mae, 6.5%, 2016 - 2017	2,385,260	2,578,984
Fannie Mae, 6%, 2017	2,819,896	3,047,964
Fannie Mae, 5%, 2018 - 2025	3,992,829	4,200,181
Fannie Mae, 5%, 2023 (f)	5,796,805	6,127,154
Fannie Mae, FRN, 2.58%, 2033	252,703	262,439
Fannie Mae, FRN, 2.71%, 2033	152,505	157,886
Fannie Mae, FRN, 3.321%, 2033	1,324,292	1,378,178
Freddie Mac, 5%, 2015 - 2028	12,728,458	13,356,832
Freddie Mac, 7.5%, 2015	375,024	407,121
Freddie Mac, 6%, 2016 - 2017	2,114,963	2,284,073
Freddie Mac, 5.5%, 2017 - 2025	8,980,638	9,551,879
Freddie Mac, 4.5%, 2026	890,051	903,951
Freddie Mac, FRN, 0.704%, 2031	1,161,040	1,160,725
Ginnie Mae, 7.5%, 2011	26,057	27,182
Ginnie Mae, FRN, 3.625%, 2032	226,884	234,043

		$71,599,489
Natural Gas - Pipeline - 1.9%
CenterPoint Energy, Inc., 7.75%, 2011	$4,500,000	$4,719,150
Energy Transfer Partners L.P., 5.65%, 2012	2,750,000	2,949,964
Energy Transfer Partners LP, 8.5%, 2014	2,500,000	2,935,158
Enterprise Products Partners LP, 4.95%, 2010	5,012,000	5,024,239
Kinder Morgan Energy Partners, 5.85%, 2012	3,000,000	3,262,140
Kinder Morgan Finance Corp., 5.35%, 2011	3,264,000	3,321,120

		$22,211,771
Network & Telecom - 3.4%
AT&T, Inc., 6.7%, 2013	$1,390,000	$1,591,565
British Telecommunications PLC, 9.125%, 2010	1,872,000	1,962,360
British Telecommunications PLC, 5.15%, 2013	799,000	851,035

19

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Deutsche Telekom International Finance B.V., 5.375%, 2011	$4,500,000	$4,669,524
France Telecom, 4.375%, 2014	2,390,000	2,554,685
France Telecom S.A., 7.75%, 2011	1,980,000	2,091,735
Telecom Italia Capital, 4.875%, 2010	2,527,000	2,563,864
Telecom Italia Capital, 5.25%, 2013	1,900,000	2,000,461
Telefonica Emisiones S.A.U., 5.984%, 2011	3,300,000	3,472,890
Telefonica Europe B.V., 7.75%, 2010	5,460,000	5,595,899
TELUS Corp., 8%, 2011	2,544,000	2,732,078
Verizon Communications, Inc, 5.25%, 2013	2,770,000	3,027,059
Verizon New England, Inc., 6.5%, 2011	2,020,000	2,147,680
Verizon Wireless Capital LLC, FRN, 2.851%, 2011	3,750,000	3,850,275

		$39,111,110
Oil Services - 0.7%
Smith International, Inc., 8.625%, 2014	$2,995,000	$3,590,346
Weatherford International Ltd., 5.95%, 2012	4,580,000	4,945,754

		$8,536,100
Oils - 0.3%
Premcor Refing Group, Inc., 6.125%, 2011	$3,514,000	$3,646,102

Other Banks & Diversified Financials - 3.4%
American Express Centurion Bank, 5.55%, 2012	$2,870,000	$3,093,111
American Express Centurion Bank, 5.5%, 2013	1,240,000	1,340,314
Banco Santander (Brasil) S.A., 4.5%, 2015 (n)	1,183,000	1,147,510
Bank of Tokyo-Mitsubishi UFJ, 2.6%, 2013 (n)	4,070,000	4,135,319
Bosphorus Financial Services Ltd., FRN, 2.05%, 2012 (z)	850,000	830,830
Capital One Financial Corp., 5.7%, 2011	3,130,000	3,278,274
Citigroup, Inc., 5.5%, 2013	4,770,000	5,037,211
Citigroup, Inc., 6.375%, 2014	2,380,000	2,567,561
Citigroup, Inc., 5.5%, 2014	1,880,000	1,952,999
Lloyds TSB Bank PLC, 4.375%, 2015 (n)	4,660,000	4,627,408
Rabobank Nederland N.V., 4.2%, 2014 (n)	3,770,000	3,960,491
Svenska Handelsbanken AB, 2.875%, 2012 (n)	2,000,000	2,045,808
Svenska Handelsbanken AB, 4.875%, 2014 (n)	3,330,000	3,547,635
Woori Bank, FRN, 0.617%, 2011	2,000,000	1,945,670

		$39,510,141
Pharmaceuticals - 2.4%
AstraZeneca PLC, 5.4%, 2012	$1,210,000	$1,325,649
Eli Lilly & Co., 3.55%, 2012	1,480,000	1,544,902
GlaxoSmithKline PLC, 4.85%, 2013	532,000	579,068
Novartis AG, 1.9%, 2013	2,000,000	2,006,388

20

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Pharmaceuticals - continued
Novartis AG, 4.125%, 2014	$2,500,000	$2,667,165
Pfizer, Inc., 4.45%, 2012	3,740,000	3,960,492
Roche Holding, Inc., 5%, 2014 (n)	8,209,000	8,950,330
Wyeth, 6.95%, 2011	3,260,000	3,439,300
Wyeth, 5.5%, 2014	3,400,000	3,771,759

		$28,245,053
Pollution Control - 0.2%
Allied Waste North America, Inc., 6.5%, 2010	$2,810,000	$2,892,856

Printing & Publishing - 0.8%
Pearson Dollar Finance PLC, 5.7%, 2014 (n)	$4,900,000	$5,307,822
Pearson PLC, 5.5%, 2013 (n)	780,000	834,692
Reed Elsevier Capital, 6.75%, 2011	3,250,000	3,452,644

		$9,595,158
Railroad & Shipping - 0.2%
Canadian Pacific Railroad Co., 5.75%, 2013	$2,230,000	$2,440,809

Real Estate - 1.6%
Kimco Realty Corp., REIT, 4.62%, 2010	$3,790,000	$3,790,095
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	3,660,000	3,736,655
ProLogis, REIT, 5.5%, 2012	3,440,000	3,551,346
Simon Property Group, Inc., REIT, 4.6%, 2010	2,258,000	2,266,592
Simon Property Group, Inc., REIT, 6.75%, 2014	978,000	1,092,925
Simon Property Group, Inc., REIT, 4.2%, 2015	1,000,000	1,015,407
WEA Finance LLC, REIT, 5.4%, 2012 (n)	3,500,000	3,741,633

		$19,194,653
Restaurants - 0.3%
YUM! Brands, Inc., 8.875%, 2011	$2,910,000	$3,102,319

Retailers - 1.7%
AutoZone, Inc., 6.5%, 2014	$5,150,000	$5,747,143
Home Depot, Inc., 5.2%, 2011	2,240,000	2,318,667
Home Depot, Inc., 5.25%, 2013	2,250,000	2,456,989
Macy’s Retail Holdings, Inc., 5.35%, 2012	1,510,000	1,577,950
Staples, Inc., 7.75%, 2011	1,240,000	1,309,612
Staples, Inc., 9.75%, 2014	3,350,000	4,103,432
Wesfarmers Ltd., 6.998%, 2013 (n)	1,980,000	2,171,890

		$19,685,683

21

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Specialty Chemicals - 0.1%
Air Products & Chemicals, Inc., 4.15%, 2013	$1,150,000	$1,209,387

Specialty Stores - 0.4%
Best Buy Co., Inc., 6.75%, 2013	$3,900,000	$4,363,359

Supermarkets - 0.9%
Delhaize Group, 5.875%, 2014	$2,270,000	$2,506,495
Kroger Co., 6.8%, 2011	1,000,000	1,049,678
Kroger Co., 5%, 2013	2,453,000	2,624,867
Safeway, Inc., 4.95%, 2010	984,000	996,066
Safeway, Inc., 6.5%, 2011	3,685,000	3,850,103

		$11,027,209
Supranational - 1.6%
Central American Bank for Economic Integration, 5.375%, 2014 (n)	$4,240,000	$4,464,025
Corporacion Andina de Fomento, 6.875%, 2012	3,000,000	3,282,738
Eurasian Development Bank, 7.375%, 2014 (n)	2,579,000	2,772,425
European Investment Bank, 3%, 2014	3,730,000	3,836,051
Inter-American Development Bank, 3%, 2014	3,980,000	4,125,377

		$18,480,616
Telecommunications - Wireless - 1.1%
AT&T Wireless Services, Inc., 7.875%, 2011	$3,560,000	$3,766,060
AT&T Wireless Services, Inc., 8.125%, 2012	1,000,000	1,129,823
Crown Castle Towers LLC, 4.523%, 2035 (n)	2,660,000	2,740,127
Sprint Nextel Corp., 7.625%, 2011	1,850,000	1,898,562
Vodafone Group PLC, 5.375%, 2015	3,000,000	3,251,409

		$12,785,981
Tobacco - 1.4%
Altria Group, Inc., 8.5%, 2013	$3,670,000	$4,313,821
B.A.T. International Finance PLC, 8.125%, 2013 (z)	3,240,000	3,818,188
Philip Morris International, Inc., 4.875%, 2013	4,000,000	4,321,840
Reynolds American, Inc., FRN, 0.957%, 2011	3,980,000	3,964,446

		$16,418,295
Transportation - Services - 0.1%
Erac USA Finance Co., 8%, 2011 (n)	$1,230,000	$1,284,410

U.S. Government Agencies and Equivalents - 2.3%
American Express Co., 3.15%, 2011 (m)	$2,200,000	$2,278,989
Citigroup, Inc., 2.875%, 2011 (m)	2,010,000	2,073,436
Farmer Mac, 5.5%, 2011 (n)	2,600,000	2,744,960

22

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - continued
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	$1,250,000	$1,197,888
General Electric Capital Corp., 2.2%, 2012 (m)	1,690,000	1,726,724
Goldman Sachs Group, Inc., 3.25%, 2012 (m)	1,430,000	1,492,644
Pooled Funding Trust I, 2.74%, 2012 (m)(n)	2,500,000	2,558,415
Pooled Funding Trust II, 2.625%, 2012 (m)(n)	3,430,000	3,504,266
Small Business Administration, 5.1%, 2016	1,737,363	1,835,742
Small Business Administration, 5.46%, 2016	1,395,729	1,485,016
Small Business Administration, 5.68%, 2016	1,227,318	1,310,578
Small Business Administration, 5.94%, 2016	1,136,380	1,220,744
Small Business Administration, 5.37%, 2016	639,374	681,852
U.S. Central Federal Credit Union, 1.9%, 2012	2,590,000	2,621,875

		$26,733,129
Utilities - Electric Power - 4.8%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$1,900,000	$2,101,187
Duke Energy Corp., 5.65%, 2013	4,010,000	4,399,724
Duke Energy Corp., 6.3%, 2014	2,000,000	2,245,156
Duke Energy Corp., 3.35%, 2015	960,000	964,691
EDP Finance B.V., 5.375%, 2012 (n)	3,950,000	4,192,459
Enel Finance International S.A., 5.7%, 2013 (n)	3,010,000	3,264,351
Enel Finance International S.A., 3.875%, 2014 (n)	3,300,000	3,371,821
FirstEnergy Corp., 6.45%, 2011	57,000	60,463
Georgia Power Co., 6%, 2013	1,120,000	1,264,631
HQI Transelec Chile S.A., 7.875%, 2011	1,001,000	1,052,462
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	5,150,000	5,223,933
Niagara Mohawk Power Corp., 3.553%, 2014 (n)	3,280,000	3,335,127
NiSource Finance Corp., 7.875%, 2010	4,299,000	4,451,524
Oncor Electric Delivery Co., 5.95%, 2013	6,720,000	7,378,022
Pacific Gas & Electric Co., 4.2%, 2011	3,460,000	3,556,299
Progress Energy, Inc., 4.5%, 2010	1,880,000	1,885,437
Progress Energy, Inc., 6.05%, 2014	2,000,000	2,225,304
Southern Co., 4.15%, 2014	2,260,000	2,371,825
Southern Co., FRN, 0.951%, 2010	2,960,000	2,965,956

		$56,310,372
Utilities - Gas - 0.3%
Keyspan Corp., 7.625%, 2010	$3,491,000	$3,616,693
Total Bonds (Identified Cost, $1,110,709,272)		$1,134,556,829

23

Portfolio of Investments – Continued

Issuer	Shares/Par	Value ($)
Money Market Funds (v) - 1.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	15,150,231	$15,150,231
Total Investments (Identified Cost, $1,125,859,503)		$1,149,707,060

Other Assets, Less Liabilities - 1.6%		18,493,428
Net Assets - 100.0%		$1,168,200,488

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $294,339,679, representing 25.2% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Anheuser-Busch InBev S.A., 1.015%, 2013	3/24/10	$2,000,000	$2,002,094
B.A.T. International Finance PLC, 8.125%, 2013	3/17/10	3,814,647	3,818,188
Bayview Commercial Asset Trust, FRN, 0.573%, 2035	6/09/05	1,563,084	1,258,190
Bayview Commercial Asset Trust, FRN, 0.533%, 2036	2/23/06	1,333,065	1,037,479
Bayview Commercial Asset Trust, FRN, 1.798%, 2036	5/16/06	564,090	451,071
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.865%, 2040	3/01/06	1,100,581	398,960
Bosphorus Financial Services Ltd., FRN, 2.05%, 2012	3/08/05	850,000	830,830
Brascan Real Estate, CDO, FRN, 1.905%, 2040	9/14/04	1,526,000	76,300
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03- 7/10/07	939,537	948,322
Commercial Mortgage Asset Trust, FRN, 1.092%, 2032	8/25/03	553,959	498,102

24

Portfolio of Investments – Continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Compagnie de Financement Foncier, 2.125%, 2013	4/15/10	$3,494,687	$3,523,688
Crown Castle Towers LLC, 5.245%, 2036	1/12/10	2,525,326	2,509,226
Gramercy Real Estate Ltd., CDO, FRN, 0.636%, 2035	6/21/05-1/18/07	2,264,820	1,698,568
Morgan Stanley Capital I, Inc., FRN, 1.804%, 2031	6/10/03	62,352	55,457
Standard Chartered PLC, 3.85%, 2015	4/21/10	3,407,992	3,426,712
Total Restricted Securities			$22,533,187
% of Net Assets			1.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/10

Futures Contracts Outstanding at 4/30/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	971	$112,499,453	Jun-10	$(659,961)

Swap Agreements at 4/30/10

Expiration	Notional Amount		Counterparty	Cash Flows to Receive		Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
			Goldman Sachs
9/20/14	USD 4,770,000 (a	)	International	1.00% (fixed rate	)	(1)	$102,686

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/1/25, an A2 rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $10,908.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

25

Portfolio of Investments – Continued

At April 30, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $1,110,709,272)	$1,134,556,829
Underlying funds, at cost and value	15,150,231
Total investments, at value (identified cost, $1,125,859,503)	$1,149,707,060
Receivables for
Investments sold	3,281,941
Fund shares sold	7,105,592
Interest and dividends	11,702,708
Swaps, at value (net unamortized premiums received, $10,908)	102,686
Receivable from investment adviser	107,730
Other assets	9,837
Total assets	$1,172,017,554
Liabilities
Payables for
Distributions	$699,711
Daily variation margin on open futures contracts	318,609
Fund shares reacquired	2,408,170
Payable to affiliates
Investment adviser	25,526
Shareholder servicing costs	199,673
Distribution and service fees	26,474
Administrative services fee	914
Program manager fees	171
Payable for independent Trustees’ compensation	10,598
Accrued expenses and other liabilities	127,220
Total liabilities	$3,817,066
Net assets	$1,168,200,488
Net assets consist of
Paid-in capital	$1,273,413,355
Unrealized appreciation (depreciation) on investments	23,301,190
Accumulated net realized gain (loss) on investments	(126,709,334)
Accumulated distributions in excess of net investment income	(1,804,723)
Net assets	$1,168,200,488
Shares of beneficial interest outstanding	187,674,311

27

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$705,470,145	113,253,260	$6.23
Class B	35,642,251	5,740,772	6.21
Class C	234,583,711	37,695,934	6.22
Class I	147,615,521	23,773,252	6.21
Class R1	1,163,615	187,428	6.21
Class R2	5,998,722	963,339	6.23
Class R3	5,756,578	925,312	6.22
Class R4	691,094	110,919	6.23
Class 529A	16,907,423	2,714,616	6.23
Class 529B	2,007,710	323,790	6.20
Class 529C	12,363,718	1,985,689	6.23

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.39 [100 / 97.5 x $6.23] and $6.39 [100 / 97.5 x $6.23], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$42,222,225
Dividends from underlying funds	39,837
Foreign taxes withheld	(33,565)
Total investment income	$42,228,497
Expenses
Management fee	$4,082,439
Distribution and service fees	3,900,227
Program manager fees	20,658
Shareholder servicing costs	1,369,055
Administrative services fee	171,783
Independent Trustees’ compensation	29,238
Custodian fee	162,384
Shareholder communications	196,985
Auditing fees	53,217
Legal fees	22,528
Miscellaneous	225,233
Total expenses	$10,233,747
Fees paid indirectly	(218)
Reduction of expenses by investment adviser and distributor	(666,512)
Net expenses	$9,567,017
Net investment income	$32,661,480
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(565,203)
Futures contracts	(2,054,254)
Swap transactions	(16,291)
Net realized gain (loss) on investments	$(2,635,748)
Change in unrealized appreciation (depreciation)
Investments	$60,229,517
Futures contracts	(678,317)
Swap transactions	102,268
Net unrealized gain (loss) on investments	$59,653,468
Net realized and unrealized gain (loss) on investments	$57,017,720
Change in net assets from operations	$89,679,200

See Notes to Financial Statements

29

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2010	2009
Change in net assets
From operations
Net investment income	$32,661,480	$27,773,028
Net realized gain (loss) on investments	(2,635,748)	(10,954,006)
Net unrealized gain (loss) on investments	59,653,468	(26,054,836)
Change in net assets from operations	$89,679,200	$(9,235,814)
Distributions declared to shareholders
From net investment income	$(38,447,410)	$(31,201,753)
Change in net assets from fund share transactions	$313,939,025	$140,592,329
Total change in net assets	$365,170,815	$100,154,762
Net assets
At beginning of period	803,029,673	702,874,911
At end of period (including accumulated distributions in excess of net investment income of $1,804,723 and $1,685,398, respectively)	$1,168,200,488	$803,029,673

See Notes to Financial Statements

30

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.90	$6.28	$6.43	$6.38	$6.50
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.25	$0.28	$0.28	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.34)	(0.12)	0.07	(0.09)
Total from investment operations	$0.57	$(0.09)	$0.16	$0.35	$0.15
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.29)	$(0.31)	$(0.30)	$(0.27)
Net asset value, end of period	$6.23	$5.90	$6.28	$6.43	$6.38
Total return (%) (r)(s)(t)	9.87	(1.41)	2.61	5.65	2.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.82	0.79	0.80	0.82
Expenses after expense reductions (f)	0.75	0.69	0.64	0.65	0.67
Net investment income	3.39	4.26	4.34	4.38	3.74
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$705,470	$531,374	$373,587	$388,086	$345,689

See Notes to Financial statements

31

Financial Statements – continued

Class B	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.88	$6.26	$6.40	$6.36	$6.47
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.21	$0.23	$0.23	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.35)	(0.11)	0.06	(0.08)
Total from investment operations	$0.53	$(0.14)	$0.12	$0.29	$0.11
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.24)	$(0.26)	$(0.25)	$(0.22)
Net asset value, end of period	$6.21	$5.88	$6.26	$6.40	$6.36
Total return (%) (r)(s)(t)	9.06	(2.17)	1.94	4.70	1.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.58	1.57	1.57	1.59
Expenses after expense reductions (f)	1.51	1.44	1.42	1.42	1.44
Net investment income	2.71	3.57	3.58	3.62	2.97
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$35,642	$50,394	$76,246	$119,976	$103,406

Class C	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.89	$6.28	$6.42	$6.38	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.20	$0.22	$0.22	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(0.35)	(0.10)	0.07	(0.09)
Total from investment operations	$0.52	$(0.15)	$0.12	$0.29	$0.10
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.26)	$(0.25)	$(0.21)
Net asset value, end of period	$6.22	$5.89	$6.28	$6.42	$6.38
Total return (%) (r)(s)(t)	8.95	(2.42)	1.90	4.60	1.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.67	1.64	1.66	1.67
Expenses after expense reductions (f)	1.60	1.54	1.49	1.51	1.52
Net investment income	2.51	3.39	3.50	3.53	2.89
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$234,584	$121,612	$69,420	$81,986	$81,144

See Notes to Financial Statements

32

Financial Statements – continued

Class I	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.88	$6.26	$6.40	$6.36	$6.48
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.27	$0.29	$0.29	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.35)	(0.11)	0.06	(0.09)
Total from investment operations	$0.58	$(0.08)	$0.18	$0.35	$0.16
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.32)	$(0.31)	$(0.28)
Net asset value, end of period	$6.21	$5.88	$6.26	$6.40	$6.36
Total return (%) (r)(s)	10.05	(1.29)	2.91	5.65	2.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.68	0.64	0.65	0.67
Expenses after expense reductions (f)	0.60	0.54	0.49	0.50	0.52
Net investment income	3.52	4.50	4.50	4.51	3.90
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$147,616	$76,526	$163,725	$151,568	$127,926

Class R1	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.88	$6.26	$6.40	$6.35	$6.47
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.21	$0.22	$0.22	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.35)	(0.11)	0.07	(0.10)
Total from investment operations	$0.52	$(0.14)	$0.11	$0.29	$0.08
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.25)	$(0.24)	$(0.20)
Net asset value, end of period	$6.21	$5.88	$6.26	$6.40	$6.35
Total return (%) (r)(s)	8.96	(2.27)	1.80	4.66	1.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.67	1.72	1.84	1.87
Expenses after expense reductions (f)	1.60	1.54	1.57	1.60	1.66
Net investment income	2.57	3.45	3.41	3.42	2.79
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$1,164	$1,046	$909	$267	$123

See Notes to Financial Statements

33

Financial Statements – continued

Class R2	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.90	$6.28	$6.42	$6.38	$6.50
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.24	$0.24	$0.25	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(0.35)	(0.09)	0.07	(0.10)
Total from investment operations	$0.56	$(0.11)	$0.15	$0.32	$0.12
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.29)	$(0.28)	$(0.24)
Net asset value, end of period	$6.23	$5.90	$6.28	$6.42	$6.38
Total return (%) (r)(s)	9.59	(1.66)	2.41	5.07	1.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.17	1.22	1.38	1.41
Expenses after expense reductions (f)	1.00	0.93	0.97	1.05	1.09
Net investment income	3.16	4.05	3.98	3.98	3.36
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$5,999	$4,983	$5,768	$1,154	$269

Class R3	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.89	$6.28	$6.43	$6.38	$6.50
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.25	$0.26	$0.27	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	(0.36)	(0.11)	0.07	(0.09)
Total from investment operations	$0.57	$(0.11)	$0.15	$0.34	$0.13
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.30)	$(0.29)	$(0.25)
Net asset value, end of period	$6.22	$5.89	$6.28	$6.43	$6.38
Total return (%) (r)(s)	9.77	(1.68)	2.40	5.39	2.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.92	0.98	1.05	1.07
Expenses after expense reductions (f)	0.85	0.78	0.83	0.90	0.92
Net investment income	3.14	4.20	4.15	4.13	3.60
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$5,757	$577	$941	$494	$260

See Notes to Financial Statements

34

Financial Statements – continued

Class R4	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.90	$6.28	$6.43	$6.38	$6.50
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.27	$0.28	$0.28	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(0.35)	(0.11)	0.08	(0.09)
Total from investment operations	$0.58	$(0.08)	$0.17	$0.36	$0.15
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.32)	$(0.31)	$(0.27)
Net asset value, end of period	$6.23	$5.90	$6.28	$6.43	$6.38
Total return (%) (r)(s)	10.03	(1.26)	2.69	5.71	2.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.68	0.71	0.76	0.77
Expenses after expense reductions (f)	0.60	0.54	0.56	0.61	0.62
Net investment income	3.37	4.44	4.42	4.41	3.80
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$691	$55	$56	$54	$51

Class 529A	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.90	$6.28	$6.42	$6.38	$6.50
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.25	$0.25	$0.25	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(0.35)	(0.10)	0.07	(0.09)
Total from investment operations	$0.57	$(0.10)	$0.15	$0.32	$0.13
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.29)	$(0.28)	$(0.25)
Net asset value, end of period	$6.23	$5.90	$6.28	$6.42	$6.38
Total return (%) (r)(s)(t)	9.76	(1.60)	2.42	5.12	1.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.11	1.23	1.26	1.27
Expenses after expense reductions (f)	0.85	0.87	0.98	1.00	1.02
Net investment income	3.28	4.10	4.00	4.02	3.41
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$16,907	$8,852	$6,373	$4,467	$2,868

See Notes to Financial Statements

35

Financial Statements – continued

Class 529B	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.87	$6.25	$6.39	$6.35	$6.47
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.21	$0.21	$0.21	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.36)	(0.10)	0.07	(0.09)
Total from investment operations	$0.52	$(0.15)	$0.11	$0.28	$0.08
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.25)	$(0.24)	$(0.20)
Net asset value, end of period	$6.20	$5.87	$6.25	$6.39	$6.35
Total return (%) (r)(s)(t)	8.96	(2.29)	1.76	4.47	1.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.68	1.79	1.78	1.86
Expenses after expense reductions (f)	1.61	1.55	1.64	1.63	1.71
Net investment income	2.56	3.46	3.36	3.39	2.71
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$2,008	$1,355	$989	$1,046	$682

Class 529C	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.89	$6.28	$6.42	$6.38	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.20	$0.21	$0.21	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	(0.36)	(0.11)	0.06	(0.08)
Total from investment operations	$0.53	$(0.16)	$0.10	$0.27	$0.09
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.24)	$(0.23)	$(0.20)
Net asset value, end of period	$6.23	$5.89	$6.28	$6.42	$6.38
Total return (%) (r)(s)(t)	9.02	(2.52)	1.66	4.34	1.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.78	1.88	1.90	1.92
Expenses after expense reductions (f)	1.70	1.64	1.73	1.75	1.77
Net investment income	2.43	3.34	3.25	3.27	2.66
Portfolio turnover	28	27	21	33	25
Net assets at end of period (000 omitted)	$12,364	$6,256	$4,861	$3,719	$2,157

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as

37

Notes to Financial Statements – continued

provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

38

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of April 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$26,733,129	$—	$26,733,129
Non-U.S. Sovereign Debt	—	174,116,362	—	174,116,362
Corporate Bonds	—	550,369,127	—	550,369,127
Residential Mortgage-Backed Securities	—	90,848,067	—	90,848,067
Commercial Mortgage-Backed Securities	—	32,951,842	—	32,951,842
Asset-Backed Securities (including CDOs)	—	34,729,042	—	34,729,042
Foreign Bonds	—	224,809,260	—	224,809,260
Mutual Funds	15,150,231	—	—	15,150,231
Total Investments	$15,150,231	$1,134,556,829	$—	$1,149,707,060

Other Financial Instruments
Futures	$(659,961)	$—	$—	$(659,961)
Swaps	—	102,686	—	102,686

For further information regarding security characteristics, see the Portfolio of Investments.

39

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

40

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2010:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$—	$(659,961)
Credit Contracts	Credit Default Swaps	102,686	—
Total		$102,686	$(659,961)

(a)	All derivative valuations are specifically referenced within the fund’s Statement of Assets and Liabilities except for futures contracts. The value of futures contracts outstanding includes cumulative appreciation/depreciation as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions
Interest Rate Contracts	$(2,054,254)	$—
Credit Contracts	—	(16,291)
Total	$(2,054,254)	$(16,291)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions
Interest Rate Contracts	$(678,317)	$—
Credit Contracts	—	102,268
Total	$(678,317)	$102,268

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction

41

Notes to Financial Statements – continued

to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

42

Notes to Financial Statements – continued

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and

43

Notes to Financial Statements – continued

obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of April 30, 2010 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At April 30, 2010, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed

44

Notes to Financial Statements – continued

of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/10	4/30/09
Ordinary income (including any short-term capital gains)	$38,447,410	$31,201,753

45

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/10
Cost of investments	$1,132,646,519
Gross appreciation	34,429,988
Gross depreciation	(17,369,447)
Net unrealized appreciation (depreciation)	$17,060,541

Undistributed ordinary income	1,671,463
Capital loss carryforwards	(115,137,686)
Post-October capital loss deferral	(5,439,160)
Other temporary differences	(3,368,025)

As of April 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/11	$(18,880,791)
4/30/12	(15,641,631)
4/30/13	(18,655,874)
4/30/14	(16,764,678)
4/30/15	(11,871,035)
4/30/16	(12,189,538)
4/30/17	(11,740,197)
4/30/18	(9,393,942)
$(115,137,686)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight

46

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/10	Year ended 4/30/09
Class A	$25,514,574	$17,919,803
Class B	1,430,520	2,464,275
Class C	5,838,491	2,902,636
Class I	4,622,469	7,058,293
Class R1	36,000	35,548
Class R2	205,001	236,448
Class R3	74,540	33,318
Class R4	11,801	2,701
Class 529A	423,128	312,652
Class 529B	49,041	43,881
Class 529C	241,845	192,198
Total	$38,447,410	$31,201,753

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2010. For the year ended April 30, 2010, this reduction amounted to $169,820 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $158,934 and $2,683 for the year ended April 30, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a

47

Notes to Financial Statements – continued

service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,413,471
Class B	0.75%	0.25%	1.00%	0.91%	424,197
Class C	0.75%	0.25%	1.00%	1.00%	1,894,884
Class R1	0.75%	0.25%	1.00%	1.00%	11,528
Class R2	0.25%	0.25%	0.50%	0.40%	27,550
Class R3	—	0.25%	0.25%	0.25%	5,006
Class 529A	—	0.25%	0.25%	0.15%	27,492
Class 529B	0.75%	0.25%	1.00%	0.91%	15,326
Class 529C	0.75%	0.25%	1.00%	1.00%	80,773
Total Distribution and Service Fees					$3,900,227

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2010 based on each class’ average daily net assets. Prior to September 1, 2009, 0.15% of the Class A service fee was being paid by the fund. Payment of the remaining 0.10% of the Class A service fee was not yet in effect. Effective September 1, 2009, 0.15% of the Class A service fee is being paid by the fund and 0.10% of the Class A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2010, this waiver amounted to $447,328 and is reflected as a reduction of total expenses in the Statement of Operations. 0.10% of the Class 529A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2010, this waiver amounted to $10,997 and is reflected as a reduction of total expenses in the Statement of Operations. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. Prior to September 1, 2009, on assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee was in effect and the remaining portion of the Class B and Class 529B service fee was not in effect. Effective September 1, 2009, on assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is being paid by the fund and 0.10% of the Class B and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2010, this waiver amounted to $26,328 and $906 for Class B and Class 529B shares, respectively, and is reflected as a reduction of total expenses in the Statement of Operations. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2010, this waiver amounted to $5,510 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2010.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C

48

Notes to Financial Statements – continued

shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2010, were as follows:

Amount
Class A	$18,255
Class B	25,258
Class C	97,957
Class 529B	—
Class 529C	320

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2010, were as follows:

Amount
Class 529A	$10,997
Class 529B	1,584
Class 529C	8,077
Total Program Manager Fees	$20,658

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2010, the fee was $532,810, which equated to 0.0522% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $725,099.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer

49

Notes to Financial Statements – continued

agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2010, these costs for the fund amounted to $111,146 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $1,110 and is included in independent Trustees’ compensation for the year ended April 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $10,585 at April 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2010, the aggregate fees paid by the

50

Notes to Financial Statements – continued

fund to Tarantino LLC and Griffin Compliance LLC were $10,635 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,623, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$18,040,525	$23,404,530
Investments (non-U.S. Government securities)	$611,656,566	$256,095,897

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	62,971,093	$385,360,827	55,659,692	$327,147,068
Class B	1,121,324	6,870,333	1,292,979	7,594,928
Class C	23,249,229	142,154,032	13,573,031	79,470,527
Class I	11,859,560	72,565,661	3,389,149	19,954,495
Class R1	85,758	525,820	115,198	681,476
Class R2	434,751	2,671,025	380,244	2,267,883
Class R3	883,629	5,455,358	36,432	218,339
Class R4	110,909	684,784	25	147
Class 529A	1,760,592	10,869,177	966,386	5,715,204
Class 529B	128,540	788,498	105,271	613,343
Class 529C	1,374,380	8,486,827	644,734	3,812,950
	103,979,765	$636,432,342	76,163,141	$447,476,360

51

Notes to Financial Statements – continued

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount

Shares issued to shareholders in reinvestment of distributions
Class A	3,250,466	$19,983,837	2,229,458	$13,283,459
Class B	184,492	1,127,757	317,093	1,887,780
Class C	643,123	3,954,616	307,589	1,828,531
Class I	674,627	4,137,528	1,185,082	7,058,293
Class R1	5,839	35,754	5,954	35,385
Class R2	29,523	181,413	33,564	200,175
Class R3	11,941	73,933	5,558	33,318
Class R4	1,721	10,661	453	2,700
Class 529A	68,520	421,526	52,072	309,942
Class 529B	7,978	48,817	7,354	43,471
Class 529C	39,227	241,271	32,110	190,947
	4,917,457	$30,217,113	4,176,287	$24,874,001

Shares reacquired
Class A	(43,056,462)	$(264,248,687)	(27,246,012)	$(162,121,969)
Class B	(4,139,492)	(25,313,058)	(5,217,427)	(31,113,071)
Class C	(6,833,937)	(42,020,895)	(4,301,713)	(25,601,244)
Class I	(1,778,233)	(10,956,973)	(17,709,928)	(103,217,162)
Class R1	(82,064)	(505,315)	(88,555)	(516,320)
Class R2	(346,058)	(2,123,043)	(487,198)	(2,901,547)
Class R3	(68,127)	(415,551)	(93,942)	(558,672)
Class R4	(11,079)	(68,848)	–	–
Class 529A	(615,724)	(3,782,196)	(531,857)	(3,167,482)
Class 529B	(43,592)	(265,629)	(39,937)	(233,594)
Class 529C	(489,302)	(3,010,235)	(389,908)	(2,326,971)
	(57,464,070)	$(352,710,430)	(56,106,477)	$(331,758,032)

Net change
Class A	23,165,097	$141,095,977	30,643,138	$178,308,558
Class B	(2,833,676)	(17,314,968)	(3,607,355)	(21,630,363)
Class C	17,058,415	104,087,753	9,578,907	55,697,814
Class I	10,755,954	65,746,216	(13,135,697)	(76,204,374)
Class R1	9,533	56,259	32,597	200,541
Class R2	118,216	729,395	(73,390)	(433,489)
Class R3	827,443	5,113,740	(51,952)	(307,015)
Class R4	101,551	626,597	478	2,847
Class 529A	1,213,388	7,508,507	486,601	2,857,664
Class 529B	92,926	571,686	72,688	423,220
Class 529C	924,305	5,717,863	286,936	1,676,926
	51,433,152	$313,939,025	24,232,951	$140,592,329

52

Notes to Financial Statements – continued

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund was the owner of record of approximately 8% of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund and the MFS Lifetime 2010 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2010, the fund’s commitment fee and interest expense were $14,358 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	45,404,335	381,703,961	(411,958,065)	15,150,231

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$39,837	$15,150,231

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2010

54

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of the MFS Series Trust IX, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	4,062,401,289.196	73,221,190.484
Lawrence H. Cohn, M.D.	4,057,332,134.875	78,290,344.805
Maureen R. Goldfarb	4,075,685,101.274	59,937,378.406
David H. Gunning	4,069,345,498.404	66,276,981.275
William R. Gutow	4,061,317,289.863	74,305,189.817
Michael Hegarty	4,072,922,043.937	62,700,435.743
John P. Kavanaugh	4,078,112,235.900	57,510,243.780
Robert J. Manning	4,078,222,180.494	57,400,299.186
Robert C. Pozen	4,069,259,484.214	66,362,995.465
J. Dale Sherratt	4,060,964,007.363	74,658,472.317
Laurie J. Thomsen	4,075,707,109.115	59,915,370.565
Robert W. Uek	4,066,977,372.223	68,645,107.456

55

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

56

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

57

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

58

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

59

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold

60

Trustees and Officers – continued

annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
James Calmas

61

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

62

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

63

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Account service and literature
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Municipal Limited Maturity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

4/30/10

MTL-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	15.3%
Healthcare Revenue – Hospitals	13.6%
General Obligations – General Purpose	10.8%
Utilities – Investor Owned	6.3%
Water & Sewer Utility Revenue	5.8%

Composition including fixed income credit quality (a)(i)
AAA	16.1%
AA	36.5%
A	23.1%
BBB	18.2%
BB	0.3%
Other	5.8%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	4.5 yrs.

(a)	Included in the rating categories are: debt securities, which have long-term public ratings. All rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Any equity securities are listed separately. The “Other” category includes cash, other assets, liabilities (including any derivative offsets), short-term and unrated debt securities. Ratings from Moody’s (e.g., Aaa) are shown in the S&P and Fitch scale (e.g. AAA). All ratings are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 4/30/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2010, Class A shares of the MFS Municipal Limited Maturity Fund (the “fund”) provided a total return of 5.80%, at net asset value. This compares with returns of 3.88% and 5.51% for the fund’s benchmarks, the Barclays Capital 3-Year Municipal Bond Index (the “3-Year Index”) and the Barclays Capital 5-Year Municipal Bond Index (the “5-Year Index”), respectively.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Nonetheless, risky-asset valuation generally hit secular highs by the end of the period.

3

Management Review – continued

The municipal bond market ended this twelve month period substantially stronger than where it began with high-grade and high-yield bond index prices sharply higher over the previous year. With low money market yields, mutual fund inflows were strong and consistent. Additionally, the Build America Bond program gained significant traction and effectively reduced new issue supply of municipals.

At the end of April 2009, yields on 30 year AAA-rated municipal securities were 111% of comparable maturity U.S. Treasury yields. While well off from its highs of over 200%, this ratio rallied further throughout the trailing twelve months settling at 89% on April 30, 2010. Additionally, spreads between high-grade municipals and high-yield municipals continued to tighten throughout the year. The highest returns were generally in the lower-rated municipal securities as investors looked broadly to add risk with little opportunity to execute that strategy in the primary market due to limited high-yield municipal bond supply.

Factors Affecting Performance

Relative to the 3-Year Index, the fund’s greater exposure to bonds in the health care, industrial, and education sectors, as well as security selection within those sectors, was a major contributor to relative performance as these sectors outperformed the overall benchmark over the reporting period. A lesser relative exposure to weak-performing pre-refunded securities also aided relative results.

Yield curve (y) positioning was another positive factor for performance relative to the 3-Year Index, particularly the fund’s greater exposure to bonds with durations between 4-8 years. (The 3-Year Index primarily held bonds with durations between 0-4 years.) On the negative side, the fund’s longer duration(d) stance over the reporting held back relative returns.

Relative to the 5-Year Index, the fund’s greater exposure to “BBB” rated securities boosted relative performance. The fund’s investments in the health care, industrial, and education sectors also delivered favorable results.

Yield curve positioning, particularly in bonds with durations between 8-11 years, held back relative returns during the reporting period.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

4

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	3/17/92	5.80%	3.64%	4.11%
B	9/07/93	5.03%	2.88%	3.33%
C	7/01/94	4.90%	2.74%	3.23%
Comparative benchmarks
Barclays Capital 3 - Year Municipal Bond Index (f)		3.88%	4.24%	4.38%
Barclays Capital 5 - Year Municipal Bond Index (f)		5.51%	4.80%	5.29%
Average annual with sales charge
A With Initial Sales Charge (2.50%)		3.16%	3.12%	3.85%
B With CDSC (Declining over six years from 4% to 0%) (x)		1.03%	2.52%	3.33%
C With CDSC (1% for 12 months) (x)		3.90%	2.74%	3.23%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays Capital 3-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Barclays Capital 5-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2009 through April 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/09	Ending Account Value 4/30/10	Expenses Paid During Period (p) 11/01/09-4/30/10
A	Actual	0.70%	$1,000.00	$1,023.62	$3.51
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51
B	Actual	1.44%	$1,000.00	$1,020.01	$7.21
	Hypothetical (h)	1.44%	$1,000.00	$1,017.65	$7.20
C	Actual	1.55%	$1,000.00	$1,019.29	$7.76
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

4/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.8%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 2.0%
Atlanta, GA, Airport Rev., “A”, AGM, 5.375%, 2015	$1,000,000	$1,084,770
Charlotte, NC, Airport Rev., “A”, 4%, 2012	2,180,000	2,297,044
Chicago, IL, O’Hare International Airport Rev., “A-2”, AGM, 5.25%, 2013	1,500,000	1,608,495
Dallas Fort Worth, TX, International Airport, “A”, AMBAC, 6%, 2013	1,000,000	1,104,960
Long Beach, CA, Harbor Rev., “A”, FGIC, 5%, 2015	1,000,000	1,090,410
Massachusetts Port Authority Rev., “A”, 5.75%, 2010	175,000	176,447
Metropolitan Nashville,TN, Airport Authority Rev., “A”, ASSD GTY, 4.5%, 2014	1,500,000	1,628,175
New York, NY, Industrial Development Agency (Terminal One Group Assn.), 5.5%, 2014	1,000,000	1,066,600
Philadelphia, PA, Airport Rev., “B”, AGM, 5%, 2016	1,265,000	1,347,756
Rhode Island Economic Development Corp., Airport Rev., “A”, FGIC, 5%, 2012	750,000	778,988

		$12,183,645
General Obligations - General Purpose - 10.7%
Boston, MA, “A”, 5%, 2011	$1,000,000	$1,030,620
California Economic Recovery, “B”, 5%, 2023 (b)	1,500,000	1,660,215
Cambridge, MA, “C”, 5%, 2011	1,070,000	1,129,524
Chandler, AZ, 5%, 2022	1,000,000	1,115,340
Cobb County, GA, Park & Recreation, 5%, 2013	500,000	552,555
Columbus, OH, 5.25%, 2011	705,000	727,884
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2015 (c)	2,500,000	2,880,350
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2016	1,000,000	1,120,600
Commonwealth of Massachusetts Consolidated Loan, “C”, 5%, 2015 (c)	5,000,000	5,827,800
Commonwealth of Massachusetts, “A”, FRN, 0.68%, 2013	3,000,000	3,004,440
Commonwealth of Pennsylvania, AGM, 5%, 2014	2,000,000	2,284,640
Commonwealth of Puerto Rico, “A”, 5%, 2010	1,000,000	1,004,600
Corpus Christi, TX, General Improvement, ASSD GTY, 4%, 2017	2,000,000	2,086,060
Detroit, MI, District Aid, 5%, 2014	3,000,000	3,273,916
Henry County, GA, 5%, 2014	1,080,000	1,227,042
Maryland, State & Local Facilities Loan, “C”, 4%, 2015	1,000,000	1,110,070
Mecklenburg County, NC, “A”, 5%, 2013	1,115,000	1,254,107
Miami-Dade County, FL, Double Barreled Aviation, 5%, 2014	500,000	555,715

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - General Purpose - continued
Mt. San Antonio, CA, Community College District Capital Appreciation, 0%, 2015	$3,170,000	$2,658,299
New York, NY, “A”, 5.25%, 2012	265,000	283,598
New York, NY, “B”, 5.75%, 2010 (c)	325,000	332,488
New York, NY, “B”, 5.75%, 2011	50,000	51,099
New York, NY, “F”, 5%, 2013	4,000,000	4,431,520
Shelby County, TN, Public Improvement & School, “B”, 5%, 2018	1,100,000	1,269,686
State of California, 5%, 2011	2,250,000	2,317,253
State of Georgia, “D”, 5.25%, 2011	1,500,000	1,609,230
State of Illinois, AGM, 5%, 2015	2,000,000	2,203,580
State of Illinois, AGM, 5%, 2016	2,750,000	3,020,518
State of Maryland, “A”, 5.5%, 2011	1,500,000	1,593,270
State of Maryland, “A”, 5.25%, 2013	1,450,000	1,619,317
State of Minnesota, “H”, 5%, 2016	3,000,000	3,483,690
State of Minnesota, “H”, 5%, 2017	2,600,000	3,024,060
State of Utah, “C”, 5%, 2015	3,000,000	3,475,380
State of Wisconsin, 5.125%, 2011	400,000	426,540
State of Wisconsin, “1”, NATL, 5%, 2017	500,000	545,385

		$64,190,391
General Obligations - Improvement - 4.7%
Bergen County, NJ, “A”, 3.25%, 2013	$2,475,000	$2,646,097
Durham County, NC, 5%, 2019	1,000,000	1,168,030
Honolulu, HI, City & County Department of Finance, “B”, AGM, 5.5%, 2013	4,000,000	4,523,000
Kauai County, HI, “A”, FGIC, 6.25%, 2010 (c)	375,000	380,276
Montgomery County, MD, “A”, 5%, 2013	4,000,000	4,523,720
New Orleans, LA, Certificate of Indebtedness, AGM, 5.5%, 2010	500,000	514,440
Oak Ridge, TN, AMBAC, 5%, 2012	300,000	311,067
Pittsburgh, PA, “A-1”, 5%, 2013	1,000,000	1,073,240
Pittsburgh, PA, “N”, AGM, 5.25%, 2015	1,000,000	1,108,320
Seattle, WA, 5%, 2016	3,780,000	4,341,103
State of North Carolina, “A”, 5%, 2017	3,500,000	4,064,620
State of South Carolina, “A”, 5%, 2011	1,000,000	1,030,750
Washington, MD, Suburban Sanitation District, 5%, 2013	2,450,000	2,741,011

		$28,425,674
General Obligations - Schools - 5.1%
Arizona School Facilities, Board Rev., 5.5%, 2011 (c)	$1,000,000	$1,058,970
Bastrop, TX, Independent School District Capital Appreciation, “N”, PSF, 0%, 2020	1,000,000	651,020
Byron Center, MI, Public Schools, MSQLF, 5%, 2011	600,000	623,316

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Carrollton, TX, Farmers Branch, Independent School District, PSF, 5.5%, 2011	$1,000,000	$1,039,480
Clackamas County, OR, School District, 6%, 2010 (c)	315,000	316,991
Clark County, NV, School District, 5%, 2017	2,845,000	3,170,212
Dallas, TX, Independent School District, PSF, 5.25%, 2018	795,000	930,253
Ennis, TX, Independent School District Capital Appreciation, “N”, PSF, 0%, 2021	2,865,000	1,723,555
Fayette County, GA, School District, AGM, 0% to 2010, 4.15% to 2014	710,000	746,238
Fayette County, GA, School District, AGM, 0% to 2010, 4.35% to 2016	355,000	368,526
Ferndale, MI, School District, MSQLF, 5.5%, 2013	1,115,000	1,181,789
Florida Board of Education, “C”, 5%, 2018	1,000,000	1,046,180
Florida Board of Education, Lottery Rev., “B”, FGIC, 5.5%, 2010 (c)	150,000	152,723
Houston, TX, Independent School District, AGM, 5%, 2015	1,120,000	1,287,350
Kansas City, MO, School District Building Corp., “A”, FGIC, 5%, 2012	855,000	884,019
Kansas City, MO, School District Building Corp., “A”, ETM, FGIC, 5%, 2012 (c)	170,000	182,456
Kansas City, MO, School District Building Corp., “A”, ETM, FGIC, 5%, 2012 (c)	425,000	456,140
Klein, TX, Independent School District, “A”, PSF, 5%, 2021	1,000,000	1,127,860
Los Angeles, CA, Community College District, “E”, AGM, 5%, 2022	1,000,000	1,074,660
Northside, TX, Independent School District, PSF, 5.5%, 2016	850,000	874,293
Pflugerville, TX, Independent School District, PSF, 5%, 2024	1,000,000	1,081,610
Plano, TX, Independent School District, “A”, 5%, 2017	1,000,000	1,142,880
Round Rock, TX, Independent School District, PSF, 6.5%, 2010 (c)	500,000	507,455
Round Rock, TX, Independent School District, PSF, 5.375%, 2012	570,000	627,074
Salt Lake City, UT, School District, “B”, 5%, 2013	1,040,000	1,153,922
San Marcos, TX, Consolidated Independent School District, PSF, 5.25%, 2014 (c)	1,000,000	1,156,100
Shelby County, TN, Public Improvement & Schools, “A”, AGM, 5%, 2014	1,500,000	1,682,985
Tulsa County, OK, Independent School District No. 9 (Union Board of Education), 0.25%, 2012	2,500,000	2,458,650
Twin Rivers, CA, Unified School District Capital Appreciation, 0%, 2014	750,000	657,473
Washington County, OR, School District, AGM, 5.25%, 2018	1,000,000	1,144,630
Westerville, OH, City School District, NATL, 5.5%, 2011 (c)	300,000	316,086

		$30,824,896
Healthcare Revenue - Hospitals - 13.4%
Alabama Healthcare Authority Rev. (Baptist Health), “A”, 6%, 2036 (b)	$1,800,000	$1,888,416

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Alaska Industrial Development & Export Authority Rev. (Greater Fairbanks), “A”, AGM, 5%, 2012	$1,000,000	$1,035,990
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), 4%, 2014	1,000,000	1,081,160
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “F”, FRN, 1.35%, 2038	2,500,000	2,502,450
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A-3”, 5%, 2015	1,000,000	1,081,580
Birmingham, AL, Special Care Facilities Financing Rev. (Baptist Health Systems, Inc.), “A”, 5%, 2014	2,000,000	2,093,020
Butler County, PA, Hospital Authority Rev. (Butler Health System), 5.375%, 2017	1,465,000	1,536,199
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “I”, 4.95%, 2026 (b)	3,000,000	3,262,320
California Health Facilities Financing Authority Rev. (Providence Health), 4%, 2010	1,500,000	1,518,525
California Municipal Finance Authority, Certificates of Participation (Community Hospitals of Central California), 5%, 2017	2,000,000	1,969,540
California Statewide Communities Development Authority Rev. (Daughters of Charity), 5.25%, 2011	1,735,000	1,787,952
California Statewide Communities Development Authority Rev. (Kaiser Foundation Health Plan, Inc.), “A”, 5%, 2014	1,500,000	1,650,420
Clackamas County, OR, Hospital Facility Authority Rev. (Legacy Health System), “C”, 5%, 2037 (b)	1,000,000	1,066,440
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2010	550,000	553,856
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2011	575,000	588,421
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.25%, 2017	1,500,000	1,573,935
East Alabama Healthcare Authority Rev., Health Care Facilities, “B”, 4.75%, 2013	1,400,000	1,455,706
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Methodist Hospital Systems), “B-2”, 5%, 2041 (b)	2,500,000	2,735,675
Illinois Development Finance Authority Rev. (Provena Health) “A”, NATL, 5.75%, 2014	1,500,000	1,502,310
Illinois Finance Authority Rev. (Advocate Healthcare), “A”, 3.875%, 2030 (b)	500,000	519,980
Illinois Finance Authority Rev. (Carle Foundation), “A”, ASSD GTY, 5%, 2013	1,250,000	1,321,238
Illinois Finance Authority Rev. (Central DuPage Health), 5%, 2014	1,820,000	1,978,176
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2014	500,000	535,690

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2015	$500,000	$528,145
Illinois Finance Authority Rev. (Resurrection Health), 5.25%, 2015	2,195,000	2,309,623
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 2021	1,590,000	1,707,644
Iowa Finance Authority Health Care Facilities (Genesis Medical Center), 6%, 2010	210,000	211,424
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 2012	345,000	360,221
Joplin, MO, Industrial Development Authority, Health Facilities Rev. (Freeman Health Systems), 5.5%, 2013	700,000	727,860
Kent, MI, Hospital Finance Authority Rev. (Spectrum Health), “A”, 5%, 2047 (b)	1,000,000	1,052,110
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 2018	1,000,000	1,100,900
Kentucky Economic Development Finance Authority Rev. (Catholic Health), 3.5%, 2034 (b)	1,500,000	1,521,735
Kentucky Economic Development Finance Authority Rev. (Norton Healthcare), “A”, 6.125%, 2010	5,000	5,086
Kentucky Economic Development Finance Authority Rev. (Norton Healthcare), “A”, ETM, 6.125%, 2010 (c)	5,000	5,114
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5%, 2016	2,000,000	2,092,540
Lycoming County, PA, Authority Health System Rev. (Susquehanna Health System), “A”, 5%, 2016	3,195,000	3,267,814
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), 5%, 2042 (b)	500,000	529,775
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 5%, 2012	500,000	534,765
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), “K”, 5%, 2039 (b)	1,000,000	1,074,060
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), NATL, 4.125%, 2046 (b)	1,000,000	1,017,700
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 4%, 2014	2,000,000	2,017,300
Michigan Hospital Finance Authority Rev. (McLaren Health Care Corp.), 5%, 2013	500,000	533,815
Mississippi Hospital Equipment & Facilities Authority Rev. (Southwest Mississippi Regional Medical Center), 5%, 2014	500,000	498,925
Montgomery County, OH, Rev. (Catholic Healthcare Initiatives), 5.25%, 2038 (b)	1,000,000	1,113,520

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Montgomery County, OH, Rev. (Catholic Healthcare Initiatives), 4.1%, 2041 (b)	$1,500,000	$1,573,410
New Hampshire Health & Education Facilities Authority Rev. (Concord Hospital), 5%, 2013	750,000	787,530
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health), 5%, 2014	685,000	700,221
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), 6.25%, 2022	1,000,000	1,124,890
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5%, 2016	620,000	662,402
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5.2%, 2017	620,000	659,159
Oklahoma Development Finance Authority Health System Rev. (Integris Baptist Medical Center), 5%, 2013	500,000	538,760
Oklahoma Development Finance Authority Hospital Rev. (Unity Health Center), 5%, 2013	875,000	915,618
Orange County, FL, Health Facilities Authority Rev. (Nemours Foundation), “A”, 4%, 2017	500,000	518,020
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 5.75%, 2010	250,000	252,143
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 2022	870,000	865,641
South Carolina Jobs-Economic Development Authority Hospital Rev. (Palmetto Health), 3.5%, 2013	500,000	508,575
South Carolina Jobs-Economic Development Authority Hospital Rev. (Palmetto Health), 5%, 2014	1,000,000	1,070,770
South Carolina Jobs-Economic Development Authority Hospital Rev. (Palmetto Health), 5%, 2015	800,000	855,360
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 2021	790,000	825,195
Steubenville, OH, Hospital Rev. (Trinity Hospital), ETM, 5.75%, 2010 (c)	220,000	224,765
Sullivan County, TN, Health Educational & Housing Facilities Board Rev. (Wellmont Health System), RADIAN, 5%, 2016	1,000,000	1,000,840
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Hospital), 5%, 2018	500,000	543,355
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2019	500,000	531,535
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 2019	1,500,000	1,765,815
Washington Health Care Facilities Authority Rev. (Central Washington Health), 6%, 2015	1,900,000	2,042,367

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.125%, 2027 (b)	$1,000,000	$1,050,520
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2012	610,000	629,270
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2013	645,000	670,445
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5%, 2014	1,100,000	1,149,390
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2018	1,500,000	1,507,830

		$80,422,901
Healthcare Revenue - Long Term Care - 0.4%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Casa de las Campanas), 3%, 2012	$1,000,000	$1,010,510
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), “B”, 5%, 2039 (b)	1,000,000	1,071,140
Tarrant County, TX, Cultural Educational Facilities Finance Corp. (Buckner Retirement), 5%, 2016	500,000	516,570

		$2,598,220
Human Services - 0.3%
New York Dormitory Authority Rev. (NYSARC, Inc.), “A”, 5%, 2015	$1,500,000	$1,625,100

Industrial Revenue - Chemicals - 0.5%
Brazos River, TX, Habor Navigation District, (Dow Chemical Co.), “B-1”, 5.5%, 2033 (b)	$1,500,000	$1,574,220
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 2014	1,000,000	1,117,180

		$2,691,400
Industrial Revenue - Environmental Services - 1.4%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 2023 (b)	$135,000	$138,814
California Statewide Communities Development Authority, Solid Waste Facilities Rev. (Republic Services, Inc.), “A”, 4.95%, 2012	1,750,000	1,844,938
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (b)	400,000	416,152
Massachusetts Development Finance Agency Rev. (Waste Management, Inc.), “B”, 3.4%, 2029 (b)	1,000,000	1,020,020
Michigan Solid Waste Disposal Rev. (Waste Management, Inc.), 4.5%, 2013	1,000,000	1,050,780

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Michigan Strategic Fund, Solid Waste Disposal Rev. (Waste Management), 3%, 2013 (b)	$1,000,000	$1,000,210
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 5.2%, 2018	1,000,000	1,003,900
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 5.3%, 2015 (b)	1,000,000	1,080,350
Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), 2.75%, 2013	1,000,000	1,000,290

		$8,555,454
Industrial Revenue - Other - 1.0%
Allegheny County, PA, Industrial Development Authority Rev. (Marathon Oil Corp.), 4.75%, 2032 (b)	$1,425,000	$1,484,893
Cartersville, GA, Development Authority Rev. (Anheuser-Busch), 5.1%, 2012	375,000	385,594
Gulf Coast, TX, Waste Disposal Authority Environmental Facilities Rev. (BP Products North America), 2.3%, 2042 (b)	3,000,000	3,023,010
Port Corpus Christi, TX, Nueces County General Rev. (Union Pacific Corp.), 5.35%, 2010	610,000	611,397
Utah County, UT, Environmental Improvement Rev. (Marathon Oil), 5.05%, 2017 (b)	300,000	310,041

		$5,814,935
Industrial Revenue - Paper - 0.6%
Bucksport, ME, Solid Waste Disposal Rev. (International Paper), “A”, 4%, 2014	$1,000,000	$1,022,020
Courtland, AL, Industrial Development Board Environmental Improvement Rev. (International Paper Co.), “A”, 5%, 2013	750,000	797,288
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,500,000	1,647,840

		$3,467,148
Miscellaneous Revenue - Entertainment & Tourism - 0.4%
Brooklyn, NY Arena Local Development Corp. (Barclays Center Project), 5.75%, 2015	$1,075,000	$1,125,396
George L. Smith II, GA, World Congress Center Authority Rev. (Domed Stadium), NATL, 6%, 2011	1,000,000	1,015,500

		$2,140,896
Miscellaneous Revenue - Other - 2.1%
Arkansas Development Finance Authority, Drivers License Rev. (Arkansas State Police - Wireless Information Network Project), AGM, 4%, 2014	$500,000	$500,985

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2019	$1,000,000	$951,150
California Infrastructure & Economic Development Bank Rev. (J. Paul Getty Trust), “A-1”, 2.5%, 2047 (b)	1,500,000	1,556,385
Citizens Property Insurance Corp., FL, “A-1”, ASSD GTY, 5%, 2012	1,500,000	1,568,730
Citizens Property Insurance Corp., FL, High Risk, “A-3”, FRN, 2.05%, 2013	5,000,000	4,975,550
Dayton Montgomery County, OH, Port Dayton, “A”, 4.75%, 2015	1,100,000	1,117,688
Fulton County, GA, Development Authority Rev. (Robert Woodruff), “B”, 5%, 2016	1,000,000	1,068,980
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation), 4.75%, 2014	1,060,000	1,133,638

		$12,873,106
Multi-Family Housing Revenue - 1.5%
Massachusetts Housing Finance Agency, Rental Housing Rev., “A”, AGM, 5.05%, 2018	$2,000,000	$2,022,160
Missouri Housing Development Community Multi-Family Housing Rev. (Courthouse Apartments), FHA, 3%, 2012	2,000,000	2,058,600
New Jersey Housing & Mortgage Finance Agency, Multi-Family Rev., “C”, 2.55%, 2012	2,000,000	2,000,480
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “L-2”, 2%, 2045 (b)	3,000,000	2,997,060

		$9,078,300
Sales & Excise Tax Revenue - 1.2%
California Economic Recovery, “B”, 5%, 2011 (c)	$1,000,000	$1,038,310
Illinois Sales Tax Rev., “B”, 3%, 2014	5,000,000	5,148,400
Spokane, WA, Public Facilities District Hotel, “A”, NATL, 5.75%, 2012	425,000	446,560
Wyandotte County-Kansas City, KS, Sales Tax Second Lien Area B, 4.75%, 2016	355,000	358,749

		$6,992,019
Single Family Housing Revenue - Local - 0.5%
South Dakota Housing Development Authority, “B”, 2.7%, 2014	$3,000,000	$3,008,700

Single Family Housing - State - 1.4%
California Housing Finance Agency Rev. (Home Mortgage), “E”, FGIC, 5%, 2014	$3,055,000	$3,121,416
Colorado Housing & Finance Authority Rev., Single Family Program, “A-3”, 6.3%, 2012	15,000	15,029
Colorado Housing & Finance Authority Rev., Single Family Program, “B-3”, 6.7%, 2016	10,000	10,310

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Colorado Housing & Finance Authority Rev., Single Family Program, “C-2”, 8.4%, 2021	$15,000	$15,754
Colorado Housing & Finance Authority Rev., Single Family Program, “I”, 3.1%, 2013	3,310,000	3,357,101
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	345,000	365,465
New Hampshire Housing Finance Authority, Single Family Rev., Mortgage Acquisition, “F”, 3.7%, 2010	360,000	359,118
Tennessee Housing Development Agency (Homeownership Program), “2”, 2.15%, 2013	730,000	728,117
Tennessee Housing Development Agency (Homeownership Program), “2”, 2.2%, 2013	155,000	154,295
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	230,000	234,646
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	295,000	298,103

		$8,659,354
Solid Waste Revenue - 0.5%
Maryland Industrial Development Financing Authority, Solid Waste Disposal, (Synagro-Baltimore), “A”, 5.25%, 2012	$500,000	$510,820
Maryland Industrial Development Financing Authority, Solid Waste Disposal, (Synagro-Baltimore), “A”, 5.25%, 2013	750,000	765,863
Massachusetts Development Finance Agency, Resource Recovery Rev. (Semass Systems), “B”, NATL, 5.625%, 2012	400,000	415,960
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (American Ref-fuel), “C”, 5.625%, 2024 (b)	300,000	309,117
South Bayside, CA, Waste Management Authority, Solid Waste Enterprise Rev. (Shoreway Environmental), “A”, 5%, 2012	400,000	427,180
South Bayside, CA, Waste Management Authority, Solid Waste Enterprise Rev. (Shoreway Environmental), “A”, 5%, 2013	400,000	431,280
Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5%, 2010	400,000	408,916

		$3,269,136
State & Agency - Other - 1.5%
Kentucky Property & Buildings Commerce Rev. (Project Number 69), “A”, AGM, 5.5%, 2011	$500,000	$526,860
New York Dormitory Authority Lease Rev. (Mental Health Service Facilities), “A”, 3.5%, 2013	3,375,000	3,580,031
New York Dormitory Authority Rev. (City University), NATL, 5.25%, 2011	1,270,000	1,338,351
Puerto Rico Government Development Bank, “B”, 5%, 2014	2,500,000	2,683,325

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Agency - Other - continued
Tulsa County, OK, Industrial Authority Educational Facilities Lease Rev. (Jenks Public School), 5%, 2012	$1,000,000	$1,082,190

		$9,210,757
State & Local Agencies - 5.6%
Alabama Public School & College Authority, “A”, 5%, 2015	$2,000,000	$2,254,140
Arizona Certificates of Participation, “A”, 5%, 2012	1,000,000	1,083,860
California Public Works Board Lease Rev., 5%, 2014	1,000,000	1,073,550
California Statewide Communities Development Authority Rev. (Proposition 1A Receivables Program), 5%, 2013	2,000,000	2,175,020
Florida Department Management Services Rev. “A”, AGM, 5.25%, 2015	1,875,000	2,105,531
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AMBAC, 5%, 2020	2,200,000	2,169,134
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “B”, 5.5%, 2013 (c)	1,000,000	1,126,400
Hamilton Heights School Building Corp., First Mortgage, “N”, AGM, 5%, 2014	1,875,000	2,114,681
Hampton, VA, Museum Rev., 5%, 2014	760,000	829,570
Indiana Bond Bank Common School Fund, AMBAC, 5.75%, 2013	305,000	307,297
New Jersey Economic Development Authority Rev., AGM, 5%, 2029 (b)	1,000,000	1,099,200
New York Dormitory Authority Rev., FGIC, 5.25%, 2029 (b)	1,000,000	1,077,750
New York Tobacco Settlement Financing Corp., “B-1”, 5.25%, 2013	360,000	361,033
New York Tobacco Settlement Financing Corp., “B-1C”, 5.5%, 2019	1,000,000	1,079,850
New York Urban Development Corp. Rev., “A”, 5.125%, 2015	675,000	742,257
South Jersey, NJ, Port Corp. Rev. (Marine Terminal), “P-2”, 4%, 2015	2,420,000	2,527,569
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 2013	2,500,000	2,797,475
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 2016	1,250,000	1,442,713
Virginia Public School Authority, 5%, 2013	1,000,000	1,109,910
Virginia Public School Authority, “C”, 5%, 2018	1,000,000	1,160,030
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2012	85,000	89,005
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2013	215,000	227,328
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, 5%, 2013	2,185,000	2,428,387
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, 5%, 2014	1,890,000	2,139,953

		$33,521,643

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Student Loan Revenue - 1.4%
Massachusetts Educational Financing Authority Rev., “A”, 5.5%, 2017	$2,800,000	$3,063,676
New Jersey Higher Education Assistance Authority Student Loan Rev., “1A”, 4%, 2012	2,000,000	2,123,080
New Mexico Educational Assistance Foundation, “B”, 4%, 2015	3,000,000	3,210,510

		$8,397,266
Tax - Other - 1.4%
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 2021	$1,500,000	$1,742,850
Guam Government Ltd. Obligation Rev., “A”, 5%, 2013	825,000	890,942
New Jersey Economic Development Authority Rev., Cigarette Tax, 5.375%, 2015	2,730,000	2,816,486
New York City, NY, Transitional Finance Authority Rev., 5%, 2011	625,000	665,988
New York City, NY, Transitional Finance Authority Rev., “A”, 5%, 2014	1,000,000	1,142,510
Virgin Islands Public Finance Authority Rev., “A”, 6%, 2014	400,000	445,668
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2013	200,000	216,290
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2014	250,000	275,805

		$8,196,539
Tax Assessment - 0.1%
Dyer, IN, Redevelopment Authority, Economic Development Lease Rent, CIFG, 5%, 2011	$570,000	$583,116

Tobacco - 1.5%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$1,790,000	$1,640,893
New Jersey Tobacco Settlement Financing Corp., 6.75%, 2013 (c)	1,460,000	1,704,156
New Jersey Tobacco Settlement Financing Corp., “1A”, 4.5%, 2023	4,155,000	3,968,773
South Carolina Tobacco Settlement Authority Rev., “B”, 6%, 2011	90,000	92,739
Southern California Tobacco Settlement Authority Rev., “A”, 5.625%, 2012 (c)	1,000,000	1,100,050
Virginia Tobacco Settlement Financing Corp., 5.25%, 2019	560,000	578,458

		$9,085,069
Toll Roads - 0.6%
Pennsylvania Turnpike Commission Rev., “C”, FRN, 0.77%, 2011	$500,000	$500,005
Triborough, NY, Bridge & Tunnel Authority Rev., “A-1”, 4%, 2038 (b)	3,000,000	3,220,980

		$3,720,985

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Transportation - Special Tax - 1.9%
Chicago, IL, Transit Authority Capital Grant Receipts Rev., AMBAC, 5%, 2014	$2,000,000	$2,196,480
Du Page County, IL, Transportation Rev., AGM, 5.5%, 2011	1,000,000	1,032,740
Missouri Highways & Transit Commission State Road Rev. (Federal Reimbursement), “A”, 5%, 2015	3,000,000	3,448,350
Nevada Highway Improvement Rev. (Motor Vehicle Fuel Tax), NATL, 5.5%, 2013	2,395,000	2,708,218
New Jersey Transportation Trust Fund Authority, NATL, 5%, 2011 (c)	1,000,000	1,071,110
Texas Transportation Commission Rev., 5%, 2011	725,000	754,914

		$11,211,812
Universities - Colleges - 15.2%
Alabama Private Colleges (Tuskegee University), “N”, ASSD GTY, 5%, 2015	$1,000,000	$1,057,770
California Educational Facilities Authority Rev. (Loyola Marymount), “B”, FRN, 1.1%, 2015	2,000,000	2,000,000
California Educational Facilities Authority Rev. (Pitzer College), 5%, 2016	1,395,000	1,525,963
California Municipal Finance Authority Rev. (Biola University), 5%, 2018	550,000	569,212
Central Michigan University Rev., 5%, 2017	1,760,000	1,914,106
Connecticut Health & Educational Facilities Authority Rev. (Yale University), “A-3”, 2%, 2049 (b)	3,000,000	3,068,130
Cumberland County, PA, Municipal Authority Rev., AICUP Financing (Dickinson College), “Q1”, 2.75%, 2039 (b)	400,000	402,880
District of Columbia University Rev. (Georgetown University), “A”, 5%, 2013	1,400,000	1,503,992
El Paso County, CO Rev. (Colorado College), 2%, 2013	1,030,000	1,048,489
El Paso County, CO Rev. (Colorado College), 5%, 2014	1,090,000	1,220,582
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 4.35%, 2014	640,000	676,768
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 5%, 2018	1,075,000	1,149,842
Harris County, TX, Cultural Educational Facilities Finance Corp. (Baylor College of Medicine), 4%, 2011	500,000	512,915
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “A”, 5%, 2014	600,000	652,086
Illinois Educational Facilities Authority Rev. (Art Institute Chicago), “A”, 4.3%, 2030 (b)	500,000	502,020
Illinois Finance Authority Rev. (IIlinois Institute of Technology), “A”, 5%, 2016	1,000,000	1,035,600
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2017	2,000,000	2,038,800

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Illinois Finance Authority Rev. (Roosevelt University), 5%, 2015	$1,000,000	$1,068,440
Illinois Finance Authority Rev. (University of Chicago), “B”, 5%, 2017	1,000,000	1,140,330
Massachusetts Development Finance Agency Rev. (Boston University), “V-2”, 2.875%, 2014	2,250,000	2,251,350
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-2”, 3%, 2013	2,680,000	2,793,873
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-2”, 3%, 2014	2,675,000	2,776,918
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.15%, 2014	150,000	164,381
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2018	1,485,000	1,596,583
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2019	1,000,000	1,066,440
Massachusetts Development Finance Agency Rev. (Wheelock), “C”, 5%, 2017	1,905,000	2,048,732
Massachusetts Health & Educational Facilities Authority Rev. (Amherst College), “K-2”, 2.75%, 2038 (b)	1,000,000	1,033,230
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.25%, 2012	375,000	411,521
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), 4.1%, 2037 (b)	1,000,000	1,047,540
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “T-1”, 4.125%, 2037 (b)	1,000,000	1,043,770
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 4%, 2013	530,000	553,935
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 2014	1,010,000	1,098,708
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 2016	1,115,000	1,200,063
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), “H”, 2.5%, 2011	760,000	773,946
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), “H”, 2.5%, 2012	585,000	601,760
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), “H”, 3%, 2013	855,000	891,953
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), “H”, 3%, 2014	680,000	704,772
Massachusetts Health & Educational Facilities Authority Rev. (University of Massachusetts), “A”, 2.2%, 2030 (b)	2,000,000	2,006,720
Medical Center Educational Building Corp. Rev. (University of Mississippi), 4%, 2014	1,240,000	1,317,016

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Medical Center Educational Building Corp. Rev. (University of Mississippi), 4%, 2015	$2,330,000	$2,464,697
Michigan University Rev. (Wayne State University), “A”, 5%, 2013	1,000,000	1,106,730
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities (Vanderbilt University), “B”, 5%, 2012	1,000,000	1,098,600
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), “A”, 5.25%, 2017	430,000	463,918
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	1,710,000	1,941,038
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5%, 2015	500,000	535,805
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), 2.1%, 2036 (b)	2,000,000	1,992,220
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 2.75%, 2036 (b)	1,190,000	1,225,260
Ohio State University Rev., “A”, 5%, 2012	1,500,000	1,649,970
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 4.5%, 2012	685,000	715,743
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 2019	1,250,000	1,299,738
South Carolina Educational Facilities Authority, Private Nonprofit Institutions (Furman University), 5%, 2012	300,000	324,564
South Carolina Educational Facilities Authority, Private Nonprofit Institutions (Furman University), 3%, 2013	1,000,000	1,036,100
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame Du Lac), 3.875%, 2040 (b)	1,000,000	1,039,030
St. Lawrence County, NY, Industrial Development Agency (St. Lawrence University), 5%, 2016	1,000,000	1,098,010
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), 5.25%, 2017	500,000	530,420
Texas A&M University Rev., “A”, 5%, 2015	750,000	857,108
Tompkins County, NY, Industrial Development Agency Rev. (Ithaca College), 5%, 2016	3,000,000	3,195,870
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 2022	1,000,000	1,059,430
University of Arkansas Rev. (Fayetteville Campus), “A”, 3%, 2014	500,000	525,985
University of Delaware Rev., “A”, 2%, 2037 (b)	1,200,000	1,207,764
University of Delaware Rev., “B”, 4%, 2013	1,500,000	1,630,200
University of Michigan Rev., “A”, 4%, 2014	750,000	818,768
University of Southern Indiana Rev., “J”, ASSD GTY, 4%, 2016	1,000,000	1,055,470
University of Texas Rev., “D”, 5%, 2017 (c)	850,000	987,454
University of Texas Rev., “D”, 5%, 2018	150,000	170,337
University of Texas, Permanent University Fund, “B”, 5%, 2014 (c)	2,000,000	2,290,520

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
University of Texas, Permanent University Fund, “B”, 5%, 2020	$500,000	$580,785
University of Texas, Permanent University Fund, “C”, 5%, 2021	1,000,000	1,107,460
Utah Board of Regents Auxiliary & Campus Facilities System Rev., “A”, NATL, 5%, 2018	1,090,000	1,178,388
Utah Board of Regents Rev. (University of Utah), “A”, 4%, 2014	200,000	218,338
Vincennes University, IN, Student Fee Rev. “J”, 3%, 2013	400,000	415,132
Vincennes University, IN, Student Fee Rev. “J”, 3%, 2014	475,000	491,031
Washington Higher Education Facilities Authority Rev. (Gonzaga University), “A”, 5%, 2014	3,315,000	3,566,410
Western Michigan University Rev., ASSD GTY, 5.25%, 2014	1,000,000	1,112,950
Wisconsin Health & Educational Facilities Authority Rev. (Marquette University), 5%, 2013	830,000	907,547
Wisconsin Health & Educational Facilities Authority Rev. (Marquette University), 5%, 2013	540,000	588,038

		$90,957,964
Universities - Dormitories - 0.2%
California Statewide Communities Development Authority Student Housing (University of California-Irvine), 5%, 2014	$1,000,000	$1,067,900

Universities - Secondary Schools - 0.0%
District of Columbia Rev. (Gonzaga College High School), AGM, 5%, 2012	$215,000	$219,739

Utilities - Investor Owned - 6.2%
Brazos River, TX, Authority Rev. (Centerpoint Energy), “B”, FGIC, 4.25%, 2017	$1,260,000	$1,265,116
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co.), 4.95%, 2048 (b)	1,000,000	1,036,070
California Infrastructure & Economic Development Bank Rev. (Pacific Gas & Electric Co.), “E”, 2.25%, 2026 (b)	1,500,000	1,501,380
California Statewide Communities Development Authority Poll (Southern California Edison Co.), “A”, SYNCORA, 4.1%, 2028 (b)	500,000	522,565
Chesapeake, VA., Economic Development Authority Pollution Control (Virginia Electric Power Co.) Rev., 3.6%, 2032 (b)	1,000,000	1,041,600
Connecticut Pollution Control Development Authority Rev. (Connecticut Light & Power Co.), “A”, 1.4%, 2031 (b)	2,000,000	2,000,000
Farmington, NM, Pollution Control Rev. (El Paso Electric Co.), “A”, FGIC, 4%, 2032 (b)	695,000	695,994
Farmington, NM, Pollution Control Rev. (Public Service Co. of New Mexico), “C”, AMBAC, 5.7%, 2016	2,000,000	2,005,280

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Farmington, NM, Pollution Control Rev. (Southern California Edison Co.), “A”, 2.875%, 2029 (b)	$2,000,000	$1,979,640
Hillsborough County, FL, Industrial Development Authority (Tampa Electric), 5.15%, 2025 (b)	1,000,000	1,090,960
Indiana Finance Authority Environmental Facilities Rev. (Indianapolis Power & Light Co.), “B”, 4.9%, 2016	1,000,000	1,063,310
Iowa Finance Authority Pollution Control Facilities Rev. (Interstate Power & Light), FGIC, 5%, 2014	1,000,000	1,098,890
Jasper County, IN, Pollution Control Rev. (Northern Indiana Public Service), NATL, 4.15%, 2010	500,000	502,725
Louisa, VA, Industrial Development Authority, Solid Waste & Sewer Disposal (VEPCO), “A”, 2.5%, 2031 (b)	1,000,000	999,170
Madison, WI, Industrial Development Rev. (Madison Gas & Electric Co.), “B”, 4.875%, 2027 (b)	420,000	448,577
Maricopa County, AZ, Pollution Control Corp., Pollution Control Rev. (Arizona Public Service Co.), “D”, 6%, 2029 (b)	325,000	357,799
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	1,045,000	1,203,506
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	220,000	233,957
Matagorda County, TX, Navigation District No. 1 Pollution Control Rev. (AEP - Texas Central Co.), 5.125%, 2030 (b)	1,000,000	1,032,760
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 3.05%, 2024 (b)	1,000,000	1,017,400
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.25%, 2029 (b)	1,000,000	1,106,520
Missouri Environmental Improvement & Energy Resources Authority (Kansas Power & Light Co.), SYNCORA, 5.25%, 2017 (b)	1,000,000	1,075,710
Navajo County, AZ, Pollution Control Corp. Rev. (Arizona Public Service Co.), “C”, 5.5%, 2034 (b)	1,000,000	1,064,710
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Co.), 4.5%, 2027 (b)	1,000,000	1,013,260
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Co.), 7.125%, 2027 (b)	1,565,000	1,684,832
New York Energy Research & Development Authority (Rochester Gas & Electric Corp.), “A”, NATL, 4.75%, 2032 (b)	1,130,000	1,191,551
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Corp.), 5.25%, 2023 (b)	1,500,000	1,542,765
Pennsylvania Economic Development Financing Authority (Exelon Generation Co. LLC), “A”, 5%, 2042 (b)	3,200,000	3,381,824
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 2020	2,135,000	2,140,060

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Red River Authority, TX, Pollution Control Rev. (AEP Texas Central Co.), NATL, 4.45%, 2020	$305,000	$296,304
Titus County, TX, Fresh Water Supply District, (Southwestern Electric Power Co.), 4.5%, 2011	500,000	511,135
York County, VA, Economic Development Authority Pollution Control Rev. (Virginia Electric & Power Co.), “A”, 4.05%, 2033 (b)	1,000,000	1,067,120

		$37,172,490
Utilities - Municipal Owned - 4.6%
California Department of Water Resources, Power Supply Rev., “A”, 5.5%, 2010	$600,000	$600,000
California Infrastructure & Economic Development Bank Rev., “A”, 4%, 2015	1,260,000	1,334,088
Dalton, GA, Utilities Rev., AGM, 6%, 2012	500,000	539,905
De Soto Parish, LA, Pollution Control Rev. (Southwestern Electric Power Co.), 3.25%, 2019 (b)	2,500,000	2,512,850
Energy Northwest, WA, Electric Rev., “A”, 5%, 2014	845,000	957,858
Energy Northwest, WA, Wind Project Rev., NATL, 5%, 2013	280,000	305,287
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5%, 2014	1,000,000	1,105,490
Indianapolis, IN, Gas Utility Rev., ASSD GTY, 5%, 2030 (b)	1,500,000	1,618,725
Kissimmee, FL, Utility Authority Electric, AMBAC, 5%, 2011	500,000	525,030
Lakeland, FL, Energy System Rev., FRN, 1.05%, 2012	2,000,000	2,000,020
Lower Colorado River Authority, TX, Rev., “A”, ETM, NATL, 5%, 2011 (c)	30,000	31,404
Lower Colorado River Authority, TX, Rev., “N”, NATL, 5%, 2011	470,000	490,661
Massachusetts Development Finance Agency (Devens Electrical Systems), 5.125%, 2011	60,000	62,456
Memphis, TN, Electric System Rev., 5%, 2014	1,500,000	1,701,285
Municipal Electric Authority, GA, Vogtle Units 3&4, “J-B”, 5%, 2017	2,500,000	2,786,600
North Carolina Eastern Municipal Power Agency, “A”, 5%, 2014	1,000,000	1,102,250
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5.5%, 2013	500,000	552,415
Northern California Power Agency Capital Facilities Rev., “A”, 2%, 2012	1,000,000	1,012,290
Northern California Power Agency Rev., “A”, 4%, 2013	1,000,000	1,070,990
Orlando, FL, Utilities Commission Utility System Rev., “C”, 5%, 2012	650,000	708,390
Orlando, FL, Utilities Commission Utility System Rev., “C”, 5%, 2013	1,335,000	1,487,190
Puerto Rico Electric Power Authority, Power Rev., “CC”, AGM, 5%, 2010	700,000	701,883
Salt River, AZ, Agricultural Improvement (Salt River), “A”, 5%, 2011	500,000	515,345

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Southern California Public Power Authority (San Juan), “A”, AGM, 5.375%, 2012	$595,000	$637,221
Southern Minnesota Municipal Power Agency, Power Supply System Rev., “A”, 5%, 2015	375,000	415,601
Tacoma, WA, Electric Systems Rev., “A”, AGM, 5.5%, 2011	500,000	516,675
Vermont Public Power Supply Authority Rev. (Swanton Peaking), “A”, ASSD GTY, 3%, 2013	875,000	899,719
Wyoming Municipal Power Agency Power Supply System Rev. “A”, 3.25%, 2014	200,000	203,590
Wyoming Municipal Power Agency Power Supply System Rev. “A”, 3.75%, 2016	600,000	611,322
Wyoming Municipal Power Agency Power Supply System Rev. “A”, 3.875%, 2017	300,000	304,299

		$27,310,839
Utilities - Other - 1.2%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2015	$190,000	$203,861
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2016	1,175,000	1,247,780
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.125%, 2016	365,000	383,659
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	1,000,000	1,013,350
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2016	270,000	288,841
Indiana Bond Bank Special Program, Gas Rev., “A”, 5%, 2017	1,350,000	1,407,875
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2018	355,000	372,505
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,000,000	996,280
Texas SA Energy Acquisition Public Facilities Corp., Gas Supply Rev., 5%, 2012	1,500,000	1,539,825

		$7,453,976
Water & Sewer Utility Revenue - 5.7%
Allentown, PA, Water Rev., Guaranteed, AMBAC, 5%, 2011	$925,000	$957,995
Atlanta, GA, Water & Wastewater Rev., “A”, FGIC, 5.5%, 2014	1,185,000	1,294,494
Birmingham, AL, Waterworks Board Water Rev., 3%, 2015	3,730,000	3,682,480
Gulf Breeze, FL, Local Government Rev., “J”, 2%, 2020 (b)	250,000	249,888
Gulf Breeze, FL, Local Government Rev., “J”, 2.6%, 2020 (b)	430,000	431,062
Harrison County, MS, Wastewater Treatment Facilities, “A”, ETM, FGIC, 5.5%, 2011 (c)	400,000	414,788
Houston, TX, Utilities Systems Rev., NATL, 5.25%, 2014	1,485,000	1,660,482
Houston, TX, Utilities Systems Rev., “A”, AGM, 5%, 2012	1,500,000	1,630,905

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
King County, WA, Sewer Rev., FGIC, 5.25%, 2012	$750,000	$805,163
Miami-Dade County, FL, Water & Sewer Rev., 4%, 2014	1,000,000	1,080,410
Michigan Municipal Bond Authority, Clean Water Rev., 5.25%, 2011	1,000,000	1,062,210
Michigan Municipal Bond Authority, Clean Water Rev., 5.375%, 2014	1,920,000	2,114,784
Mississippi Development Bank Special Obligation (Hattiesburg Water & Sewer), “N”, AMBAC, 5%, 2015	1,000,000	1,087,650
New York Environmental Facilities Corp., 5%, 2012	2,085,000	2,269,314
New York Environmental Facilities Corp., “I”, 5%, 2013	1,000,000	1,118,290
Nueces River Authority, Texas Water Supply Rev. (Corpus Christi Project), AGM, 5%, 2013	540,000	592,337
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 2020	2,000,000	2,352,480
Ohio Water Development Authority, Water Pollution Control Rev. (Water Quality), “A”, 3.25%, 2013	1,470,000	1,563,374
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 2021	1,260,000	1,483,373
Sebring, FL, Water & Wastewater, FGIC, 5.25%, 2013	690,000	738,990
St. Mary’s, PA, Area Water Authority Rev., 2.75%, 2014	210,000	210,365
St. Mary’s, PA, Area Water Authority Rev., 3.125%, 2015	150,000	150,489
St. Mary’s, PA, Area Water Authority Rev., 3.625%, 2016	130,000	130,833
Toledo, OH, Waterworks Rev., NATL, 4.75%, 2017	2,000,000	2,010,800
Truckee Meadows, NV, Water Authority, “A”, AGM, 5.5%, 2011	1,000,000	1,054,780
Utah Water Finance Agency Rev., “A”, AMBAC, 5%, 2012	500,000	535,780
Virginia Resources Authority, Clean Water Rev., 5%, 2019	1,980,000	2,249,617
Wilsonville, OR, Water Systems Rev., NATL, 5%, 2010	300,000	300,951
Wisconsin Clean Water Rev., “1”, 3%, 2013	1,000,000	1,052,580

		$34,286,664
Total Municipal Bonds (Identified Cost, $554,429,387)		$569,218,034

Floating Rate Demand Notes - 1.3%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “A”, 0.21%, due 5/03/10	$2,900,000	$2,900,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.21%, due 5/03/10	3,200,000	3,200,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.21%, due 5/03/10	1,600,000	1,600,000
Total Floating Rate Demand Notes, at Identified Cost and Value		$7,700,000

29

Portfolio of Investments – continued

Money Market Funds (v) - 2.7%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	16,569,665	$16,569,665
Total Investments (Identified Cost, $578,699,052)		$593,487,699

Other Assets, Less Liabilities - 1.2%		6,964,400
Net Assets - 100.0%		$600,452,099

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETM	Escrowed to Maturity

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $562,129,387)	$576,918,034
Underlying funds, at cost and value	16,569,665
Total investments, at value (identified cost, $578,699,052)	$593,487,699
Receivables for
Investments sold	625,000
Fund shares sold	5,031,975
Interest	6,872,171
Receivable from investment adviser	50,696
Other assets	4,375
Total assets	$606,071,916
Liabilities
Payables for
Distributions	$312,086
Investments purchased	2,642,005
Fund shares reacquired	2,534,273
Payable to affiliates
Investment adviser	13,137
Shareholder servicing costs	51,413
Distribution and service fees	11,209
Administrative services fee	499
Payable for independent Trustees’ compensation	5,903
Accrued expenses and other liabilities	49,292
Total liabilities	$5,619,817
Net assets	$600,452,099
Net assets consist of
Paid-in capital	$589,111,658
Unrealized appreciation (depreciation) on investments	14,788,647
Accumulated net realized gain (loss) on investments	(3,416,161)
Accumulated distributions in excess of net investment income	(32,045)
Net assets	$600,452,099
Shares of beneficial interest outstanding	75,754,223

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$482,962,212	60,936,731	$7.93
Class B	6,231,234	787,100	7.92
Class C	111,258,653	14,030,392	7.93

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.13 [100 / 97.5 x $7.93]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

31

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/10

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$15,223,719
Dividends from underlying funds	31,523
Total investment income	$15,255,242
Expenses
Management fee	$1,723,216
Distribution and service fees	1,626,378
Shareholder servicing costs	302,792
Administrative services fee	76,936
Independent Trustees’ compensation	14,528
Custodian fee	86,083
Shareholder communications	35,002
Auditing fees	45,228
Legal fees	9,008
Miscellaneous	167,950
Total expenses	$4,087,121
Fees paid indirectly	(1,468)
Reduction of expenses by investment adviser and distributor	(351,019)
Net expenses	$3,734,634
Net investment income	$11,520,608
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)	$16,525
Change in unrealized appreciation (depreciation) on investments	$10,129,610
Net realized and unrealized gain (loss) on investments	$10,146,135
Change in net assets from operations	$21,666,743

See Notes to Financial Statements

32

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2010	2009
Change in net assets
From operations
Net investment income	$11,520,608	$6,035,447
Net realized gain (loss) on investments	16,525	(611,567)
Net unrealized gain (loss) on investments	10,129,610	3,094,760
Change in net assets from operations	$21,666,743	$8,518,640
Distributions declared to shareholders
From net investment income	$(11,234,300)	$(6,094,944)
Change in net assets from fund share transactions	$320,553,789	$110,468,656
Total change in net assets	$330,986,232	$112,892,352
Net assets
At beginning of period	269,465,867	156,573,515
At end of period (including accumulated distributions in excess of net investment income of $32,045 and $14,256, respectively)	$600,452,099	$269,465,867

See Notes to Financial Statements

33

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$7.71	$7.67	$7.70	$7.66		$7.79
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.25	$0.27	$0.27	(z)	$0.24
Net realized and unrealized gain (loss) on investments	0.22	0.05	(0.02)	0.02	(z)	(0.13)
Total from investment operations	$0.44	$0.30	$0.25	$0.29		$0.11
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.28)	$(0.25)		$(0.24)
Net asset value, end of period	$7.93	$7.71	$7.67	$7.70		$7.66
Total return (%) (r)(s)(t)	5.80	3.99	3.25	3.83		1.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.77	0.78	0.85		0.86
Expenses after expense reductions (f)	0.70	0.63	0.63	0.70		0.71
Net investment income	2.84	3.33	3.53	3.55	(z)	3.11
Portfolio turnover	8	15	30	9		13
Net assets at end of period (000 omitted)	$482,962	$214,796	$124,161	$116,562		$149,936

See Notes to Financial Statements

34

Financial Highlights – continued

Class B	Years ended 4/30
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$7.70	$7.66	$7.69	$7.65		$7.78
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.20	$0.21	$0.21	(z)	$0.18
Net realized and unrealized gain (loss) on investments	0.21	0.04	(0.02)	0.02	(z)	(0.13)
Total from investment operations	$0.38	$0.24	$0.19	$0.23		$0.05
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.22)	$(0.19)		$(0.18)
Net asset value, end of period	$7.92	$7.70	$7.66	$7.69		$7.65
Total return (%) (r)(s)(t)	5.03	3.22	2.46	3.06		0.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.52	1.53	1.61		1.61
Expenses after expense reductions (f)	1.46	1.37	1.38	1.46		1.46
Net investment income	2.19	2.63	2.79	2.79	(z)	2.36
Portfolio turnover	8	15	30	9		13
Net assets at end of period (000 omitted)	$6,231	$10,486	$10,454	$15,393		$23,575

See Notes to Financial Statements

35

Financial Highlights – continued

Class C	Years ended 4/30
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$7.71	$7.67	$7.71	$7.67		$7.80
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.19	$0.21	$0.21	(z)	$0.18
Net realized and unrealized gain (loss) on investments	0.21	0.04	(0.04)	0.01	(z)	(0.14)
Total from investment operations	$0.37	$0.23	$0.17	$0.22		$0.04
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.21)	$(0.18)		$(0.17)
Net asset value, end of period	$7.93	$7.71	$7.67	$7.71		$7.67
Total return (%) (r)(s)(t)	4.90	3.11	2.24	2.96		0.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.62	1.63	1.70		1.71
Expenses after expense reductions (f)	1.55	1.48	1.48	1.55		1.56
Net investment income	1.98	2.46	2.68	2.70	(z)	2.26
Portfolio turnover	8	15	30	9		13
Net assets at end of period (000 omitted)	$111,259	$44,185	$21,959	$24,634		$35,569

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of less than $0.01 per share to net investment income, a decrease of less than $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the investment income ratio for the year ended April 30, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

37

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

38

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of April 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$569,218,034	$—	$569,218,034
Short Term Securities	—	7,700,000	—	7,700,000
Mutual Funds	16,569,665	—	—	16,569,665
Total Investments	$16,569,665	$576,918,034	$—	$593,487,699

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended April 30, 2010, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and

39

Notes to Financial Statements – continued

interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax return for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/10	4/30/09
Ordinary income (including any short-term capital gains)	$6,639	$—
Tax-exempt income	11,227,661	6,094,944
Total distributions	$11,234,300	$6,094,944

40

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/10
Cost of investments	$578,232,945
Gross appreciation	16,134,547
Gross depreciation	(879,793)
Net unrealized appreciation (depreciation)	$15,254,754

Undistributed tax-exempt income	1,108,447
Capital loss carryforwards	(3,882,268)
Other temporary differences	(1,140,492)

As of April 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/11	$ (159,222)
4/30/12	(277,860)
4/30/13	(789,744)
4/30/14	(625,131)
4/30/15	(746,953)
4/30/16	(432,394)
4/30/17	(616,758)
4/30/18	(234,206)
$(3,882,268)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/10	Year ended 4/30/09
Class A	$9,595,469	$5,150,638
Class B	167,189	256,020
Class C	1,471,642	688,286
Total	$11,234,300	$6,094,944

41

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2011. For the year ended April 30, 2010, this reduction amounted to $82,770 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $132,376 for the year ended April 30, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$780,085
Class B	0.75%	0.25%	1.00%	0.90%	76,074
Class C	0.75%	0.25%	1.00%	1.00%	770,219
Total Distribution and Service Fees					$1,626,378

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2010 based on each class’ average daily net assets. Prior to September 1, 2009, 0.15% of the Class A service fee was being paid by the fund. Payment of the remaining 0.10% of the Class A service fee was not yet in effect. Effective September 1, 2009, 0.15% of the Class A service fee is being paid by the fund, and 0.10% of the Class A service fee is currently being waived under a written waiver

42

Notes to Financial Statements – continued

agreement. For the year ended April 30, 2010, this waiver amounted to $261,240 and is reflected as a reduction of total expenses in the Statement of Operations. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. Prior to September 1, 2009, on assets attributable to all other Class B shares, 0.15% of the Class B service fee was in effect and the remaining portion of the Class B service fee was not in effect. Effective September 1, 2009, on assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2010, this waiver amounted to $4,706 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2011.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2010, were as follows:

Amount
Class A	$33,990
Class B	3,841
Class C	33,790

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2010, the fee was $130,070, which equated to 0.0302% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $172,722.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.0179% of the fund’s average daily net assets.

43

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $373 and is included in independent Trustees’ compensation for the year ended April 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,892 at April 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,303 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,303, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

44

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $340,784,217 and $32,427,867, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	49,461,026	$388,693,778	20,395,366	$154,629,646
Class B	77,594	609,407	477,037	3,605,501
Class C	9,820,551	77,185,019	3,618,275	27,460,261
	59,359,171	$466,488,204	24,490,678	$185,695,408
Shares issued to shareholders in reinvestment of distributions
Class A	904,064	$7,108,310	508,310	$3,863,636
Class B	11,574	90,655	18,827	142,856
Class C	112,349	883,955	48,033	365,399
	1,027,987	$8,082,920	575,170	$4,371,891
Shares reacquired
Class A	(17,297,759)	$(135,996,097)	(9,224,671)	$(69,784,320)
Class B	(664,012)	(5,180,504)	(498,845)	(3,775,538)
Class C	(1,632,438)	(12,840,734)	(798,173)	(6,038,785)
	(19,594,209)	$(154,017,335)	(10,521,689)	$(79,598,643)
Net change
Class A	33,067,331	$259,805,991	11,679,005	$88,708,962
Class B	(574,844)	(4,480,442)	(2,981)	(27,181)
Class C	8,300,462	65,228,240	2,868,135	21,786,875
	40,792,949	$320,553,789	14,544,159	$110,468,656

The sale of Class B shares of the fund has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee,

45

Notes to Financial Statements – continued

based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2010, the fund’s commitment fee and interest expense were $6,193 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,038,524	226,474,562	(217,943,421)	16,569,665

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$31,523	$16,569,665

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2010

47

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of the MFS Series Trust IX, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	4,062,401,289.196	73,221,190.484
Lawrence H. Cohn, M.D.	4,057,332,134.875	78,290,344.805
Maureen R. Goldfarb	4,075,685,101.274	59,937,378.406
David H. Gunning	4,069,345,498.404	66,276,981.275
William R. Gutow	4,061,317,289.863	74,305,189.817
Michael Hegarty	4,072,922,043.937	62,700,435.743
John P. Kavanaugh	4,078,112,235.900	57,510,243.780
Robert J. Manning	4,078,222,180.494	57,400,299.186
Robert C. Pozen	4,069,259,484.214	66,362,995.465
J. Dale Sherratt	4,060,964,007.363	74,658,472.317
Laurie J. Thomsen	4,075,707,109.115	59,915,370.565
Robert W. Uek	4,066,977,372.223	68,645,107.456

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold

53

Trustees and Officers – continued

annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

54

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

55

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.94% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

56

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Research Bond Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

4/30/10

RBF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	31.3%
U.S. Treasury Securities	19.8%
Mortgage-Backed Securities	13.8%
U.S. Government Agencies	7.4%
High Yield Corporates	6.9%
Commercial Mortgage-Backed Securities	6.6%
Emerging Markets Bonds	2.8%
Asset-Backed Securities	2.7%
Collateralized Debt Obligations	2.1%
Municipal Bonds	2.0%
Non-U.S. Government Bonds	1.5%
Floating Rate Loans	0.2%

Composition including fixed income credit quality (a)(i)
AAA	51.7%
AA	4.3%
A	9.0%
BBB	23.8%
BB	6.7%
B	0.8%
CCC	0.4%
CC (o)	0.0%
Other	3.3%

Portfolio facts (i)
Average Duration (d)	4.6
Average Effective Maturity (m)	6.9 yrs.

(a)	Included in the rating categories are: (1) debt securities and fixed income structured products which have long-term public ratings; (2) U.S. Government Securities (all of which are given AAA ratings); and (3) credit default swaps, if applicable, for which the underlying security has a long term public rating. U.S. Government Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. government agencies or U.S. government-sponsored entities. All rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Any equity securities are listed separately. The “Other” category includes cash, other assets, liabilities (including any derivative offsets), short-term and unrated debt securities. Ratings from Moody’s (e.g., Aaa) are shown in the S&P and Fitch scale (e.g. AAA). All ratings are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 4/30/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2010, Class A shares of the MFS Research Bond Fund (the “fund”) provided a total return of 20.30%, at net asset value. This compares with a return of 8.30% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Nonetheless, risky-asset valuation generally hit secular highs by the end of the period.

Management Review – continued

Factors Affecting Performance

Relative to the Barclays Capital U.S. Aggregate Bond Index, the fund’s greater exposure to “BBB” rated (r) securities was a key contributor to performance as this sector of the market was the best-performing credit quality tier within the index. This appears to have been driven by a continued recovery in risk appetite tied to an improving economy. The fund’s greater exposure to investment-grade corporate bonds in the banking and financial sectors were particularly beneficial to relative returns.

The fund’s higher exposure to commercial mortgage-backed securities also boosted relative performance. These securities significantly outperformed the benchmark over the reporting period due to improvements in the credit markets as well as increased clarity on the eligibility of these securities as collateral for certain Federal Reserve liquidity facilities.

A greater exposure to emerging markets debt was another area of relative strength. These securities outperformed the broader bond market amid signs that emerging market economies were poised to generate better economic growth relative to developed country debt.

Some of the fund’s U.S. Treasury holdings were among the top relative detractors. During the reporting period, Treasuries turned in weak performance relative to all other benchmark segments.

A lesser exposure to mortgage-backed securities, particularly to Federal National Mortgage Association (Fannie Mae) securities, also held back relative results.

Respectfully,

Joshua Marston	Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective December 31, 2009, Joshua Marston became a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/04/99	20.30%	5.34%	6.86%	N/A
B	12/29/00	19.34%	4.48%	N/A	5.33%
C	12/29/00	19.28%	4.45%	N/A	5.32%
I	1/04/99	20.47%	5.50%	7.02%	N/A
W	5/01/06	20.36%	N/A	N/A	6.59%
R1	4/01/05	19.28%	4.37%	N/A	4.50%
R2	10/31/03	19.90%	4.88%	N/A	4.64%
R3	4/01/05	20.20%	5.13%	N/A	5.27%
R4	4/01/05	20.61%	5.44%	N/A	5.58%
529A	7/31/02	20.23%	5.06%	N/A	5.57%
529B	7/31/02	19.17%	4.24%	N/A	4.76%
529C	7/31/02	19.30%	4.26%	N/A	4.77%
Comparative benchmark
Barclays Capital U.S. Aggregate Bond Index (f)		8.30%	5.38%	6.43%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		14.58%	4.32%	6.34%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		15.34%	4.14%	N/A	5.33%
C With CDSC (1% for 12 months) (x)		18.28%	4.45%	N/A	5.32%
529A With Initial Sales Charge (4.75%)		14.52%	4.05%	N/A	4.91%
529B With CDSC (Declining over six years from 4% to 0%) (x)		15.17%	3.90%	N/A	4.76%
529C With CDSC (1% for 12 months) (x)		18.30%	4.26%	N/A	4.77%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2009 through April 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/09	Ending Account Value 4/30/10	Expenses Paid During Period (p) 11/01/09-4/30/10
A	Actual	0.80%	$1,000.00	$1,047.98	$4.06
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
B	Actual	1.61%	$1,000.00	$1,042.74	$8.15
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
C	Actual	1.65%	$1,000.00	$1,042.53	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.61	$8.25
I	Actual	0.65%	$1,000.00	$1,047.73	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26
W	Actual	0.75%	$1,000.00	$1,047.21	$3.81
	Hypothetical (h)	0.75%	$1,000.00	$1,021.08	$3.76
R1	Actual	1.65%	$1,000.00	$1,042.52	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.61	$8.25
R2	Actual	1.15%	$1,000.00	$1,045.15	$5.83
	Hypothetical (h)	1.15%	$1,000.00	$1,019.09	$5.76
R3	Actual	0.90%	$1,000.00	$1,046.46	$4.57
	Hypothetical (h)	0.90%	$1,000.00	$1,020.33	$4.51
R4	Actual	0.65%	$1,000.00	$1,048.76	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26
529A	Actual	0.90%	$1,000.00	$1,046.50	$4.57
	Hypothetical (h)	0.90%	$1,000.00	$1,020.33	$4.51
529B	Actual	1.75%	$1,000.00	$1,042.01	$8.86
	Hypothetical (h)	1.75%	$1,000.00	$1,016.12	$8.75
529C	Actual	1.75%	$1,000.00	$1,043.04	$8.86
	Hypothetical (h)	1.75%	$1,000.00	$1,016.12	$8.75

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.9%
Issuer	Shares/Par	Value ($)

Aerospace - 0.2%
Bombardier, Inc., 7.75%, 2020 (z)	$6,000,000	$6,375,000

Airlines - 0.1%
American Airlines, Inc., 3.857%, 2010	$186,969	$186,969
Continental Airlines, Inc., 7.25%, 2019	1,650,000	1,765,500

		$1,952,469
Asset Backed & Securitized - 11.6%
Anthracite CDO III Ltd., 6.077%, 2039 (z)	$5,000,000	$500,000
Anthracite Ltd., “A” CDO, FRN, 0.621%, 2019 (z)	10,804,920	7,671,493
Anthracite Ltd., CDO, FRN, 1.113%, 2037 (z)	2,405,000	1,863,875
ARCap REIT, Inc., CDO, 6.1%, 2045 (z)	4,149,000	508,253
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (z)	2,354,000	217,745
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (z)	1,218,795	63,987
Bayview Commercial Asset Trust, FRN, 0.573%, 2035 (z)	799,652	643,672
Bayview Commercial Asset Trust, FRN, 2.15%, 2035 (i)(z)	27,131,944	1,329,465
Bayview Commercial Asset Trust, FRN, 2.257%, 2036 (i)(z)	20,096,415	1,071,139
Bayview Commercial Asset Trust, FRN, 0.533%, 2036 (z)	630,691	490,845
Bayview Commercial Asset Trust, FRN, 1.798%, 2036 (i)(z)	20,909,106	1,267,092
Bayview Commercial Asset Trust, FRN, 2.391%, 2036 (i)(z)	34,866,130	2,726,531
Bayview Commercial Asset Trust, FRN, 2.331%, 2036 (i)(z)	16,766,659	1,234,026
Bayview Commercial Asset Trust, FRN, 2.47%, 2037 (i)(z)	38,145,488	3,082,155
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.257%, 2036 (i)(z)	13,549,414	728,958
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	1,090,118	1,077,426
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	1,500,000	1,315,092
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	3,976,000	3,873,237
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.865%, 2040 (z)	3,910,263	1,417,470
Brascan Real Estate, CDO, FRN, 1.905%, 2040 (z)	418,000	20,900
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	8,552,149	8,252,824
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	15,744,017	15,291,731
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.399%, 2044	400,000	389,029
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.399%, 2044	5,890,000	6,242,064
Commercial Mortgage Asset Trust, FRN, 1.092%, 2032 (i)(z)	3,053,420	80,664

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	$6,586,305	$6,426,787
Commercial Mortgage Pass-Through Certificates, FRN, 0.444%, 2017 (n)	1,500,000	1,392,253
Compagnie de Financement Foncier, 2.125%, 2013 (z)	5,800,000	5,839,254
Countrywide Asset-Backed Certificates, FRN, 5.43%, 2036	1,080,243	785,812
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	3,720,000	2,546,786
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	7,531,000	7,438,357
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	5,264,862	4,407,681
Credit-Based Asset Servicing & Securitization LLC, 5.737%, 2037	1,920,000	866,706
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	1,970,634	1,934,327
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.499%, 2037	2,300,000	1,029,073
Crest G-Star, CDO, 6.95%, 2032 (z)	6,526,000	4,568,200
Crest Ltd., “A1” CDO, FRN, 0.768%, 2018 (z)	8,061,559	5,965,554
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	2,474,707	2,004,513
Crest Ltd., “B”, CDO, FRN, 1.674%, 2035 (z)	6,377,000	5,611,760
CWCapital LLC, 5.223%, 2048	6,335,000	6,216,305
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	1,301,282	1,349,544
DLJ Commercial Mortgage Corp., 7.95%, 2033	1,000,000	1,027,463
E*TRADE RV & Marine Trust, 3.62%, 2018	481,521	483,552
Falcon Franchise Loan LLC, FRN, 3.388%, 2023 (i)(z)	301,804	15,211
Falcon Franchise Loan LLC, FRN, 3.969%, 2025 (i)(z)	6,739,888	237,244
First Union National Bank Commercial Mortgage Trust, FRN, 1.156%, 2043 (i)(n)	25,361,306	125,807
First Union-Lehman Brothers Bank of America, FRN, 0.577%, 2035 (i)	7,075,831	132,189
Ford Credit Auto Lease Trust, 1.04%, 2013 (n)	15,645,000	15,638,709
GE Capital Commercial Mortgage Corp., 6.269%, 2035	2,042,000	2,169,206
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036 (q)	3,270,069	1,767,302
Gramercy Real Estate Ltd., CDO, FRN, 0.636%, 2035 (z)	1,220,942	915,706
HSBC Credit Card Master Note Trust, FRN, 0.804%, 2013	11,749,000	11,738,901
IMPAC CMB Trust, FRN, 1.002%, 2034	251,092	195,302
IMPAC CMB Trust, FRN, 1.182%, 2034	125,546	70,869
IMPAC Secured Assets Corp., FRN, 0.613%, 2036	1,070,411	905,471
JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, 2046	2,195,695	2,291,167
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	7,928,157	7,642,934
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.548%, 2042 (n)	4,180,000	1,524,398

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	$11,798,000	$11,961,556
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.006%, 2049	10,140,000	10,550,900
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.006%, 2049	7,437,193	7,307,847
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.188%, 2051	11,321,185	11,626,743
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	2,100,000	1,736,416
KKR Financial CLO Ltd., “C”, FRN, 1.7%, 2021 (n)	7,023,814	4,934,229
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.51%, 2035 (i)	2,949,037	161,197
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040 (z)	5,024,000	4,735,120
Merrill Lynch Mortgage Investors, Inc., FRN, 5.45%, 2037 (q)	2,534,496	726,009
Merrill Lynch Mortgage Trust, FRN, 6.02%, 2050	8,120,000	2,450,160
Merrill Lynch Mortgage Trust, FRN, “A3”, 6.02%, 2050	8,250,000	8,419,110
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	12,897,000	12,740,927
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	6,810,000	6,621,041
Morgan Stanley Capital I, Inc., FRN, 1.804%, 2031 (i)(z)	1,887,342	38,291
Mortgage Capital Funding, Inc., FRN, 1.97%, 2031 (i)	222,910	99
Nationslink Funding Corp., FRN, 1.339%, 2030 (i)	956,197	30,651
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	155,336	154,316
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,280,000	517,304
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	1,543,436	1,024,940
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	709,309	705,417
Preferred Term Securities XIX Ltd., CDO, FRN, 0.607%, 2035 (z)	7,743,666	4,684,918
Prudential Securities Secured Financing Corp., FRN, 6.855%, 2013 (z)	1,905,000	2,009,890
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	4,852,000	4,664,679
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	8,795,000	2,899,842
Salomon Brothers Mortgage Securities, Inc., FRN, 6.953%, 2032 (z)	3,262,500	3,428,876
Structured Asset Securities Corp., FRN, 4.67%, 2035	1,349,294	1,309,626
Structured Asset Securities Corp., FRN, 0.502%, 2035	446,114	422,711
Swift Master Auto Receivables Trust, 0.904%, 2012	9,776,000	9,737,195
Thornburg Mortgage Securities Trust, FRN, 0.943%, 2043	42,387	39,858
Wachovia Bank Commercial Mortgage Trust, 5.275%, 2048	1,900,000	1,952,034
Wachovia Bank Commercial Mortgage Trust, FRN, 6.099%, 2051	8,491,279	8,348,484

		$292,564,402

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - 0.1%
Nissan Motor Acceptance Corp., 5.625%, 2011 (n)	$1,925,000	$1,996,712

Broadcasting - 0.6%
CBS Corp., 5.75%, 2020	$8,330,000	$8,655,420
Inmarsat Finance PLC, 7.375%, 2017 (n)	5,705,000	5,947,463
News America, Inc., 8.5%, 2025	120,000	146,240

		$14,749,123
Brokerage & Asset Managers - 0.4%
INVESCO PLC, 5.625%, 2012	$4,255,000	$4,450,185
TD AMERITRADE Holding Corp., 5.6%, 2019	5,512,000	5,635,381

		$10,085,566
Building - 0.1%
CRH America, Inc., 6.95%, 2012	$1,250,000	$1,357,520

Cable TV - 1.9%
Comcast Cable Communications LLC, 6.75%, 2011	$4,000	$4,166
Comcast Corp., 5.45%, 2010	300,000	306,788
Cox Communications, Inc., 4.625%, 2013	600,000	638,060
Cox Communications, Inc., 9.375%, 2019 (z)	10,194,000	13,147,538
DIRECTV Holdings LLC, 7.625%, 2016	7,919,000	8,839,584
DIRECTV Holdings LLC, 5.2%, 2020 (n)	6,220,000	6,271,651
TCI Communications, Inc., 9.8%, 2012	1,703,000	1,925,936
Time Warner Cable, Inc., 5%, 2020	10,340,000	10,330,518
Time Warner Entertainment Co. LP, 8.375%, 2033	5,117,000	6,329,708

		$47,793,949
Chemicals - 0.9%
Ashland, Inc., 9.125%, 2017 (n)	$4,820,000	$5,494,800
Dow Chemical Co., 8.55%, 2019	5,150,000	6,292,873
Dow Chemical Co., 9.4%, 2039	3,264,000	4,503,690
Nalco Co., 8.25%, 2017 (n)	5,500,000	5,898,750

		$22,190,113
Conglomerates - 0.0%
Kennametal, Inc., 7.2%, 2012	$525,000	$554,472

Consumer Products - 0.4%
Hasbro, Inc., 6.35%, 2040	$3,490,000	$3,594,222
Newell Rubbermaid, Inc., 5.5%, 2013	5,547,000	5,907,350

		$9,501,572

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - 0.4%
Western Union Co., 5.4%, 2011	$9,060,000	$9,609,833

Containers - 0.5%
Greif, Inc., 7.75%, 2019	$5,615,000	$5,909,788
Owens-Illinois, Inc., 7.375%, 2016	5,710,000	6,052,600

		$11,962,388
Defense Electronics - 0.9%
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	$7,306,000	$7,802,640
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	2,705,000	3,013,156
L-3 Communications Corp., 5.875%, 2015	10,867,000	11,030,005

		$21,845,801
Electronics - 0.3%
Tyco Electronics Group S.A., 6.55%, 2017	$5,330,000	$5,971,876
Tyco Electronics Group S.A., 7.125%, 2037	2,710,000	3,046,395

		$9,018,271
Emerging Market Quasi-Sovereign - 0.8%
Gaz Capital S.A., 8.125%, 2014 (n)	$4,491,000	$4,956,941
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	4,766,000	6,005,160
KazMunaiGaz Finance B.V., 7%, 2020 (z)	273,000	277,778
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	5,455,000	6,382,350
Qtel International Finance Ltd., 7.875%, 2019 (n)	1,784,000	2,060,308

		$19,682,537
Energy - Independent - 0.6%
Anadarko Petroleum Corp., 6.95%, 2019	$4,110,000	$4,758,981
Apache Corp., 7.375%, 2047	37,000	45,850
Pioneer Natural Resources Co., 6.65%, 2017	4,730,000	4,870,680
Questar Market Resources, Inc., 6.8%, 2020	5,158,000	5,359,461

		$15,034,972
Energy - Integrated - 0.7%
Petro-Canada, 6.05%, 2018	$7,280,000	$8,027,467
TNK-BP Finance S.A., 6.25%, 2015 (n)	1,436,000	1,493,440
TNK-BP Finance S.A., 7.25%, 2020 (n)	6,874,000	7,080,220

		$16,601,127
Entertainment - 0.0%
Time Warner, Inc., 6.875%, 2012	$100,000	$110,043

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - 0.9%
General Electric Capital Corp., 5.5%, 2020	$9,060,000	$9,440,384
GMAC, Inc., 8.3%, 2015 (z)	4,265,000	4,451,594
Household Finance Corp., 7%, 2012	170,000	185,881
HSBC Finance Corp., 6.75%, 2011	20,000	21,050
International Lease Finance Corp., 6.375%, 2013	5,431,000	5,228,315
International Lease Finance Corp., 5.875%, 2013	987,000	931,909
International Lease Finance Corp., 8.75%, 2017 (n)	2,295,000	2,277,788

		$22,536,921
Food & Beverages - 1.3%
Anheuser-Busch InBev, 7.75%, 2019 (n)	$13,379,000	$16,103,446
Del Monte Foods Co., 7.5%, 2019 (n)	475,000	501,719
Kraft Foods, Inc., 6.5%, 2040	6,000,000	6,457,026
Miller Brewing Co., 5.5%, 2013 (n)	9,295,000	10,139,804

		$33,201,995
Forest & Paper Products - 0.4%
Fibria Overseas Finance Ltd., 7.5%, 2020 (z)	$3,595,000	$3,605,785
Georgia-Pacific Corp., 7.125%, 2017 (n)	5,825,000	6,145,375

		$9,751,160
Gaming & Lodging - 0.4%
Wyndham Worldwide Corp., 6%, 2016	$7,828,000	$7,795,302
Wyndham Worldwide Corp., 7.375%, 2020	3,010,000	3,108,108

		$10,903,410
Insurance - 1.0%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$6,333,000	$5,464,936
MetLife, Inc., 5.375%, 2012	300,000	324,558
Metropolitan Life Global Funding, 5.125%, 2013 (n)	6,580,000	7,079,560
Metropolitan Life Global Funding, 5.125%, 2014 (n)	2,570,000	2,780,144
Unum Group, 7.125%, 2016	2,220,000	2,438,919
UnumProvident Corp., 6.85%, 2015 (n)	7,413,000	7,997,285

		$26,085,402
Insurance - Health - 0.6%
Humana, Inc., 7.2%, 2018	$6,010,000	$6,629,511
Unitedhealth Group, Inc., 4.875%, 2013	9,117,000	9,768,127

		$16,397,638
Insurance - Property & Casualty - 1.1%
AXIS Capital Holdings Ltd., 5.75%, 2014	$14,625,000	$15,408,768
PartnerRe Ltd., 5.5%, 2020	2,668,000	2,686,132

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	$2,405,000	$2,320,825
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	432,000	412,724
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	6,524,000	6,246,730

		$27,075,179
International Market Quasi-Sovereign - 1.5%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$4,730,000	$4,821,615
FIH Erhvervsbank A.S., 1.75%, 2012 (z)	3,821,000	3,832,837
ING Bank N.V., 3.9%, 2014 (n)	6,800,000	7,202,390
NIBC Bank N.V., 2.8%, 2014 (z)	4,940,000	4,950,488
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	8,520,000	8,713,626
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	7,905,000	8,215,999

		$37,736,955
Local Authorities - 0.3%
California (Build America Bonds), 7.625%, 2040	$2,400,000	$2,667,000
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039	3,350,000	3,918,361

		$6,585,361
Machinery & Tools - 0.2%
Case New Holland, Inc., 7.75%, 2013 (n)	$4,553,000	$4,792,033

Major Banks - 6.1%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$2,060,000	$1,508,950
Bank of America Corp., 5.65%, 2018	21,590,000	21,852,189
Bank of America Corp., 8% to 2018, FRN to 2049	3,357,000	3,379,391
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	6,500,000	6,110,000
Credit Suisse (USA), Inc., 6%, 2018	9,110,000	9,737,023
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	2,833,000	2,939,238
Goldman Sachs Group, Inc., 5.625%, 2017	4,693,000	4,633,380
Goldman Sachs Group, Inc., 7.5%, 2019	5,607,000	6,225,486
Goldman Sachs Group, Inc., 5.375%, 2020	12,010,000	11,665,685
JPMorgan Chase & Co., 6%, 2017	5,000,000	5,365,890
JPMorgan Chase Bank N.A., 5.875%, 2016	4,250,000	4,580,178
JPMorgan Chase Capital XXVII, 7%, 2039	5,910,000	6,075,616
Macquarie Group Ltd., 6%, 2020 (n)	6,942,000	7,089,052
Merrill Lynch & Co., Inc., 6.15%, 2013	9,520,000	10,301,725
Merrill Lynch & Co., Inc., 6.05%, 2016	6,749,000	6,982,185
Morgan Stanley, 5.75%, 2016	7,752,000	8,205,538
Morgan Stanley, 6.625%, 2018	10,150,000	10,761,517
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	4,015,000	3,989,368

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
PNC Funding Corp., 5.625%, 2017	$12,270,000	$12,735,597
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	2,483,000	2,439,548
Wachovia Corp., 7.8%, 2010	250,000	254,949
Wachovia Corp., 6.605%, 2025	2,393,000	2,445,696
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	4,170,000	4,399,350
Wells Fargo Bank NA, 6.45%, 2011	200,000	208,323

		$153,885,874
Medical & Health Technology & Services - 1.1%
Fisher Scientific International, Inc., 6.125%, 2015	$11,945,000	$12,392,938
HCA, Inc., 7.875%, 2020 (z)	6,430,000	6,920,288
Hospira, Inc., 5.55%, 2012	3,720,000	3,985,042
Hospira, Inc., 6.05%, 2017	3,920,000	4,300,103

		$27,598,371
Metals & Mining - 1.6%
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	$12,080,000	$13,152,100
International Steel Group, Inc., 6.5%, 2014	8,404,000	9,242,509
Peabody Energy Corp., 5.875%, 2016	5,520,000	5,492,400
Peabody Energy Corp., “B”, 6.875%, 2013	5,000	5,062
Southern Copper Corp., 6.75%, 2040	6,277,000	6,326,745
Vale Overseas Ltd., 6.875%, 2039	6,913,000	7,253,223

		$41,472,039
Mortgage Backed - 13.8%
Fannie Mae, 6.022%, 2010	$9,400,000	$9,643,242
Fannie Mae, 4.506%, 2011	1,429,790	1,458,897
Fannie Mae, 4.55%, 2011	2,268,124	2,325,844
Fannie Mae, 4.79%, 2012	120,225	125,597
Fannie Mae, 4.86%, 2012 - 2014	3,571,961	3,780,301
Fannie Mae, 5.12%, 2012	1,860,444	1,969,097
Fannie Mae, 4.518%, 2013	1,068,410	1,127,960
Fannie Mae, 4.542%, 2013	2,291,633	2,428,015
Fannie Mae, 4.845%, 2013	2,567,821	2,745,254
Fannie Mae, 5.37%, 2013	1,115,668	1,189,187
Fannie Mae, 4.61%, 2014	1,474,377	1,572,334
Fannie Mae, 4.62%, 2014 - 2015	4,368,642	4,681,641
Fannie Mae, 4.77%, 2014	1,781,689	1,910,882
Fannie Mae, 4.839%, 2014	4,043,863	4,333,479
Fannie Mae, 5.05%, 2014	1,217,541	1,315,478
Fannie Mae, 5.412%, 2014	2,547,611	2,781,561
Fannie Mae, 4.53%, 2015	1,191,061	1,261,617
Fannie Mae, 4.56%, 2015	23,085	24,517

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 4.6%, 2015	$1,906,574	$2,025,186
Fannie Mae, 4.665%, 2015	1,205,465	1,286,199
Fannie Mae, 4.7%, 2015	28,829	30,742
Fannie Mae, 4.78%, 2015	2,623,513	2,806,600
Fannie Mae, 4.815%, 2015	1,863,000	1,997,083
Fannie Mae, 4.85%, 2015	1,451,243	1,559,005
Fannie Mae, 4.87%, 2015	1,222,331	1,312,247
Fannie Mae, 4.89%, 2015	379,909	408,301
Fannie Mae, 4.922%, 2015	4,721,529	5,088,654
Fannie Mae, 4.94%, 2015	2,616,000	2,772,762
Fannie Mae, 5%, 2016 - 2027	5,961,614	6,250,813
Fannie Mae, 5.09%, 2016	2,849,306	3,089,107
Fannie Mae, 5.395%, 2016	2,443,037	2,684,339
Fannie Mae, 5.424%, 2016	5,356,518	5,898,015
Fannie Mae, 5.5%, 2016 - 2039	94,787,805	100,278,333
Fannie Mae, 5.93%, 2016	1,288,181	1,448,785
Fannie Mae, 4.99%, 2017	4,559,217	4,909,649
Fannie Mae, 5.28%, 2017	2,704,594	2,955,102
Fannie Mae, 5.54%, 2017	1,502,601	1,662,329
Fannie Mae, 4.88%, 2020	840,446	895,664
Fannie Mae, 5.19%, 2020	2,893,001	3,082,843
Fannie Mae, 5.35%, 2023	2,069,662	2,206,612
Fannie Mae, 6%, 2029 - 2038	22,156,202	23,593,246
Fannie Mae, 6.5%, 2031 - 2033	791,772	875,623
Freddie Mac, 4.5%, 2015 - 2028	7,727,159	7,974,431
Freddie Mac, 5%, 2016 - 2028	11,157,663	11,628,008
Freddie Mac, 5.5%, 2017 - 2037	35,446,134	37,571,005
Freddie Mac, 4.251%, 2020	4,741,000	4,815,763
Freddie Mac, 4%, 2024	53,585	53,587
Freddie Mac, 6%, 2033 - 2038	16,325,197	17,597,734
Ginnie Mae, 4%, 2032	1,450,810	1,489,290
Ginnie Mae, 6%, 2034 - 2038	15,633,352	16,811,921
Ginnie Mae, 5.5%, 2038 - 2039	23,224,141	24,673,959

		$346,407,840
Municipals - 1.9%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$17,995,000	$20,922,067
Massachusetts Bay Transportation Authority Sales Tax Rev., 5%, 2031	7,970,000	8,893,404

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Municipals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	$15,335,000	$18,822,026

		$48,637,497
Natural Gas - Pipeline - 1.8%
CenterPoint Energy, Inc., 7.875%, 2013	$11,585,000	$13,287,995
El Paso Pipeline Partners LP, 6.5%, 2020	2,700,000	2,787,116
Enterprise Products Operating LP, 5.65%, 2013	1,802,000	1,949,400
Enterprise Products Partners LP, 6.3%, 2017	7,590,000	8,511,714
Kinder Morgan Energy Partners LP, 6.75%, 2011	110,000	115,116
Kinder Morgan Energy Partners LP, 6%, 2017	7,542,000	8,271,734
Spectra Energy Capital LLC, 8%, 2019	8,284,000	10,008,638

		$44,931,713
Network & Telecom - 2.1%
CenturyTel, Inc., 7.6%, 2039	$7,550,000	$7,351,224
Telecom Italia Capital, 7.175%, 2019	8,691,000	9,475,284
Telefonica Emisiones S.A.U., 2.582%, 2013	9,050,000	9,073,955
Telemar Norte Leste S.A., 9.5%, 2019 (n)	4,492,000	5,345,480
Verizon New York, Inc., 6.875%, 2012	14,320,000	15,568,690
Windstream Corp., 8.625%, 2016	6,080,000	6,224,400

		$53,039,033
Oil Services - 0.3%
Smith International, Inc., 9.75%, 2019	$5,750,000	$7,814,106

Other Banks & Diversified Financials - 3.0%
Banco Santander (Brasil) S.A., 4.5%, 2015 (n)	$5,663,000	$5,493,110
Capital One Financial Corp., 6.15%, 2016	6,690,000	7,130,811
Capital One Financial Corp., 8.8%, 2019	4,260,000	5,223,812
Citigroup, Inc., 6.125%, 2018	11,130,000	11,541,432
Citigroup, Inc., 8.5%, 2019	8,594,000	10,145,458
Citigroup, Inc., 8.125%, 2039	3,360,000	4,004,273
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	5,404,000	6,497,770
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020 (z)	4,932,000	5,004,722
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	1,161,000	1,072,117
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	6,801,000	6,760,208
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	6,530,000	6,007,600
UFJ Finance Aruba AEC, 6.75%, 2013	980,000	1,099,546
VTB Capital S.A., 6.465%, 2015 (n)	4,879,000	4,939,988

		$74,920,847

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Pollution Control - 0.4%
Allied Waste North America, Inc., 6.875%, 2017	$9,660,000	$10,650,150

Precious Metals & Minerals - 0.5%
Teck Resources Ltd., 10.25%, 2016	$6,200,000	$7,471,000
Teck Resources Ltd., 6.125%, 2035	5,330,000	5,356,650

		$12,827,650
Printing & Publishing - 0.1%
Pearson PLC, 5.5%, 2013 (n)	$3,090,000	$3,306,665

Real Estate - 2.2%
HRPT Properties Trust, REIT, 6.25%, 2016	$9,514,000	$9,679,639
Kimco Realty Corp., REIT, 6%, 2012	2,846,000	3,096,491
Kimco Realty Corp., REIT, 5.783%, 2016	7,684,000	8,167,861
Liberty Property LP, REIT, 5.5%, 2016	8,890,000	9,104,151
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	2,080,000	2,123,564
ProLogis, REIT, 5.75%, 2016	2,407,000	2,392,045
Simon Property Group, Inc., REIT, 10.35%, 2019	9,690,000	12,556,602
Vornado Realty Trust, REIT, 4.75%, 2010	798,000	810,849
WEA Finance LLC, REIT, 6.75%, 2019 (n)	6,948,000	7,783,712

		$55,714,914
Restaurants - 0.3%
YUM! Brands, Inc., 8.875%, 2011	$7,093,000	$7,561,769

Retailers - 0.4%
Wesfarmers Ltd., 6.998%, 2013 (n)	$9,110,000	$9,992,887

Specialty Stores - 0.7%
Advance Auto Parts, Inc., 5.75%, 2020	$9,047,000	$9,211,945
Best Buy Co., Inc., 6.75%, 2013	6,570,000	7,350,582

		$16,562,527
Supermarkets - 0.3%
Delhaize America, Inc., 9%, 2031	$5,191,000	$6,897,318

Telecommunications - Wireless - 0.3%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$7,264,000	$7,721,755

Tobacco - 1.4%
Altria Group, Inc., 9.7%, 2018	$5,200,000	$6,539,473
Altria Group, Inc., 9.25%, 2019	2,660,000	3,285,850

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Tobacco - continued
Altria Group, Inc., 9.95%, 2038	$4,610,000	$6,243,231
Lorillard Tobacco Co., 8.125%, 2019	4,200,000	4,738,150
Lorillard Tobacco Co., 6.875%, 2020	4,760,000	4,892,590
Reynolds American, Inc., 7.25%, 2012	125,000	136,470
Reynolds American, Inc., 6.75%, 2017	10,032,000	10,825,551

		$36,661,315
Transportation - Services - 0.5%
Erac USA Finance Co., 7%, 2037 (n)	$11,330,000	$12,081,802

U.S. Government Agencies and Equivalents - 7.4%
Bank of America Corp., FRN, 0.651%, 2012 (m)	$11,928,000	$12,025,857
Citigroup, Inc., FRN, 0.668%, 2012 (m)	30,444,000	30,665,145
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	2,332,000	2,234,779
General Electric Capital Corp., FRN, 0.325%, 2012 (m)	15,378,000	15,359,700
Goldman Sachs Group, Inc., FRN, 0.457%, 2012 (m)	5,866,000	5,890,708
JPMorgan Chase & Co., FRN, 0.535%, 2012 (m)	30,444,000	30,633,362
Morgan Stanley, FRN, 0.621%, 2012 (m)	31,178,000	31,406,005
PNC Funding Corp., FRN, 0.491%, 2012 (m)	15,003,000	15,058,616
Small Business Administration, 5.94%, 2016	485,444	521,483
Small Business Administration, 5.37%, 2016	491,383	524,029
Small Business Administration, 6.35%, 2021	23,156	25,133
Small Business Administration, 6.34%, 2021	37,872	41,081
Small Business Administration, 6.44%, 2021	36,583	39,773
Small Business Administration, 5.34%, 2021	210,173	224,043
Small Business Administration, 6.07%, 2022	138,427	149,931
Small Business Administration, 4.35%, 2023	1,127,335	1,179,586
Small Business Administration, 4.98%, 2023	1,721,715	1,812,000
Small Business Administration, 4.89%, 2023	1,540,379	1,645,649
Small Business Administration, 4.93%, 2024	1,973,614	2,090,733
Small Business Administration, 4.34%, 2024	1,750,182	1,821,879
Small Business Administration, 5.18%, 2024	1,708,472	1,817,184
Small Business Administration, 5.52%, 2024	2,259,471	2,416,022
Small Business Administration, 5.19%, 2024	2,276,770	2,432,258
Small Business Administration, 4.86%, 2024	1,447,249	1,531,311
Small Business Administration, 4.57%, 2025	2,467,083	2,591,288
Small Business Administration, 4.76%, 2025	7,237,153	7,645,210
Small Business Administration, 5.39%, 2025	804,148	866,175
Small Business Administration, 5.35%, 2026	4,417,298	4,763,743
Wells Fargo & Co., FRN, 0.477%, 2012 (m)	7,795,000	7,832,276

		$185,244,959

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - 19.6%
U.S. Treasury Bonds, 2.375%, 2010	$46,840,000	$47,167,505
U.S. Treasury Bonds, 6.25%, 2023	4,506,000	5,511,401
U.S. Treasury Bonds, 6%, 2026	840,000	1,011,806
U.S. Treasury Bonds, 5.25%, 2029	13,008,000	14,503,920
U.S. Treasury Bonds, 4.5%, 2036	2,640,000	2,654,024
U.S. Treasury Bonds, 5%, 2037	32,828,000	35,587,587
U.S. Treasury Bonds, 4.5%, 2039	7,195,000	7,159,025
U.S. Treasury Notes, 5.125%, 2011	67,754,000	71,374,638
U.S. Treasury Notes, 1.375%, 2012	34,350,000	34,662,654
U.S. Treasury Notes, 3.125%, 2013	56,625,000	59,274,880
U.S. Treasury Notes, 1.875%, 2014	45,973,000	45,735,963
U.S. Treasury Notes, 5.125%, 2016	6,351,000	7,182,587
U.S. Treasury Notes, 3.75%, 2018	136,133,000	139,057,681
U.S. Treasury Notes, TIPS, 2%, 2014	5,111,934	5,474,963
U.S. Treasury Notes, TIPS, 1.625%, 2015	5,393,995	5,694,457
U.S. Treasury Notes, TIPS, 2%, 2016	9,555,175	10,300,182

		$492,353,273
Utilities - Electric Power - 1.9%
AES Corp., 8%, 2017	$4,815,000	$4,959,450
Beaver Valley Funding Corp., 9%, 2017	150,000	165,102
CenterPoint Energy, Inc., 5.95%, 2017	3,300,000	3,475,072
Dubai Electricity & Water Authority, 8.5%, 2015 (z)	2,147,000	2,213,003
Duke Energy Corp., 5.65%, 2013	7,610,000	8,349,601
EDP Finance B.V., 6%, 2018 (n)	6,760,000	6,775,413
Enel Finance International S.A., 6%, 2039 (z)	7,412,000	6,975,226
MidAmerican Energy Holdings Co., 5.875%, 2012	1,182,000	1,294,083
NiSource Finance Corp., 7.875%, 2010	6,503,000	6,733,720
NRG Energy, Inc., 7.375%, 2016	1,570,000	1,554,300
System Energy Resources, Inc., 5.129%, 2014 (z)	414,695	426,626
TECO Energy, Inc., 5.15%, 2020	3,960,000	3,962,471

		$46,884,067
Total Bonds (Identified Cost, $2,355,339,813)		$2,411,220,295

Floating Rate Loans (g)(r) - 0.2%
Automotive - 0.2%
Ford Motor Co., Term Loan, 3.28%, 2013 (Identified Cost, $4,122,657)	$4,455,625	$4,295,503

Portfolio of Investments – continued

Money Market Funds (v) - 2.1%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	52,816,274	$52,816,274
Total Investments (Identified Cost, $2,412,278,744)		$2,468,332,072

Other Assets, Less Liabilities - 1.8%		45,184,720
Net Assets - 100.0%		$2,513,516,792

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $284,477,138, representing 11.32% of net assets.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, 6.1%, 2045	12/07/06	$4,242,232	$508,253
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045	9/21/04	2,218,304	217,745
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045	3/11/05-12/30/08	1,093,862	63,987
Anthracite CDO III Ltd., 6.077%, 2039	10/25/06	4,998,335	500,000
Anthracite Ltd., “A” CDO, FRN, 0.621%, 2019	1/15/10-3/04/10	7,595,613	7,671,493
Anthracite Ltd., CDO, FRN, 1.113%, 2037	2/24/10	1,861,882	1,863,875
Bayview Commercial Asset Trust, FRN, 0.573%, 2035	6/09/05	799,652	643,672
Bayview Commercial Asset Trust, FRN, 2.15%, 2035	10/06/05	2,119,303	1,329,465
Bayview Commercial Asset Trust, FRN, 2.257%, 2036	2/28/06	1,804,539	1,071,139
Bayview Commercial Asset Trust, FRN, 0.533%, 2036	2/23/06	630,691	490,845

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Bayview Commercial Asset Trust, FRN, 1.798%, 2036	5/16/06-5/29/09	$1,587,789	$1,267,092
Bayview Commercial Asset Trust, FRN, 2.391%, 2036	9/11/06	4,669,996	2,726,531
Bayview Commercial Asset Trust, FRN, 2.331%, 2036	10/25/06	2,262,145	1,234,026
Bayview Commercial Asset Trust, FRN, 2.47%, 2037	1/26/07-5/29/09	4,352,435	3,082,155
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.257%, 2036	3/29/06	1,364,053	728,958
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.865%, 2040	3/01/06	3,910,263	1,417,470
Bombardier, Inc., 7.75%, 2020	3/15/10	6,017,518	6,375,000
Brascan Real Estate, CDO, FRN, 1.905%, 2040	9/14/04	418,000	20,900
Capital Trust Realty Ltd., CDO, 5.16%, 2035	4/07/06-3/04/10	8,254,728	8,252,824
Commercial Mortgage Asset Trust, FRN, 1.092%, 2032	8/25/03	89,710	80,664
Compagnie de Financement Foncier, 2.125%, 2013	4/15/10	5,791,196	5,839,254
Cox Communications, Inc., 9.375%, 2019	1/07/10-1/15/10	13,083,835	13,147,538
Crest G-Star, CDO, 6.95%, 2032	9/13/05	6,944,935	4,568,200
Crest Ltd., “A1” CDO, FRN, 0.768%, 2018	1/21/10-3/04/10	6,023,385	5,965,554
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	1,985,918	2,004,513
Crest Ltd., “B”, CDO, FRN, 1.674%, 2035	1/12/10-3/01/10	5,291,512	5,611,760
Dubai Electricity & Water Authority, 8.5%, 2015	4/15/10	2,147,000	2,213,003
Enel Finance International S.A., 6%, 2039	3/26/10	7,071,021	6,975,226
FIH Erhvervsbank A.S., 1.75%, 2012	12/02/09	3,812,206	3,832,837
Falcon Franchise Loan LLC, FRN, 3.388%, 2023	1/18/02	15,919	15,211
Falcon Franchise Loan LLC, FRN, 3.969%, 2025	1/29/03	687,427	237,244
Fibria Overseas Finance Ltd., 7.5%, 2020	4/29/10-4/30/10	3,607,084	3,605,785
GMAC, Inc., 8.3%, 2015	2/09/10-2/23/10	4,286,348	4,451,594
Gramercy Real Estate Ltd., CDO, FRN, 0.636%, 2035	6/21/05-1/18/07	1,220,966	915,706
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020	4/15/10	4,932,000	5,004,722
HCA, Inc., 7.875%, 2020	7/29/09-7/30/09	6,336,900	6,920,288
KazMunaiGaz Finance B.V., 7%, 2020	4/28/10	268,203	277,778
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040	3/10/10	4,723,034	4,735,120
Morgan Stanley Capital I, Inc., FRN, 1.804%, 2031	6/10/03	61,888	38,291
NIBC Bank N.V., 2.8%, 2014	11/24/09	4,930,062	4,950,488

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Preferred Term Securities XIX Ltd., CDO, FRN, 0.607%, 2035	9/08/05-5/29/09	$7,675,237	$4,684,918
Prudential Securities Secured Financing Corp., FRN, 6.855%, 2013	12/06/04-5/29/09	1,988,717	2,009,890
Salomon Brothers Mortgage Securities, Inc., FRN, 6.953%, 2032	1/07/05	3,693,070	3,428,876
System Energy Resources, Inc., 5.129%, 2014	4/16/04	414,695	426,626
Total Restricted Securities			$131,406,516
% of Net Assets			5.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,359,462,470)	$2,415,515,798
Underlying funds, at cost and value	52,816,274
Total investments, at value (identified cost, $2,412,278,744)	$2,468,332,072
Cash	44,538
Receivables for
Investments sold	29,806,616
Fund shares sold	5,719,572
Interest and dividends	25,583,223
Other assets	18,851
Total assets	$2,529,504,872
Liabilities
Payables for
Distributions	$2,626,459
Investments purchased	9,715,984
Fund shares reacquired	2,827,355
Payable to affiliates
Investment adviser	68,583
Shareholder servicing costs	572,079
Distribution and service fees	26,517
Administrative services fee	1,897
Program manager fees	23
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	149,170
Total liabilities	$15,988,080
Net assets	$2,513,516,792
Net assets consist of
Paid-in capital	$2,585,702,110
Unrealized appreciation (depreciation) on investments	56,053,328
Accumulated net realized gain (loss) on investments	(126,036,755)
Accumulated distributions in excess of net investment income	(2,201,891)
Net assets	$2,513,516,792
Shares of beneficial interest outstanding	244,031,163

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$918,742,420	89,225,288	$10.30
Class B	45,472,272	4,409,102	10.31
Class C	141,966,354	13,766,925	10.31
Class I	1,291,880,540	125,413,863	10.30
Class W	9,581,688	930,189	10.30
Class R1	2,984,723	289,379	10.31
Class R2	41,091,529	3,993,639	10.29
Class R3	31,165,388	3,027,531	10.29
Class R4	26,315,450	2,555,865	10.30
Class 529A	2,065,810	201,075	10.27
Class 529B	700,161	67,885	10.31
Class 529C	1,550,457	150,422	10.31

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $10.81 [100 / 95.25 x $10.30 and $10.78 [100 / 95.25 x $10.27], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$114,017,207
Dividends from underlying funds	91,124
Foreign taxes withheld	(17,709)
Total investment income	$114,090,622
Expenses
Management fee	$10,962,167
Distribution and service fees	4,126,974
Program manager fees	3,972
Shareholder servicing costs	2,512,598
Administrative services fee	359,242
Independent Trustees’ compensation	63,481
Custodian fee	250,438
Shareholder communications	46,017
Auditing fees	63,962
Legal fees	45,943
Miscellaneous	344,614
Total expenses	$18,779,408
Fees paid indirectly	(9)
Reduction of expenses by investment adviser and distributor	(1,527,370)
Net expenses	$17,252,029
Net investment income	$96,838,593
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$54,266,882
Futures contracts	(124,004)
Swap transactions	(1,488,700)
Net realized gain (loss) on investments	$52,654,178
Change in unrealized appreciation (depreciation)
Investments	$241,561,517
Futures contracts	(1,863,023)
Swap transactions	725,176
Net unrealized gain (loss) on investments	$240,423,670
Net realized and unrealized gain (loss) on investments	$293,077,848
Change in net assets from operations	$389,916,441

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2010	2009
Change in net assets
From operations
Net investment income	$96,838,593	$120,895,967
Net realized gain (loss) on investments	52,654,178	(79,002,863)
Net unrealized gain (loss) on investments	240,423,670	(131,852,613)
Change in net assets from operations	$389,916,441	$(89,959,509)
Distributions declared to shareholders
From net investment income	$(107,085,274)	$(132,321,229)
Change in net assets from fund share transactions	$377,634,378	$(623,010,769)
Total change in net assets	$660,465,545	$(845,291,507)
Net assets
At beginning of period	1,853,051,247	2,698,342,754
At end of period (including accumulated distributions in excess of net investment income of $2,201,891 and undistributed net investment income of $465,273, respectively)	$2,513,516,792	$1,853,051,247

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.99	$9.78	$10.04	$9.86	$10.33
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.48	$0.49	$0.47	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	(0.74)	(0.24)	0.21	(0.33)
Total from investment operations	$1.79	$(0.26)	$0.25	$0.68	$0.08
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.53)	$(0.51)	$(0.50)	$(0.54)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.48)	$(0.53)	$(0.51)	$(0.50)	$(0.55)
Net asset value, end of period	$10.30	$8.99	$9.78	$10.04	$9.86
Total return (%) (r)(s)(t)	20.30	(2.54)	2.60	7.08	0.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.03	1.02	1.06	1.09
Expenses after expense reductions (f)	0.79	0.64	0.62	0.70	0.70
Net investment income	4.45	5.27	4.94	4.75	4.05
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$918,742	$799,077	$1,137,796	$1,059,522	$922,617

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.00	$9.80	$10.06	$9.88	$10.34
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.41	$0.41	$0.39	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	(0.75)	(0.24)	0.21	(0.33)
Total from investment operations	$1.72	$(0.34)	$0.17	$0.60	$—
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.46)	$(0.43)	$(0.42)	$(0.45)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.41)	$(0.46)	$(0.43)	$(0.42)	$(0.46)
Net asset value, end of period	$10.31	$9.00	$9.80	$10.06	$9.88
Total return (%) (r)(s)(t)	19.34	(3.41)	1.75	6.17	(0.04)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64	1.63	1.71	1.74
Expenses after expense reductions (f)	1.58	1.44	1.43	1.55	1.55
Net investment income	3.66	4.47	4.11	3.92	3.21
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$45,472	$45,473	$60,335	$67,970	$77,518

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.00	$9.80	$10.05	$9.88	$10.34
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.40	$0.40	$0.39	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	(0.75)	(0.22)	0.20	(0.32)
Total from investment operations	$1.71	$(0.35)	$0.18	$0.59	$—
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.45)	$(0.43)	$(0.42)	$(0.45)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.40)	$(0.45)	$(0.43)	$(0.42)	$(0.46)
Net asset value, end of period	$10.31	$9.00	$9.80	$10.05	$9.88
Total return (%) (r)(s)(t)	19.28	(3.45)	1.84	6.07	(0.04)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.69	1.67	1.71	1.74
Expenses after expense reductions (f)	1.64	1.49	1.47	1.55	1.55
Net investment income	3.51	4.43	4.08	3.90	3.20
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$141,966	$83,990	$83,506	$67,112	$59,342

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.99	$9.78	$10.04	$9.87	$10.33
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.50	$0.50	$0.48	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	(0.75)	(0.23)	0.21	(0.32)
Total from investment operations	$1.81	$(0.25)	$0.27	$0.69	$0.10
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.54)	$(0.53)	$(0.52)	$(0.55)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.50)	$(0.54)	$(0.53)	$(0.52)	$(0.56)
Net asset value, end of period	$10.30	$8.99	$9.78	$10.04	$9.87
Total return (%) (r)(s)	20.47	(2.39)	2.75	7.13	0.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.69	0.67	0.71	0.74
Expenses after expense reductions (f)	0.64	0.49	0.47	0.55	0.55
Net investment income	4.54	5.43	5.09	4.89	4.20
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$1,291,881	$825,529	$1,301,075	$958,287	$614,643

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 4/30
	2010	2009	2008	2007
Net asset value, beginning of period	$8.99	$9.78	$10.03	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.49	$0.49	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	(0.74)	(0.22)	0.29
Total from investment operations	$1.80	$(0.25)	$0.27	$0.68
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.54)	$(0.52)	$(0.51)
Net asset value, end of period	$10.30	$8.99	$9.78	$10.03
Total return (%) (r)(s)	20.36	(2.49)	2.75	7.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.77	0.82
Expenses after expense reductions (f)	0.73	0.59	0.57	0.65
Net investment income	4.56	5.34	4.92	4.55
Portfolio turnover	90	75	96	56
Net assets at end of period (000 omitted)	$9,582	$16,151	$14,321	$861

Class R1	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.00	$9.80	$10.06	$9.88	$10.35
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.41	$0.40	$0.38	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	(0.76)	(0.24)	0.21	(0.34)
Total from investment operations	$1.71	$(0.35)	$0.16	$0.59	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.45)	$(0.42)	$(0.41)	$(0.44)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.40)	$(0.45)	$(0.42)	$(0.41)	$(0.45)
Net asset value, end of period	$10.31	$9.00	$9.80	$10.06	$9.88
Total return (%) (r)(s)	19.28	(3.45)	1.65	6.07	(0.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.69	1.75	1.90	1.94
Expenses after expense reductions (f)	1.64	1.49	1.56	1.65	1.67
Net investment income	3.61	4.44	3.99	3.79	3.11
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$2,985	$2,998	$2,891	$1,655	$488

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.98	$9.77	$10.03	$9.85	$10.32
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.45	$0.44	$0.42	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	(0.74)	(0.23)	0.21	(0.34)
Total from investment operations	$1.76	$(0.29)	$0.21	$0.63	$0.02
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.50)	$(0.47)	$(0.45)	$(0.48)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.45)	$(0.50)	$(0.47)	$(0.45)	$(0.49)
Net asset value, end of period	$10.29	$8.98	$9.77	$10.03	$9.85
Total return (%) (r)(s)	19.90	(2.88)	2.14	6.55	0.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.19	1.27	1.45	1.49
Expenses after expense reductions (f)	1.14	0.99	1.07	1.20	1.23
Net investment income	4.08	4.94	4.49	4.25	3.54
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$41,092	$33,055	$42,613	$26,212	$14,923

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.98	$9.77	$10.03	$9.86	$10.33
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.47	$0.47	$0.45	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	(0.74)	(0.24)	0.20	(0.32)
Total from investment operations	$1.78	$(0.27)	$0.23	$0.65	$0.05
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.52)	$(0.49)	$(0.48)	$(0.51)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.47)	$(0.52)	$(0.49)	$(0.48)	$(0.52)
Net asset value, end of period	$10.29	$8.98	$9.77	$10.03	$9.86
Total return (%) (r)(s)	20.20	(2.64)	2.39	6.71	0.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.94	1.01	1.12	1.14
Expenses after expense reductions (f)	0.89	0.74	0.82	0.95	0.95
Net investment income	4.35	5.18	4.74	4.50	3.82
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$31,165	$26,213	$38,851	$28,761	$10,835

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.98	$9.78	$10.04	$9.86	$10.33
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.50	$0.49	$0.47	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.37	(0.76)	(0.23)	0.22	(0.28)
Total from investment operations	$1.82	$(0.26)	$0.26	$0.69	$0.08
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.54)	$(0.52)	$(0.51)	$(0.54)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.50)	$(0.54)	$(0.52)	$(0.51)	$(0.55)
Net asset value, end of period	$10.30	$8.98	$9.78	$10.04	$9.86
Total return (%) (r)(s)	20.61	(2.50)	2.68	7.13	0.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.69	0.73	0.82	0.84
Expenses after expense reductions (f)	0.64	0.49	0.54	0.65	0.65
Net investment income	4.53	5.44	5.02	4.75	4.02
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$26,315	$17,583	$14,182	$11,129	$358

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.96	$9.75	$10.01	$9.84	$10.30
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.47	$0.45	$0.42	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	(0.75)	(0.23)	0.22	(0.32)
Total from investment operations	$1.78	$(0.28)	$0.22	$0.64	$0.05
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.51)	$(0.48)	$(0.47)	$(0.50)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.47)	$(0.51)	$(0.48)	$(0.47)	$(0.51)
Net asset value, end of period	$10.27	$8.96	$9.75	$10.01	$9.84
Total return (%) (r)(s)(t)	20.23	(2.74)	2.24	6.60	0.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.13	1.26	1.32	1.34
Expenses after expense reductions (f)	0.89	0.83	0.96	1.05	1.05
Net investment income	4.31	5.14	4.61	4.41	3.71
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$2,066	$1,289	$1,170	$1,213	$637
See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.00	$9.80	$10.06	$9.88	$10.35
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.40	$0.38	$0.35	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	(0.76)	(0.23)	0.22	(0.33)
Total from investment operations	$1.70	$(0.36)	$0.15	$0.57	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.44)	$(0.41)	$(0.39)	$(0.43)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.39)	$(0.44)	$(0.41)	$(0.39)	$(0.44)
Net asset value, end of period	$10.31	$9.00	$9.80	$10.06	$9.88
Total return (%) (r)(s)(t)	19.17	(3.55)	1.50	5.91	(0.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.79	1.91	1.97	1.99
Expenses after expense reductions (f)	1.74	1.59	1.71	1.80	1.80
Net investment income	3.47	4.34	3.84	3.66	2.96
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$700	$478	$397	$355	$153

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 4/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.99	$9.79	$10.05	$9.87	$10.34
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.40	$0.37	$0.35	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	1.37	(0.76)	(0.22)	0.22	(0.33)
Total from investment operations	$1.71	$(0.36)	$0.15	$0.57	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.44)	$(0.41)	$(0.39)	$(0.43)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.39)	$(0.44)	$(0.41)	$(0.39)	$(0.44)
Net asset value, end of period	$10.31	$8.99	$9.79	$10.05	$9.87
Total return (%) (r)(s)(t)	19.30	(3.56)	1.49	5.91	(0.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.79	1.91	1.97	1.99
Expenses after expense reductions (f)	1.74	1.59	1.71	1.80	1.80
Net investment income	3.46	4.34	3.82	3.65	3.20
Portfolio turnover	90	75	96	56	77
Net assets at end of period (000 omitted)	$1,550	$1,215	$1,208	$628	$283

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as

Notes to Financial Statements – continued

provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of April 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$677,598,232	$—	$677,598,232
Non-U.S. Sovereign Debt	—	57,419,492	—	57,419,492
Municipal Bonds	—	48,637,497	—	48,637,497
Corporate Bonds	—	774,510,608	—	774,510,608
Residential Mortgage-Backed Securities	—	376,070,889	—	376,070,889
Commercial Mortgage-Backed Securities	—	165,527,196	—	165,527,196
Asset-Backed Securities (including CDOs)	—	91,534,903	—	91,534,903
Foreign Bonds	—	219,921,478	—	219,921,478
Floating Rate Loans	—	4,295,503	—	4,295,503
Mutual Funds	52,816,274	—	—	52,816,274
Total Investments	$52,816,274	$2,415,515,798	$—	$2,468,332,072

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt

Notes to Financial Statements – continued

securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At April 30, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions
Interest Rate Contracts	$(124,004)	$—
Credit Contracts	—	(1,488,700)
Total	$(124,004)	$(1,488,700)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions
Interest Rate Contracts	$(1,863,023)	$—
Credit Contracts	—	725,176
Total	$(1,863,023)	$725,176

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received,

Notes to Financial Statements – continued

is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Notes to Financial Statements – continued

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund.

Notes to Financial Statements – continued

Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income,

Notes to Financial Statements – continued

expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/10	4/30/09
Ordinary income (including any short-term capital gains)	$107,085,274	$132,321,229

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/10
Cost of investments	$2,423,147,165
Gross appreciation	111,738,632
Gross depreciation	(66,553,725)
Net unrealized appreciation (depreciation)	$45,184,907

Undistributed ordinary income	6,248,870
Capital loss carryforwards	(109,078,871)
Post-October capital loss deferral	(5,524,465)
Other temporary differences	(9,015,759)

As of April 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/11	$(108,693)
4/30/12	(1,464,107)
4/30/13	(1,670,568)
4/30/14	(14,142,447)
4/30/15	(33,880,250)
4/30/16	(14,742,595)
4/30/17	(40,108,303)
4/30/18	(2,961,908)
$(109,078,871)

Notes to Financial Statements – continued

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Intermediate Investment Grade Bond Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/10	Year ended 4/30/09
Class A	$42,229,374	$55,396,969
Class B	1,915,336	2,471,547
Class C	4,740,675	3,766,851
Class I	52,809,122	64,814,398
Class W	800,192	881,421
Class R1	126,840	135,172
Class R2	1,723,274	1,994,318
Class R3	1,444,093	1,634,112
Class R4	1,125,112	1,087,096
Class 529A	83,149	66,186
Class 529B	25,188	18,996
Class 529C	62,919	54,163
Total	$107,085,274	$132,321,229

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.30% of the fund’s average daily net assets. This written agreement terminated on June 30, 2009. This management fee reduction amounted to $638,600, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.47% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $419,207 and $2,422 for the year ended April 30, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$2,152,411
Class B	0.75%	0.25%	1.00%	0.95%	453,401
Class C	0.75%	0.25%	1.00%	1.00%	1,182,829
Class W	0.10%	—	0.10%	0.10%	15,911
Class R1	0.75%	0.25%	1.00%	1.00%	31,045
Class R2	0.25%	0.25%	0.50%	0.50%	189,683
Class R3	—	0.25%	0.25%	0.25%	75,039
Class 529A	—	0.25%	0.25%	0.15%	4,356
Class 529B	0.75%	0.25%	1.00%	1.00%	6,364
Class 529C	0.75%	0.25%	1.00%	1.00%	15,935
Total Distribution and Service Fees					$4,126,974

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2010 based on each class’ average daily net assets. 0.10% of the Class A and 0.10% of the Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2010, this waiver amounted to $862,700 and is reflected as a reduction of total expenses in the Statement of Operations. Assets attributable to Class B shares sold prior to May 1, 2006 are subject to the 0.25% annual Class B service fee. Prior to September 1, 2009, on assets attributable to all other Class B shares, 0.15% of the Class B service fee was in effect and the remaining portion of the Class B service fee was not in effect. Effective September 1, 2009, on assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2010, this waiver amounted to $13,868 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2010.

Notes to Financial Statements – continued

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2010, were as follows:

Amount
Class A	$10,049
Class B	49,578
Class C	21,505
Class 529B	191
Class 529C	56

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2010, were as follows:

Amount
Class 529A	$1,742
Class 529B	636
Class 529C	1,594
Total Program Manager Fees	$3,972

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2010, the fee was $382,839, which equated to 0.0175% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,427,550.

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2010, these costs for the fund amounted to $702,209 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $23,365 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,202, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

Notes to Financial Statements – continued

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$878,019,052	$602,804,358
Investments (non-U.S. Government securities)	$1,356,808,999	$1,300,672,818

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	36,170,241	$355,379,664	34,295,397	$311,979,801
Class B	1,448,858	14,356,692	1,240,304	11,148,824
Class C	6,799,737	66,944,197	3,546,644	31,892,707
Class I	41,269,033	410,725,669	15,532,908	138,716,529
Class W	676,001	6,701,977	1,214,225	10,794,866
Class R1	123,593	1,224,763	200,514	1,800,772
Class R2	1,728,183	17,034,370	1,452,378	13,188,422
Class R3	1,300,335	12,685,838	976,631	8,848,215
Class R4	1,272,713	12,631,311	1,366,471	12,872,064
Class 529A	81,065	796,482	37,995	337,878
Class 529B	22,111	209,772	15,738	138,300
Class 529C	91,955	916,090	42,141	375,786
	90,983,825	$899,606,825	59,921,346	$542,094,164

Notes to Financial Statements – continued

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,314,767	$32,870,853	4,077,672	$36,971,900
Class B	144,073	1,426,453	209,754	1,902,959
Class C	266,154	2,645,530	247,964	2,245,937
Class I	3,280,523	32,562,482	5,246,311	47,673,285
Class W	75,257	743,845	90,703	818,891
Class R1	12,697	125,766	14,865	134,409
Class R2	167,957	1,664,188	211,765	1,914,616
Class R3	145,230	1,438,267	178,608	1,617,459
Class R4	111,305	1,107,266	114,014	1,030,563
Class 529A	8,338	82,608	7,336	65,943
Class 529B	2,531	25,133	2,098	18,942
Class 529C	6,301	62,576	5,947	53,770
	7,535,133	$74,754,967	10,407,037	$94,448,674
Shares reacquired
Class A	(39,192,164)	$(383,623,003)	(65,787,865)	$(594,175,048)
Class B	(2,235,802)	(22,097,014)	(2,556,847)	(23,361,837)
Class C	(2,630,415)	(26,152,744)	(2,987,312)	(27,172,868)
Class I	(10,971,595)	(109,141,389)	(61,941,241)	(553,413,980)
Class W	(1,617,917)	(16,257,021)	(971,656)	(8,576,148)
Class R1	(180,005)	(1,786,408)	(177,321)	(1,613,984)
Class R2	(1,584,094)	(15,545,655)	(2,344,168)	(21,305,784)
Class R3	(1,336,501)	(13,140,805)	(2,211,858)	(20,517,263)
Class R4	(785,212)	(7,725,225)	(973,504)	(8,841,275)
Class 529A	(32,127)	(322,039)	(21,480)	(198,846)
Class 529B	(9,823)	(95,518)	(5,237)	(48,644)
Class 529C	(82,886)	(840,593)	(36,390)	(327,930)
	(60,658,541)	$(596,727,414)	(140,014,879)	$(1,259,553,607)
Net change
Class A	292,844	$4,627,514	(27,414,796)	$(245,223,347)
Class B	(642,871)	(6,313,869)	(1,106,789)	(10,310,054)
Class C	4,435,476	43,436,983	807,296	6,965,776
Class I	33,577,961	334,146,762	(41,162,022)	(367,024,166)
Class W	(866,659)	(8,811,199)	333,272	3,037,609
Class R1	(43,715)	(435,879)	38,058	321,197
Class R2	312,046	3,152,903	(680,025)	(6,202,746)
Class R3	109,064	983,300	(1,056,619)	(10,051,589)
Class R4	598,806	6,013,352	506,981	5,061,352
Class 529A	57,276	557,051	23,851	204,975
Class 529B	14,819	139,387	12,599	108,598
Class 529C	15,370	138,073	11,698	101,626
	37,860,417	$377,634,378	(69,686,496)	$(623,010,769)

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, and MFS Growth Allocation Fund were the owners of record of approximately 8%, 13%, and 5%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2010, the fund’s commitment fee and interest expense were $31,057 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	49,563,654	1,283,370,304	(1,280,117,684)	52,816,274

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$91,124	$52,816,274

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2010

RESULTS OF SHAREHOLDER MEETING

At a special meeting of shareholders of MFS Series Trust IX, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	4,062,401,289.196	73,221,190.484
Lawrence H. Cohn, M.D.	4,057,332,134.875	78,290,344.805
Maureen R. Goldfarb	4,075,685,101.274	59,937,378.406
David H. Gunning	4,069,345,498.404	66,276,981.275
William R. Gutow	4,061,317,289.863	74,305,189.817
Michael Hegarty	4,072,922,043.937	62,700,435.743
John P. Kavanaugh	4,078,112,235.900	57,510,243.780
Robert J. Manning	4,078,222,180.494	57,400,299.186
Robert C. Pozen	4,069,259,484.214	66,362,995.465
J. Dale Sherratt	4,060,964,007.363	74,658,472.317
Laurie J. Thomsen	4,075,707,109.115	59,915,370.565
Robert W. Uek	4,066,977,372.223	68,645,107.456

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold

Trustees and Officers – continued

annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Joshua Marston
Robert Persons
Michael Roberge
Jeffrey Wakelin

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail MFS Service Center, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Account service and literature
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Mutual Funds	4/30/10
ANNUAL REPORT

MFS® Research Bond Fund J

MFS® Research Bond Fund J

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address

(www.sipc.org) .

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process.

While hurdles remain, we believe that the global economy is on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	35.4%
Mortgage-Backed Securities	18.1%
U.S. Treasury Securities	8.4%
High Yield Corporates	7.9%
Commercial Mortgage-Backed Securities	6.8%
Collateralized Debt Obligations	4.3%
U.S. Government Agencies	4.0%
Asset-Backed Securities	3.8%
Municipal Bonds	3.5%
Emerging Markets Bonds	3.1%
Non-U.S. Government Bonds	2.2%
Floating Rate Loans	0.3%

Composition including fixed income credit quality (a)(i)
AAA	43.3%
AA	5.6%
A	10.1%
BBB	28.4%
BB	8.7%
B	0.9%
CCC	0.4%
Other	2.6%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	7.1 yrs.

(a)	Included in the rating categories are: (1) debt securities and fixed income structured products which have long-term public ratings; (2) U.S. Government Securities (all of which are given AAA ratings); and (3) credit default swaps, if applicable, for which the underlying security has a long term public rating. U.S. Government Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. government agencies or U.S. government-sponsored entities. All rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Any equity securities are listed separately. The “Other” category includes cash, other assets, liabilities (including any derivative offsets), short-term and unrated debt securities. Ratings from Moody’s (e.g., Aaa) are shown in the S&P and Fitch scale (e.g. AAA). All ratings are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 4/30/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2010, Class B shares of the MFS Research Bond Fund J (the “fund”) provided a total return of 19.00%, at net asset value. This compares with a return of 8.30% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Nonetheless, risky-asset valuation generally hit secular highs by the end of the period.

Factors Affecting Performance

Relative to the Barclays Capital U.S. Aggregate Bond Index, the fund’s greater exposure to “BBB” rated (r) securities was a key contributor to performance as this sector of the market was the best-performing credit quality tier within the index. This appears to have been driven by a continued recovery in risk appetite tied to an improving economy. The fund’s greater exposure to investment-grade corporate bonds in the banking and financial sectors were particularly beneficial to relative returns.

The fund’s higher exposure to commercial mortgage-backed securities also boosted relative performance. These securities significantly outperformed the benchmark over the reporting period due to improvements in the credit markets as well as increased clarity on the eligibility of these securities as collateral for certain Federal Reserve liquidity facilities.

A greater exposure to emerging markets debt was another area of relative strength. These securities outperformed the broader bond market amid signs that emerging market economies were poised to generate better economic growth relative to developed country debt.

Some of the fund’s U.S. Treasury holdings were among the top relative detractors. During the reporting period, Treasuries turned in weak performance relative to all other benchmark segments.

A lesser exposure to mortgage-backed securities, particularly to Federal National Mortgage Association (Fannie Mae) securities, also held back relative results.

3

Management Review – continued

Respectfully,

Joshua Marston	Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective December 31, 2009, Joshua Marston became a co-manager of the fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 4/30/10

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 4/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
B	10/17/02	19.00%	4.17%	4.71%

Comparative benchmark
Barclays Capital U.S. Aggregate Bond Index (f)		8.30%	5.38%	5.20%

Average annual with sales charge
B With CDSC (Declining over five years from 4% to 0%) (x)		15.00%	4.00%	4.71%

CDSC — Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class inception date through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

5

Performance Summary – continued

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Prior to December 22, 2003, the fund invested all of its assets in Class I shares of the MFS Research Bond Fund, a fund that has a similar investment objective and similar investment strategies as the fund.

Average annual total return represents the average annual change in value for the share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2009 through April 30, 2010

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class B	Annualized Expense Ratio	Beginning Account Value 11/01/09	Ending Account Value 4/30/10	Expenses Paid During Period (p) 11/01/09-4/30/10
Actual	1.58%	$1,000.00	$1,049.46	$8.03
Hypothetical (h)	1.58%	$1,000.00	$1,016.96	$7.90

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to the class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

7

PORTFOLIO OF INVESTMENTS

4/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.5%
Issuer	Shares/Par	Value ($)

Aerospace - 0.4%
Bombardier, Inc., 7.75%, 2020 (z)	$210,000	$$223,125

Airlines - 0.1%
Continental Airlines, Inc., 7.25%, 2019	$65,000	$69,550

Asset Backed & Securitized - 14.8%
Anthracite Ltd., “A” CDO, FRN, 0.621%, 2019 (z)	$259,007	$183,895
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (z)	138,945	7,295
Bayview Commercial Asset Trust, FRN, 2.15%, 2035 (i)(z)	3,970,528	194,556
Bayview Commercial Asset Trust, FRN, 2.257%, 2036 (i)(z)	2,576,921	137,350
Bayview Commercial Asset Trust, FRN, 1.798%, 2036 (i)(z)	1,980,746	120,033
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.257%, 2036 (i)(z)	1,768,236	95,131
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	87,729	86,708
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	307,000	299,065
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	134,623	129,911
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	526,957	511,819
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	250,000	243,945
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	135,683	133,184
Crest G-Star, CDO, 6.95%, 2032 (z)	974,000	681,800
Crest Ltd., “A1” CDO, FRN, 0.768%, 2018 (z)	226,017	167,253
CWCapital LLC, 5.223%, 2048	700,000	686,885
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	330,295	342,545
E*TRADE RV & Marine Trust, 3.62%, 2018	35,343	35,493
Falcon Franchise Loan LLC, FRN, 3.388%, 2021 (i)(z)	76,396	3,850
Falcon Franchise Loan LLC, FRN, 3.969%, 2025 (i)(z)	1,539,596	54,194
First Union National Bank Commercial Mortgage Trust, FRN, 1.156%, 2043 (i)(n)	4,803,675	23,829
First Union-Lehman Brothers Bank of America, FRN, 0.577%, 2035 (i)	1,793,501	33,506
Ford Credit Auto Lease Trust, 1.04%, 2013 (n)	587,000	586,764
HSBC Credit Card Master Note Trust, FRN, 0.804%, 2013	452,000	451,611
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	247,640	238,731
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.548%, 2042 (n)	540,000	196,932
KKR Financial CLO Ltd., “C”, FRN, 1.7%, 2021 (n)	787,476	553,202
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.51%, 2035 (i)	605,867	33,117
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040 (z)	174,000	163,995
Merrill Lynch Mortgage Trust, FRN, 6.02%, 2050	350,000	105,610
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	688,000	679,674
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	320,000	311,121
Morgan Stanley Capital I, Inc., FRN, 1.804%, 2031 (i)(z)	396,598	8,046
Mortgage Capital Funding, Inc., FRN, 1.97%, 2031 (i)	50,353	22
Nationslink Funding Corp., FRN, 1.339%, 2030 (i)	242,345	7,768
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	14,449	14,355
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	55,140	54,837
Preferred Term Securities XIX Ltd., CDO, FRN, 0.607%, 2035 (z)	1,366,529	826,750
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	185,000	177,858
Residential Funding Mortgage Securities, Inc., 5.32%, 2024	845,000	278,609
Structured Asset Securities Corp., FRN, 0.502%, 2035	26,159	24,787
Swift Master Auto Receivables Trust, 0.904%, 2012	290,000	288,849
Wachovia Bank Commercial Mortgage Trust, FRN, 6.099%, 2051	295,055	290,093

		$9,464,978

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - 0.6%
CBS Corp., 5.75%, 2020	$70,000	$72,735
Inmarsat Finance PLC, 7.375%, 2017 (n)	235,000	244,988
News America, Inc., 8.5%, 2025	30,000	36,560

		$354,283
Brokerage & Asset Managers - 0.7%
INVESCO PLC, 5.625%, 2012	$179,000	$187,211
TD AMERITRADE Holding Corp., 5.6%, 2019	233,000	238,215

		$425,426
Cable TV - 1.8%
DIRECTV Holdings LLC, 7.625%, 2016	$376,000	$419,710
DIRECTV Holdings LLC, 5.2%, 2020 (n)	220,000	221,827
TCI Communications, Inc., 9.8%, 2012	181,000	204,694
Time Warner Entertainment Co. LP, 8.375%, 2033	243,000	300,590

		$1,146,821
Chemicals - 0.8%
Ashland, Inc., 9.125%, 2017 (n)	$240,000	$273,600
Dow Chemical Co., 8.55%, 2019	150,000	183,288
Dow Chemical Co., 9.4%, 2039	55,000	75,890

		$532,778
Consumer Products - 0.2%
Hasbro, Inc., 6.35%, 2040	$120,000	$123,584

Consumer Services - 0.8%
Western Union Co., 5.4%, 2011	$500,000	$530,344

Defense Electronics - 2.1%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$402,000	$406,192
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	372,000	397,288
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	105,000	116,962
L-3 Communications Corp., 5.875%, 2015	433,000	439,495

		$1,359,937
Electronics - 0.5%
Tyco Electronics Group S.A., 6.55%, 2017	$180,000	$201,677
Tyco Electronics Group S.A., 7.125%, 2037	130,000	146,137

		$347,814
Emerging Market Quasi-Sovereign - 0.7%
Gaz Capital S.A., 8.125%, 2014 (n)	$180,000	$198,675
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	214,000	269,640

		$468,315
Energy - Independent - 0.4%
Apache Corp., 7.375%, 2047	$10,000	$12,392
Pioneer Natural Resources Co., 6.65%, 2017	205,000	211,097

		$223,489
Energy - Integrated - 1.2%
Petro-Canada, 6.05%, 2018	$327,000	$360,574
TNK-BP Finance S.A., 6.25%, 2015 (n)	101,000	105,040
TNK-BP Finance S.A., 7.25%, 2020 (n)	301,000	310,030

		$775,644

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - 1.3%
General Electric Capital Corp., 5.5%, 2020	$340,000	$354,275
GMAC, Inc., 8.3%, 2015 (z)	155,000	161,781
International Lease Finance Corp., 6.375%, 2013	221,000	212,752
International Lease Finance Corp., 5.875%, 2013	40,000	37,767
International Lease Finance Corp., 8.75%, 2017 (n)	65,000	64,513

		$831,088
Food & Beverages - 1.1%
Del Monte Foods Co., 7.5%, 2019 (n)	$20,000	$21,125
Miller Brewing Co., 5.5%, 2013 (n)	641,000	699,259

		$720,384
Forest & Paper Products - 0.4%
Georgia-Pacific Corp., 7.125%, 2017 (n)	$250,000	$263,750

Gaming & Lodging - 0.6%
Wyndham Worldwide Corp., 6%, 2016	$410,000	$408,287

Insurance - 1.6%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$323,000	$278,726
Metropolitan Life Global Funding, 5.125%, 2013 (n)	300,000	322,776
Metropolitan Life Global Funding, 5.125%, 2014 (n)	110,000	118,994
UnumProvident Corp., 6.85%, 2015 (n)	308,000	332,276

		$1,052,772
Insurance - Health - 0.5%
Humana, Inc., 7.2%, 2018	$270,000	$297,832

Insurance - Property & Casualty - 1.2%
AXIS Capital Holdings Ltd., 5.75%, 2014	$500,000	$526,796
PartnerRe Ltd., 5.5%, 2020	99,000	99,673
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	126,000	120,645

		$747,114
International Market Quasi-Sovereign - 2.2%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$280,000	$285,423
FIH Erhvervsbank A.S., 1.75%, 2012 (z)	160,000	160,496
NIBC Bank N.V., 2.8%, 2014 (z)	210,000	210,446
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	400,000	409,090
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	302,000	313,881

		$1,379,336
Local Authorities - 0.4%
California (Build America Bonds), 7.625%, 2040	$75,000	$83,344
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039	145,000	169,601

		$252,945
Major Banks - 7.2%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$120,000	$87,900
Bank of America Corp., 5.65%, 2018	360,000	364,372
Bank of America Corp., 8% to 2018, FRN to 2049	136,000	136,907
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	200,000	188,000
Credit Suisse (USA), Inc., 6%, 2018	360,000	384,778
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	162,000	168,075
Goldman Sachs Group, Inc., 5.625%, 2017	205,000	202,396

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Goldman Sachs Group, Inc., 7.5%, 2019	$140,000	$155,443
JPMorgan Chase & Co., 6%, 2017	250,000	268,295
Macquarie Group Ltd., 6%, 2020 (n)	268,000	273,677
Merrill Lynch & Co., Inc., 6.15%, 2013	440,000	476,130
Merrill Lynch & Co., Inc., 6.05%, 2016	280,000	289,674
Morgan Stanley, 6.625%, 2018	488,000	517,401
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	189,000	187,793
PNC Funding Corp., 5.625%, 2017	290,000	301,004
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	258,000	253,485
Wachovia Corp., 6.605%, 2025	187,000	191,118
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	170,000	179,350

		$4,625,798
Medical & Health Technology & Services - 2.1%
Fisher Scientific International, Inc., 6.125%, 2015	$675,000	$700,313
Hospira, Inc., 5.55%, 2012	300,000	321,374
Hospira, Inc., 6.05%, 2017	290,000	318,120

		$1,339,807
Metals & Mining - 2.7%
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	$500,000	$544,375
International Steel Group, Inc., 6.5%, 2014	497,000	546,588
Peabody Energy Corp., 5.875%, 2016	240,000	238,800
Southern Copper Corp., 6.75%, 2040	194,000	195,537
Vale Overseas Ltd., 6.875%, 2039	200,000	209,843

		$1,735,143
Mortgage Backed - 18.1%
Fannie Mae, 4.701%, 2011	$328,647	$337,010
Fannie Mae, 5.29%, 2012	272,555	288,473
Fannie Mae, 4.61%, 2014	248,759	265,286
Fannie Mae, 4.62%, 2014	172,623	186,706
Fannie Mae, 4.753%, 2014	174,397	185,958
Fannie Mae, 4.86%, 2014	172,384	185,284
Fannie Mae, 4.56%, 2015	221,465	235,208
Fannie Mae, 4.665%, 2015	148,971	158,948
Fannie Mae, 4.69%, 2015	124,519	133,011
Fannie Mae, 4.7%, 2015	171,937	183,678
Fannie Mae, 4.74%, 2015	190,829	204,121
Fannie Mae, 4.78%, 2015	210,810	225,521
Fannie Mae, 4.815%, 2015	271,000	290,504
Fannie Mae, 4.87%, 2015	169,161	181,604
Fannie Mae, 4.89%, 2015	120,509	129,788
Fannie Mae, 4.925%, 2015	425,854	458,966
Fannie Mae, 5.27%, 2015	100,000	108,431
Fannie Mae, 5.471%, 2015	298,852	328,798
Fannie Mae, 5%, 2016 - 2027	82,749	85,200
Fannie Mae, 5.329%, 2016	150,900	165,041
Fannie Mae, 5.5%, 2018 - 2038	2,033,978	2,154,900
Fannie Mae, 4.88%, 2020	149,015	158,806
Fannie Mae, 6%, 2029 - 2036	378,135	402,762
Fannie Mae, 6.5%, 2033	44,869	49,436
Freddie Mac, 5%, 2017 - 2028	547,505	570,720
Freddie Mac, 4.251%, 2020	160,000	162,523
Freddie Mac, 5.5%, 2022 - 2039	1,639,949	1,725,074

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Freddie Mac, 4%, 2024	$1,852	$1,852
Freddie Mac, 4.5%, 2028	85,000	89,314
Freddie Mac, 6%, 2034 - 2038	680,727	733,728
Ginnie Mae, 4%, 2032	43,353	44,503
Ginnie Mae, 6%, 2036 - 2038	405,303	435,964
Ginnie Mae, 5.5%, 2038	625,122	663,884

		$11,531,002
Municipals - 3.4%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$680,000	$790,609
Massachusetts Bay Transportation Authority Sales Tax Rev., 5%, 2031	415,000	463,082
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	755,000	926,679

		$2,180,370
Natural Gas - Pipeline - 1.3%
El Paso Pipeline Partners LP, 6.5%, 2020	$100,000	$103,227
Enterprise Products Operating LP, 5.65%, 2013	181,000	195,806
Enterprise Products Partners LP, 6.3%, 2017	40,000	44,858
Spectra Energy Capital LLC, 8%, 2019	393,000	474,818

		$818,709
Network & Telecom - 0.6%
CenturyTel, Inc., 7.6%, 2039	$180,000	$175,261
Telemar Norte Leste S.A., 9.5%, 2019 (n)	190,000	226,100

		$401,361
Oil Services - 0.6%
Smith International, Inc., 9.75%, 2019	$270,000	$366,923

Other Banks & Diversified Financials - 3.2%
Capital One Financial Corp., 6.15%, 2016	$310,000	$330,426
Citigroup, Inc., 6.125%, 2018	510,000	528,853
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	236,000	283,767
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020 (n)	119,000	120,755
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	265,000	263,411
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	350,000	322,000
VTB Capital S.A., 6.465%, 2015 (n)	176,000	178,200

		$2,027,412
Pollution Control - 0.9%
Allied Waste North America, Inc., 6.875%, 2017	$500,000	$551,250

Precious Metals & Minerals - 0.1%
Teck Resources Ltd., 10.25%, 2016	$55,000	$66,275

Printing & Publishing - 0.2%
Pearson PLC, 5.5%, 2013 (n)	$140,000	$149,817

Real Estate - 2.5%
HRPT Properties Trust, REIT, 6.25%, 2016	$216,000	$219,761
Kimco Realty Corp., REIT, 6%, 2012	150,000	163,202
Kimco Realty Corp., REIT, 5.783%, 2016	248,000	263,617
Liberty Property LP, REIT, 5.5%, 2016	230,000	235,540
ProLogis, REIT, 5.75%, 2016	83,000	82,484

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - continued
Simon Property Group, Inc., REIT, 4.6%, 2010	$157,000	$157,597
Simon Property Group, Inc., REIT, 10.35%, 2019	150,000	194,375
WEA Finance LLC, REIT, 6.75%, 2019 (n)	260,000	291,273

		$1,607,849
Restaurants - 0.7%
YUM! Brands, Inc., 8.875%, 2011	$417,000	$444,559

Retailers - 0.7%
Wesfarmers Ltd., 6.998%, 2013 (n)	$420,000	$460,704

Specialty Stores - 0.5%
Best Buy Co., Inc., 6.75%, 2013	$270,000	$302,079

Supermarkets - 0.3%
Delhaize America, Inc., 9%, 2031	$134,000	$178,047

Telecommunications - Wireless - 0.5%
Crown Castle Towers LLC, 6.113%, 2040 (n)	$278,000	$295,519

Tobacco - 2.1%
Altria Group, Inc., 9.7%, 2018	$150,000	$188,639
Altria Group, Inc., 9.25%, 2019	210,000	259,409
Altria Group, Inc., 9.95%, 2038	125,000	169,285
Lorillard Tobacco Co., 8.125%, 2019	308,000	347,464
Reynolds American, Inc., 6.75%, 2017	350,000	377,686

		$1,342,483
Transportation - Services - 0.7%
Erac USA Finance Co., 7%, 2037 (n)	$400,000	$426,542

U.S. Government Agencies and Equivalents - 4.0%
Bank of America Corp., FRN, 0.651%, 2012 (m)	$474,000	$477,889
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	81,000	77,623
Goldman Sachs Group, Inc., FRN, 0.457%, 2012 (m)	234,000	234,986
PNC Funding Corp., FRN, 0.491%, 2012 (m)	597,000	599,213
Small Business Administration, 6.35%, 2021	5,789	6,283
Small Business Administration, 6.34%, 2021	9,468	10,270
Small Business Administration, 6.44%, 2021	9,146	9,943
Small Business Administration, 5.34%, 2021	53,422	56,947
Small Business Administration, 6.07%, 2022	35,041	37,952
Small Business Administration, 4.35%, 2023	285,759	299,004
Small Business Administration, 4.76%, 2025	440,788	465,641
Wells Fargo & Co., FRN, 0.477%, 2012 (m)	280,000	281,339

		$2,557,090
U.S. Treasury Obligations - 8.3%
U.S. Treasury Bonds, 8.125%, 2019	$5,000	$6,806
U.S. Treasury Bonds, 5.375%, 2031	29,000	32,924
U.S. Treasury Bonds, 4.5%, 2036	74,000	74,393
U.S. Treasury Bonds, 5%, 2037	875,000	948,554
U.S. Treasury Notes, 3.125%, 2013	909,000	951,538
U.S. Treasury Notes, 4.75%, 2014	74,000	82,048
U.S. Treasury Notes, 3.75%, 2018	2,565,000	2,620,106

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, TIPS, 2.347%, 2014	$265,098	$283,924
U.S. Treasury Notes, TIPS, 1.845%, 2015	263,343	278,012

		$5,278,305
Utilities - Electric Power - 1.4%
CenterPoint Energy, Inc., 5.95%, 2017	$250,000	$263,263
Dubai Electricity & Water Authority, 8.5%, 2015 (z)	100,000	103,074
Enel Finance International S.A., 6%, 2039 (z)	150,000	141,161
MidAmerican Energy Holdings Co., 5.875%, 2012	150,000	164,224
NRG Energy, Inc., 7.375%, 2016	70,000	69,300
TECO Energy, Inc., 5.15%, 2020	140,000	140,087

		$881,109
Total Bonds (Identified Cost, $61,359,087)		$61,567,749

Floating Rate Loans (g)(r) - 0.2%
Automotive - 0.2%
Ford Motor Co., Term Loan, 3.28%, 2013 (Identified Cost, $155,245)	$167,783	$161,753

Money Market Funds (v) - 2.2%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value	1,422,611	$1,422,611
Total Investments (Identified Cost, $62,936,943)		$63,152,113

Other Assets, Less Liabilities - 1.1%		674,576
Net Assets - 100.0%		$63,826,689

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,513,649, representing 16.5% of net assets.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

14

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045	3/11/05-3/28/05	$126,413	$7,295
Anthracite Ltd., “A” CDO, FRN, 0.621%, 2019	1/15/10	180,666	183,895
Bayview Commercial Asset Trust, FRN, 2.15%, 2035	10/06/05	310,142	194,556
Bayview Commercial Asset Trust, FRN, 2.257%, 2036	2/28/06	231,392	137,350
Bayview Commercial Asset Trust, FRN, 1.798%, 2036	5/16/06	150,108	120,033
Bayview Commercial Mortgage Pass-Through Trust, FRN, 2.257%, 2036	3/29/06	178,061	95,131
Bombardier, Inc., 7.75%, 2020	3/15/10	210,621	223,125
Capital Trust Realty Ltd., CDO, 5.16%, 2035	3/04/10	129,924	129,911
Crest G-Star, CDO, 6.95%, 2032	9/13/05	1,036,526	681,800
Crest Ltd., “A1” CDO, FRN, 0.768%, 2018	1/21/10	167,573	167,253
Dubai Electricity & Water Authority, 8.5%, 2015	4/15/10	100,000	103,074
Enel Finance International S.A., 6%, 2039	3/31/10	143,486	141,161
FIH Erhvervsbank A.S., 1.75%, 2012	12/02/09	159,632	160,496
Falcon Franchise Loan LLC, FRN, 3.388%, 2021	12/19/03	5,167	3,850
Falcon Franchise Loan LLC, FRN, 3.969%, 2025	12/19/03	178,728	54,194
GMAC, Inc., 8.3%, 2015	2/09/10-2/23/10	155,720	161,781
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040	3/10/10	163,576	163,995
Morgan Stanley Capital I, Inc., FRN, 1.804%, 2031	12/19/03	9,047	8,046
NIBC Bank N.V., 2.8%, 2014	11/24/09	209,578	210,446
Preferred Term Securities XIX Ltd., CDO, FRN, 0.607%, 2035	9/08/05	1,366,529	826,750
Total Restricted Securities			$3,774,142
% of Net Assets			5.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $61,514,332)	$61,729,502
Underlying funds, at cost and value	1,422,611
Total investments, at value (identified cost, $62,936,943)		$63,152,113
Receivables for
Investments sold	2,015,326
Fund shares sold	99,551
Interest and dividends	687,166
Other assets	1,013
Total assets		$65,955,169
Liabilities
Payables for
Distributions	$229,323
Fund shares reacquired	1,777,779
Payable to affiliates
Investment adviser	27,869
Shareholder servicing costs	44
Distribution and service fees	3,526
Administrative services fee	106
Payable for independent Trustees’ compensation	19
Accrued expenses and other liabilities	89,814
Total liabilities		$2,128,480
Net assets		$63,826,689
Net assets consist of
Paid-in capital	$77,002,608
Unrealized appreciation (depreciation) on investments	215,170
Accumulated net realized gain (loss) on investments	(13,805,279)
Undistributed net investment income	414,190
Net assets		$63,826,689
Shares of beneficial interest outstanding		6,470,574
Class B shares net asset value and offering price per share		$9.86

A contingent deferred sales charge may be imposed on redemptions of Class B shares.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$4,994,100
Dividends from underlying funds	5,114
Foreign taxes withheld	(717)
Total investment income		$4,998,497
Expenses
Management fee	$463,116
Distribution and service fees	926,232
Shareholder servicing costs	76
Administrative services fee	24,511
Independent Trustees’ compensation	3,691
Custodian fee	36,935
Shareholder communications	41,262
Auditing fees	67,742
Legal fees	47,830
Miscellaneous	15,588
Total expenses		$1,626,983
Fees paid indirectly	(13)
Reduction of expenses by investment adviser	(151,138)
Net expenses		$1,475,832
Net investment income		$3,522,665
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$3,297,021
Futures contracts	104,535
Swap transactions	(48,102)
Net realized gain (loss) on investments		$3,353,454
Change in unrealized appreciation (depreciation)
Investments	$9,930,948
Futures contracts	(82,712)
Swap transactions	24,590
Net unrealized gain (loss) on investments		$9,872,826
Net realized and unrealized gain (loss) on investments		$13,226,280
Change in net assets from operations		$16,748,945

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
Change in net assets	2010	2009
From operations
Net investment income	$3,522,665	$4,329,069
Net realized gain (loss) on investments	3,353,454	(4,308,939)
Net unrealized gain (loss) on investments	9,872,826	(6,537,899)
Change in net assets from operations	$16,748,945	$(6,517,769)
Distributions declared to shareholders
From net investment income	$(4,068,597)	$(4,639,784)
Change in net assets from fund share transactions	$(28,517,111)	$(32,272,235)
Total change in net assets	$(15,836,763)	$(43,429,788)
Net assets
At beginning of period	79,663,452	123,093,240
At end of period (including undistributed net investment income of $414,190 and $612,352, respectively)	$63,826,689	$79,663,452

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 4/30
Class B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.66	$9.46	$9.74	$9.58	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	$0.40	$0.37	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.26	(0.76)	(0.27)	0.20	(0.33)
Total from investment operations	$1.62	$(0.38)	$0.13	$0.57	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.41)	$(0.41)	$(0.44)
Net asset value, end of period	$9.86	$8.66	$9.46	$9.74	$9.58
Total return (%) (r)(s)(t)	19.00	(3.98)	1.40	6.03	(0.17)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.83	1.67	1.75	1.73
Expenses after expense reductions (f)	1.59	1.60	1.51	1.60	1.58
Net investment income	3.80	4.32	4.16	3.88	3.18
Portfolio turnover	103	65	87	71	95
Net assets at end of period (000 omitted)	$63,827	$79,663	$123,093	$168,913	$201,306

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Fund J (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after

20

Notes to Financial Statements – continued

the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of April 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$7,835,395	$—	$7,835,395
Non-U.S. Sovereign Debt	—	1,847,651	—	1,847,651
Municipal Bonds	—	2,180,370	—	2,180,370
Corporate Bonds	—	22,033,030	—	22,033,030
Residential Mortgage-Backed Securities	—	12,600,405	—	12,600,405
Commercial Mortgage-Backed Securities	—	4,318,757	—	4,318,757
Asset-Backed Securities (including CDOs)	—	4,076,818	—	4,076,818
Foreign Bonds	—	6,675,323	—	6,675,323
Floating Rate Loans	—	161,753	—	161,753
Mutual Funds	1,422,611	—	—	1,422,611
Total Investments	$1,422,611	$61,729,502	$—	$63,152,113

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized

21

Notes to Financial Statements – continued

gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At April 30, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions
Interest Rate Contracts	$104,535	$—
Credit Contracts	—	(48,102)
Total	$104,535	$(48,102)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions
Interest Rate Contracts	$(82,712)	$—
Credit Contracts	—	24,590
Total	$(82,712)	$24,590

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

22

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a

23

Notes to Financial Statements – continued

defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

24

Notes to Financial Statements – continued

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/10	4/30/09
Ordinary income (including any short-term capital gains)	$4,068,597	$4,639,784

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/10
Cost of investments	$63,226,977
Gross appreciation	3,219,573
Gross depreciation	(3,294,437)
Net unrealized appreciation (depreciation)	$(74,864)

Undistributed ordinary income	643,513
Capital loss carryforwards	(13,511,211)
Other temporary differences	(233,357)

As of April 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/13	$(1,678,843)
4/30/14	(1,444,482)
4/30/15	(5,723,242)
4/30/16	(1,524,378)
4/30/17	(2,779,139)
4/30/18	(361,127)
$(13,511,211)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

25

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to 0.35% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2010. This management fee reduction amounted to $138,935, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses did not exceed 0.25% annually of the fund’s average daily net assets. This written agreement terminated on August 31, 2009. For the period May 1, 2009 through August 31, 2009 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Effective September 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed 1.60% annually of the average daily net assets for Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2010. For the period September 1, 2009 through April 30, 2010, this reduction amounted to $11,675 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	1.00%	$926,232

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2010 based on each class’ average daily net assets.

Class B shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within five years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2010, were as follows:

Amount
Class B	$2,678,247

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2010, the fee was $76, which equated to 0.0001% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2010, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount

26

Notes to Financial Statements – continued

of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2010 was equivalent to an annual effective rate of 0.0265% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,013 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $528, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$32,705,080	$43,000,282
Investments (non-U.S. Government securities)	$58,069,023	$72,979,037

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/10		Year ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold	5,496,721	$49,798,565	4,614,385	$41,476,742
Shares reacquired	(8,226,770)	(78,315,676)	(8,428,579)	(73,748,977)

Net change	(2,730,049)	$(28,517,111)	(3,814,194)	$(32,272,235)

Class A and Class C shares were not available for sale during the period. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing

27

Notes to Financial Statements – continued

arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2010, the fund’s commitment fee and interest expense were $1,581 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,627,952	87,609,924	(90,815,265)	1,422,611

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,114	$1,422,611

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund J:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund J (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund J as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2010

29

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IX, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	4,062,401,289.196	73,221,190.484
Lawrence H. Cohn, M.D.	4,057,332,134.875	78,290,344.805
Maureen R. Goldfarb	4,075,685,101.274	59,937,378.406
David H. Gunning	4,069,345,498.404	66,276,981.275
William R. Gutow	4,061,317,289.863	74,305,189.817
Michael Hegarty	4,072,922,043.937	62,700,435.743
John P. Kavanaugh	4,078,112,235.900	57,510,243.780
Robert J. Manning	4,078,222,180.494	57,400,299.186
Robert C. Pozen	4,069,259,484.214	66,362,995.465
J. Dale Sherratt	4,060,964,007.363	74,658,472.317
Laurie J. Thomsen	4,075,707,109.115	59,915,370.565
Robert W. Uek	4,066,977,372.223	68,645,107.456

30

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

31

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

32

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

Joshua Marston

Robert Persons

Michael Roberge

Jeffrey Wakelin

JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

33

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

For non-U.S. persons only, the fund designates 99.95% of ordinary income dividends paid during the fiscal year as interest-related dividends.

34

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and
literature
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended April 30, 2010 and 2009, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Bond Fund	53,015	51,991
MFS Limited Maturity Fund	45,972	45,086
MFS Municipal Limited Maturity Fund	38,499	37,760
MFS Research Bond Fund	56,292	55,204
MFS Research Bond Fund J	43,738	42,548
Total	237,516	232,589

For the fiscal years ended April 30, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Bond Fund	0	0	6,244	6,122	1,350	1,100
To MFS Limited Maturity Fund	0	0	6,157	6,036	1,350	1,100
To MFS Municipal Limited Maturity Fund	0	0	5,641	5,530	1,350	1,100
To MFS Research Bond Fund	0	0	6,157	6,036	1,350	1,100
To MFS Research Bond Fund J	17,733	17,733	5,182	5,080	1,350	1,100
Total fees billed by Deloitte To above Funds:	17,733	17,733	29,381	28,804	6,750	5,500
To MFS and MFS Related Entities of MFS Bond Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Research Bond Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Research Bond Fund J*	1,095,865	983,098	0	0	0	282,314
Aggregate fees for non-audit services:
	2010		2009
To MFS Bond Fund, MFS and MFS Related Entities#	1,279,584		1,320,459
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	1,279,497		1,320,373
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	1,278,981		1,319,867
To MFS Research Bond Fund, MFS and MFS Related Entities#	1,279,497		1,320,373
To MFS Research Bond Fund J, MFS and MFS Related Entities#	1,296,255		1,337,150

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: June 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: June 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 16, 2010

*	Print name and title of each signing officer under his or her signature.